Filed Pursuant to Rule 497 (b)

File No. 333-136231

Questions & Answers

Tax-Free Series

Cash Reserve Fund, Inc.

Tax Free Money Fund Investment

DWS Advisor Funds

DWS Tax-Free Money Fund

DWS Tax-Exempt Money Fund

DWS Money Funds

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 18 in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on the merger of your fund into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”) (each a “Fund” and together the “Funds”).

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of your Fund. Each Board unanimously recommends that you vote for the proposal.

Q&A continued

Q Why has this proposal been made for my Fund?

A The proposal to merge your Fund into CAT TEP is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the merger will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses. Your Fund and CAT TEP have similar investment objectives and policies.

Q Will I have to pay federal income taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger.

Q Upon merger, will I own the same number of shares?

A Yes. You will receive shares equal in number to the shares owned as of the Valuation Time (as defined on page 27 of the Prospectus/Proxy Statement).

Q Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger of your Fund into CAT TEP would occur on or about March 19, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of each merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card(s);

■	By telephone, with a toll-free call to the number listed on your proxy card(s);

■	By mail, by sending the enclosed proxy card(s), signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my Fund’s performance on the Internet or through the voice response system (DWS Tax-Exempt Money Fund and DWS Tax-Free Money Fund only)?

A Yes. You will be able to continue to track your Fund’s performance before the merger through these means.

Q If I have the check writing privilege on my account, will new checks be issued?

A No. New checks will not be issued. You can continue to use your existing checks.

Q If I have the debit card privilege on my account, will a new debit card be issued?

A No. A new debit card will not be issued. You can continue to use your existing debit card.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

TAX-FREE SERIES

CASH RESERVE FUND, INC.

TAX FREE MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

DWS TAX-FREE MONEY FUND

DWS TAX-EXEMPT MONEY FUND

DWS MONEY FUNDS

A Message from the Funds’ President

November 8, 2006

Dear Shareholders:

I am writing to you to ask for your vote on an important matter that affects your investment in the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”), the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”), the DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) or the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”), as applicable. While you are, of course, welcome to join us at the joint special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), or by voting by telephone or through the Internet.

We are asking for your vote on the following matters, as applicable:

Proposal for CRF Tax Free Fund:	Approval of a proposed merger of CRF Tax Free Fund into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”). In this merger, your shares of CRF Tax Free Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a class of CAT TEP equal in number to the CRF Tax Free Fund shares held by you.

Proposal for TFI:	Approval of a proposed merger of TFI into CAT TEP. In this merger, your shares of TFI would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the TFI shares held by you.

Proposal for DWS Tax-Free Fund:	Approval of a proposed merger of DWS Tax-Free Fund into CAT TEP. In this merger, your shares of DWS Tax-Free Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the DWS Tax-Free Fund shares held by you.

Proposal for DWS Tax-Exempt Fund:	Approval of a proposed merger of DWS Tax-Exempt Fund into CAT TEP. In this merger, your shares of DWS Tax-Exempt Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the DWS Tax-Exempt Fund shares held by you.

Each proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 18 of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend that shareholders of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund approve the merger of their respective Fund into CAT TEP, the Board of each of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund conducted a thorough review of the potential implications of the mergers and concluded that the participation of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund in the proposed mergers would be in the best interests of each of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund and would not dilute the interests of CRF Tax Free Fund’s, TFI’s, DWS Tax-Free Fund’s and DWS Tax-Exempt Fund’s respective existing shareholders.

If approved by shareholders, the Board expects that the merger of your Fund will take effect during the first calendar quarter of 2007.

Included in this booklet is information about the upcoming joint special shareholders’ meeting:

•	A Notice of a Joint Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on CAT TEP and the specific proposals being considered at the joint special shareholders’ meeting and why the proposals are being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Sincerely yours,

Michael Clark

President

Cash Reserve Fund, Inc.

DWS Advisor Funds

DWS Tax-Free Money Fund

DWS Money Funds

TAX-FREE SERIES

CASH RESERVE FUND, INC.

TAX FREE MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

DWS TAX-FREE MONEY FUND

DWS TAX-EXEMPT MONEY FUND

DWS MONEY FUNDS

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”), the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”), DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) and the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”):

A Joint Special Meeting of Shareholders of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund will be held December 8, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

Proposal for CRF Tax Free Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of CRF Tax Free Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of CRF Tax Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Tax Free Fund in complete liquidation and termination of CRF Tax Free Fund.

Proposal for TFI:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of TFI to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of TFI, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of TFI in complete liquidation and termination of TFI.

Proposal for DWS Tax-Free Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Tax-Free Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Free Fund in complete liquidation and termination of DWS Tax-Free Fund.

Proposal for DWS Tax-Exempt Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Tax-Exempt Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Exempt Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Exempt Fund in complete liquidation and termination of DWS Tax-Exempt Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares at the close of business on October 11, 2006 of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund are entitled to vote with respect to the Proposal for their Fund at the Meeting and at any adjournments or postponements thereof.

For DWS Tax-Exempt Money Fund, in the event that the necessary quorum to transact business or the vote required to approve the merger of DWS Tax-Exempt Money Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting for DWS Tax-Exempt Fund will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

For CRF Tax Free Fund, in the event that the necessary quorum to transact business is not obtained at the Meeting, the stockholders present at the Meeting may, without further notice, adjourn the Meeting from time to time (but not more than 120 days after the original record date for the Meeting) until a quorum shall attend.

For TFI and DWS Tax-Free Fund, the Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the Proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to the Proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the Proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Boards

John Millette

Secretary

November 8, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

CASH RESERVE FUND, INC.—TAX-FREE SERIES,

DWS ADVISOR FUNDS—TAX FREE MONEY FUND INVESTMENT,

DWS TAX-FREE MONEY FUND AND

DWS MONEY FUNDS—DWS TAX-EXEMPT MONEY FUND

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board’s recommendation on the proposal applicable to your Fund.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

November 2, 2006

Acquisition of the assets of:	By and in exchange for shares of: Tax-Exempt Portfolio a series of Cash Account Trust
Tax-Free Series a series of Cash Reserve Fund, Inc.
300 Lombard Street
Baltimore, MD 21202
(410) 895-5000
Acquisition of the assets of:
Tax Free Money Fund Investment a series of DWS Advisor Funds
345 Park Avenue New York, NY 10154
(212) 454-7190	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000
Acquisition of the assets of:
DWS Tax-Free Money Fund
Two International Place
Boston, MA 02110
(617) 295-1000
Acquisition of the assets of:
DWS Tax-Exempt Money Fund a series of DWS Money Funds
222 S. Riverside Plaza
Chicago, IL 60606
(312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”) into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), (b) the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”) into CAT TEP, (c) DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) into CAT TEP, and (d) the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”) into CAT TEP. CAT TEP, CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund are also referred to herein collectively as the “Acquired Funds,” and each is referred to herein individually as an “Acquired Fund.”

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The Board of Trustees/Directors (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into CAT TEP.

As a result of the mergers, each shareholder of the applicable class of the Acquired Funds will receive shares of the corresponding class of CAT TEP equal in number to such shareholder’s Acquired Fund shares as of the Valuation Time (as defined below on page 27). Shareholders of each Acquired Fund will vote separately on the merger of their Fund into CAT TEP, with each merger being separate and distinct from the others. The merger of one Acquired Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.

CAT TEP is comprised of nine classes of shares, including three new share classes, Tax-Free Investment Class shares, DWS Tax-Free Money Fund Class S shares and DWS Tax-Exempt Money Fund shares, which were created to facilitate the mergers. Shareholders of the Acquired Funds will hold shares of the following classes of CAT TEP after the mergers:

Acquired Fund/Class	CAT TEP Class

CRF Tax Free Fund—Cash Reserve Tax-Free Shares	Tax-Free Investment Class

CRF Tax Free Fund—Cash Reserve Tax-Free Institutional Shares	DWS Tax-Exempt Cash Institutional Shares

TFI	Tax-Free Investment Class

DWS Tax-Free Fund—Class S shares(1)	DWS Tax-Free Money Fund Class S

DWS Tax-Exempt Fund	DWS Tax-Exempt Money Fund

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of DWS Tax-Free Fund were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.

Proposal
Fund	Approval of Proposed Merger of CRF Tax Free Fund into CAT TEP	Approval of Proposed Merger of TFI into CAT TEP	Approval of Proposed Merger of DWS Tax-Free Fund into CAT TEP	Approval of Proposed Merger of DWS Tax-Exempt Fund into CAT TEP
CRF Tax Free Fund	✓
TFI		✓
DWS Tax-Free Fund			✓
DWS Tax-Exempt Fund				✓

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This Prospectus/Proxy Statement, along with the Notice of Joint Special Meeting and the proxy card, is being mailed on or about November 8, 2006. It explains concisely what you should know before voting on the matters described herein or investing in CAT TEP, a diversified series of Cash Account Trust, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectuses of CAT TEP dated August 1, 2006, as supplemented from time to time, for DWS Tax-Exempt Money Fund shares, DWS Tax-Free Money Fund Class S shares, Tax-Free Investment Class shares and DWS Tax-Exempt Cash Institutional Shares (each a “CAT TEP Prospectus”), copies of which are included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of CRF Tax Free Fund dated August 1, 2006, as supplemented from time to time, for Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares;

(iii)	the prospectus of TFI dated May 1, 2006, as supplemented from time to time;

(iv)	the prospectus of DWS Tax-Free Fund dated October 1, 2006, as supplemented from time to time, for Class S shares;

(v)	the prospectus of DWS Tax-Exempt Fund dated December 1, 2005, as supplemented from time to time;

(vi)	the statement of additional information of CRF Tax Free Fund dated August 1, 2006, as supplemented from time to time, for Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares;

(vii)	the statement of additional information of TFI dated May 1, 2006, as supplemented from time to time;

(viii)	the statement of additional information of DWS Tax-Free Fund dated October 1, 2006, as supplemented from time to time, for Class S shares;

(ix)	the statement of additional information of DWS Tax-Exempt Fund dated December 1, 2005, as supplemented from time to time;

(x)	the statement of additional information relating to the proposed mergers, dated November 2, 2006 (the “Merger SAI”);

(xi)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for CRF Tax Free Fund contained in the Annual Report for the fiscal year ended March 31, 2006;

(xii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for TFI contained in the Annual Report for the fiscal year ended December 31, 2005, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended June 30, 2006;

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(xiii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for DWS Tax-Free Fund contained in the Annual Report for the fiscal year ended May 31, 2006; and

(xiv)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for DWS Tax-Exempt Fund contained in the Annual Report for the fiscal year ended July 31, 2006.

There is no financial information available for the three classes of CAT TEP created to facilitate the mergers as of the date of this Prospectus/Proxy Statement. These classes will commence operation as of the effective date of the mergers.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (for DWS Tax-Exempt Money Fund shares), 1-800-730-1313 (for Cash Reserve Tax-Free Shares, Cash Reserve Tax-Free Institutional Shares, Tax-Free Investment Class shares and Tax Free Money Fund Investment shares), 1-800-728-3337 (for DWS Tax-Free Money Fund Class S shares) or 1-800-537-3177 (for DWS Tax-Exempt Cash Institutional Shares).

Like shares of your Fund, shares of CAT TEP are not bank deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that CAT TEP will be able to maintain a stable net asset value of $1.00 per share.

This document is designed to give you the information you need to vote on the merger of your Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger of your Fund.

1.	What is being proposed?

The Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into CAT TEP.

If a merger is approved by shareholders of an Acquired Fund, all of the assets of the Acquired Fund will be transferred to CAT TEP solely in exchange for the issuance and delivery to the Acquired Fund of the class or classes of shares of CAT TEP identified in the Agreement and Plan of Reorganization (“Merger Shares”) equal in number to the outstanding shares of the corresponding class of the Acquired Fund and for the assumption by CAT TEP of all liabilities of the Acquired Fund. Immediately following the transfer, the Merger Shares received by the Acquired Funds will be distributed pro rata, on a tax-free basis for federal income tax purposes, to their respective shareholders of record.

2.	What will happen to my shares as a result of the merger?

Your shares of your Acquired Fund will, in effect, be exchanged for shares of the corresponding share class of CAT TEP equal in number as of the Valuation Time (as defined below on page 27). The corresponding share classes are as follows:

Acquired Fund/Class	CAT TEP Class

CRF Tax Free Fund—Cash Reserve Tax-Free Shares (“CRF Tax-Free Shares”)	Tax-Free Investment Class (“CAT Investment Class”)

CRF Tax Free Fund—Cash Reserve Tax-Free Institutional Shares (“CRF Institutional Shares”)	DWS Tax-Exempt Cash Institutional Shares (“CAT Institutional Shares”)

TFI	CAT Investment Class

DWS Tax-Free Fund—Class S (“DWS Class S”)(1)	DWS Tax-Free Money Fund Class S (“CAT Class S”)

DWS Tax-Exempt Fund	DWS Tax-Exempt Money Fund (“CAT Tax-Exempt Money”)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of DWS Tax-Free Fund were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.

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3.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares owned as of the Valuation Time (as defined below on page 27).

4.	Why have the Board Members recommended that I approve the merger?

In determining whether to recommend that shareholders of DWS Tax-Exempt Fund approve the merger of their Fund into CAT TEP, the Board Members of DWS Money Funds considered, among others, the following factors:

•	That the investment objective, policies, restrictions and strategies of DWS Tax-Exempt Fund are similar to the investment objective, policies, restrictions and strategies of CAT TEP;

•	That shareholders of DWS Tax-Exempt Fund are expected to benefit from a lower total fund operating expense ratio;

•	That Deutsche Investment Management Americas Inc. (“DeIM”), the investment adviser to CAT TEP, has agreed to cap the total operating expense ratio of CAT Tax-Exempt Money shares of the combined fund for at least three years following the merger at a level equal to the current expense cap of shares of DWS Tax-Exempt Fund; and

•	That DeAM agreed to pay all costs associated with the merger.

The Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds and DWS Tax-Free Money Fund considered the following factors, among others, in determining to recommend that shareholders of each of CRF Tax Free Fund, TFI and DWS Tax-Free Fund approve their respective mergers:

•	The mergers offer shareholders of each of CRF Tax Free Fund, TFI and DWS Tax-Free Fund the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP, including a comparison between the expenses of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and the estimated operating expense ratio of the corresponding class of the combined fund, and, in particular, noted that the total net operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the total current net operating expense ratio of the corresponding class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund;

•	DeAM has agreed to cap the total net operating expense ratio of each applicable class of the combined fund at a level equal to or lower than the current total net operating expense ratio of the corresponding class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund for at least three years following the mergers; and

•	DeAM agreed to pay all costs associated with the mergers.

The Board Members overseeing your Fund concluded with respect to the proposed merger of your Fund into CAT TEP that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board Members overseeing your Fund

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unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) for your Fund and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the Funds compare?

The investment objective, policies and restrictions for each Fund are substantially similar. CRF Tax Free Fund seeks a high level of tax-exempt current income consistent with liquidity and the preservation of capital. TFI seeks a high level of current income exempt from federal income tax consistent with liquidity and the preservation of capital. DWS Tax-Free Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. DWS Tax-Exempt Fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. CAT TEP seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. Each Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7. Each Fund pursues its objective by investing at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

As of April 30, 2006, the weighted average maturity for CRF Tax Free Fund, TFI, DWS Tax-Free Fund, DWS Tax-Exempt Fund and CAT TEP was 14 days, 23 days, 17 days, 19 days and 17 days, respectively.

A complete list of each Fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s statement of additional information includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

6.	How do the management fees and operating expense ratios of the Funds compare, and what are they estimated to be following the mergers?

The following table summarizes the expenses that each Fund incurred during the year ended April 30, 2006 and the pro forma estimated annual operating expense ratios of the Merger Shares of CAT TEP assuming consummation of the mergers as of April 30, 2006. The Funds are no-load funds, meaning no sales charges or other shareholder fees are paid directly from your investment. However, the Funds do have annual operating expenses, and as a shareholder you pay them indirectly. See the Annual Fund Operating Expenses table below for more information on these expenses.

The table is provided to help you understand your share of the operating expenses that your Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers. As shown below, the mergers are expected to result in the same or lower total net operating expense ratio for shareholders of each Acquired Fund. However, there can be no assurance that the merger of your Fund will result in expense savings.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses(1)		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
CRF Tax Free Fund
CRF Tax-Free Shares	0.30	%(2)(3)	0.25%	0.17	%(2)	0.72%	—		0.72%
CRF Institutional Shares	0.30	%(2)(3)	None	0.04	%(2)	0.34%	—		0.34%
TFI	0.25	%(3)(4)	None	0.54	%(4)	0.79%	0.04	%(5)	0.75	%(5)
DWS Tax-Free Fund
DWS Class S	0.52	%(3)(4)	None	0.22	%(4)	0.74%	0.04	%(6)	0.70	%(6)
DWS Tax-Exempt Fund	0.26%		None	0.11%		0.37%	—	(7)	0.37	%(7)
CAT TEP
CAT Investment Class(8)	0.16%		0.25%	0.32%		0.73%	0.01	%(9)	0.72	%(9)
CAT Class S(8)	0.16%		None	0.14%		0.30%	—		0.30%
CAT Tax-Exempt Money(8)	0.16%		None	0.11%		0.27%	—		0.27%
CAT Institutional Shares	0.16%		None	0.05%		0.21%	—		0.21%
CAT TEP (Pro forma combined)
CAT Investment Class(8)	0.16%		0.25%	0.32%		0.73%	0.01	%(9)	0.72	%(9)
CAT Class S(8)	0.16%		None	0.14%		0.30%	—	(9)	0.30	%(9)
CAT Tax-Exempt Money(8)	0.16%		None	0.11%		0.27%	—	(9)	0.27	%(9)
CAT Institutional Shares	0.16%		None	0.05%		0.21%	0.01	%(9)	0.20	%(9)

(1)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(2)	Restated on an annualized basis to reflect approved fee changes effective July 1, 2006.
(3)	This fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(5)	Through April 30, 2007, Deutsche Asset Management, Inc. (“DeAM, Inc.”) and DeIM have contractually agreed to waive a portion of their fees and reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total operating expense ratio at 0.75%, excluding extraordinary expenses.
(6)	Through September 30, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.70% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

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(7)	Through November 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.
(8)	The Annual Fund Operating Expenses are estimated since no CAT Investment Class, CAT Class S or CAT Tax-Exempt Money shares will be issued prior to the merger.
(9)	Contingent upon completion of the applicable merger, for three years from the completion of the merger, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.73%, 0.70%, 0.40% and 0.20% for CAT Investment Class, CAT Class S, CAT Tax-Exempt Money and CAT Institutional shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, which rates were based on the expense ratios in effect at the time of Board approval. Subsequently, DeIM has contractually agreed for three years from the completion of the CRF Tax Free Fund merger to waive an additional 0.01% of operating expenses for CAT Investment Class shares as a result of a subsequent decrease in the expense ratio for CRF Tax-Free Shares. Therefore, the effective expense cap for CAT Investment Class shares will be 0.72%.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
CRF Tax Free Fund
CRF Tax-Free Shares	$74	$230	$401	$894
CRF Institutional Shares	$35	$109	$191	$431
TFI(1)	$77	$248	$435	$974
DWS Tax-Free Fund
DWS Class S(1)	$72	$233	$408	$915
DWS Tax-Exempt Fund	$38	$119	$208	$468
CAT TEP
CAT Investment Class(2)	$74	$230	$403	$903
CAT Class S	$31	$97	$169	$381
CAT Tax-Exempt Money	$28	$87	$152	$343
CAT Institutional Shares	$22	$68	$118	$268
CAT TEP (Pro forma combined)
CAT Investment Class(2)	$74	$230	$403	$903
CAT Class S	$31	$97	$169	$381
CAT Tax-Exempt Money	$28	$87	$152	$343
CAT Institutional Shares(2)	$20	$64	$115	$265

(1)	Includes one year of capped expenses in each of the “1 Year,” “3 Years,” “5 Years,” and “10 Years” periods.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

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The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of January 31, 2006, CRF Tax Free Fund, TFI, DWS Tax-Free Fund, DWS Tax-Exempt Fund and CAT TEP had net assets of $913,505,825, $176,846,745, $199,791,099, $679,291,284, and $931,221,840, respectively.

CRF Tax Free Fund		TFI		DWS Tax-Free Fund		DWS Tax-Exempt Fund		CAT TEP (Pre- and Post- Merger)
Average Daily Net Assets	Management Fee(1)(2)	Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee(1)	Combined Average Daily Net Assets of DWS Money Funds(3)	Management Fee	Combined Average Daily Net Assets of Cash Account Trust(4)	Management Fee
First $500 million	0.215%	All	0.15%	First $500 million	0.415%	First $215 million	0.500%	First $500 million	0.220%
Next $500 million	0.175%			Amount over $500 million	0.395%	Next $335 million	0.375%	Next $500 million	0.200%
Next $500 million	0.165%					Next $250 million	0.300%	Next $1 billion	0.175%
Next $1 billion	0.155%					Next $800 million	0.250%	Next $1 billion	0.160%
Next $1 billion	0.145%					Next $800 million	0.240%	Amount over $3 billion	0.150%
Amount over $3.5 billion	0.135%					Next $800 million	0.230%
						Amount over $3.2 billion	0.220%

(1)	In addition to the management fees shown in the table above for CRF Tax Free Fund, TFI and DWS Tax-Free Fund which are paid pursuant to each Fund’s respective investment management agreement, each Fund pays a flat fee of 0.10% of its average daily net assets for administrative and accounting services pursuant to its respective administrative services agreement. The management fee payable by CAT TEP pursuant to its investment management agreement compensates DeIM for both investment advisory and administrative services.
(2)	CRF Tax Free Fund also pays a fee of 0.03% on all assets of the Fund.
(3)	The management fee for each series of DWS Money Funds, including DWS Tax-Exempt Fund, is computed based on the combined average daily net assets of all series of DWS Money Funds and allocated to such series based upon the relative net assets of each series.
(4)	The management fee for each series of Cash Account Trust, including CAT TEP, is computed based on the combined average daily net assets of all series of Cash Account Trust and allocated to such series based upon the relative net assets of each series.

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7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of the merger into CAT TEP. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences” below.

8.	Are the dividend policies of the Funds the same?

Yes, the dividend policies are substantially the same for each Fund. Each Fund declares dividends representing substantially all net income daily and pays distributions monthly. CAT TEP’s cutoff time for wire transfer purchases to receive same day dividends is 3:00 p.m. Eastern time. CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund have a 12:00 p.m. cutoff time to receive same day dividends. The cut-off time for CAT TEP will apply following the mergers.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of each Fund.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the net asset value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. For each Acquired Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 12 p.m. Eastern time. For CAT TEP, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 3 p.m. Eastern time. The cut-off time for CAT TEP will apply following the mergers. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus(es) and statement(s) of additional information.

10.	How will I be notified of the outcome of the merger of my Fund?

If the proposed merger involving your Fund is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of your Fund.

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11.	What percentage of shareholders’ votes is required to approve each merger?

For DWS Tax-Exempt Fund and CRF Tax Free Fund, approval of the merger will require the affirmative vote of shareholders of DWS Tax-Exempt Fund and CRF Tax Free Fund, respectively entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

For DWS Tax-Free Fund and TFI, approval of the merger for each Fund will require the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a majority of the outstanding voting securities of a fund is defined as the affirmative vote of the lesser of (1) 67% of the voting securities of a fund present at a meeting if more than 50% of the outstanding shares of the fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a fund (a “1940 Act Majority”).

The Board Members overseeing your Fund believe that the proposed merger of your Fund is in the best interests of the Fund. Accordingly, the Board Members unanimously recommend that shareholders vote FOR approval of the proposed merger of their Fund.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of CAT TEP, and how do they compare with those of my Fund?

Investment Strategies.    The investment objective, policies and restrictions of your Fund and CAT TEP are substantially similar. CRF Tax Free Fund seeks a high level of tax-exempt current income consistent with liquidity and the preservation of capital. TFI seeks a high level of current income exempt from federal income tax consistent with liquidity and the preservation of capital. DWS Tax-Free Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. DWS Tax-Exempt Fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. CAT TEP seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. Each Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7.

Each Fund pursues its objective by investing at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

While the Funds’ advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). Each Fund maintains a dollar-weighted average maturity of 90 days or less. Each Fund’s securities are denominated in U.S. dollars. CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund’s securities have remaining maturities of 397 days (about 13 months) or less at the time of purchase while CAT

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TEP’s securities have remaining maturities of 12 months or less at the time of purchase. Each Fund also may invest in securities that have features that reduce their maturities to 397 days or less or 12 months or less, respectively, at the time of purchase. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act.

The principal investments of each Fund, except CRF Tax Free Fund include: (1) general obligation notes and bonds; (2) revenue notes and bonds; (3) tax-exempt commercial paper; (3) short-term municipal notes; (4) municipal obligations backed by letters of credit, general bank guarantees or municipal bond insurance; (5) floating rate bonds; (6) private activity bonds; and (7) municipal trust receipts. CRF Tax Free Fund’s principal investments include: (1) municipal notes and short-term municipal bonds; (2) variable rate demand notes; (3) tax-exempt commercial paper; and (4) municipal trust receipts.

Each Acquired Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations. CAT TEP has adopted a nonfundamental policy that it will not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the Funds may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

DeAM believes that CAT TEP should provide a comparable investment opportunity for shareholders of each Acquired Fund.

For a more detailed description of the investment techniques used by each Fund, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

Primary Risks.    As with any investment, you may lose money by investing in CAT TEP. There are several risk factors summarized below that could reduce the yield from CAT TEP or make it perform less well than other investments. The risks of an investment in CAT TEP are the same as the risks of an investment in your current Fund. More detailed descriptions of the risks associated with an investment in CAT TEP can be found in the current prospectuses and statements of additional information of CAT TEP.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, CAT TEP limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

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Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, CAT TEP only buys high quality securities with minimal credit risk. Also, the Fund primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk.    While CAT TEP invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause CAT TEP’s returns to lag behind those of similar money market funds.

Municipal Trust Receipts (“MTRs”) Risk.    CAT TEP’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of CAT TEP.

Special Tax Features.    Political or legal actions could change the tax-exempt status of CAT TEP’s dividends. Also, to the extent that CAT TEP invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

An investment in CAT TEP is not insured or guaranteed by the FDIC or any other government agency. Although CAT TEP seeks to preserve the value of an investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in CAT TEP.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of CAT Institutional Shares, CRF Tax-Free Shares, TFI shares, DWS Tax-Free Fund Class S shares and DWS Tax-Exempt Fund shares. The table following the charts compares each Fund’s performance. The performance figures shown for CAT TEP are for CAT Institutional Shares. The newly created classes of CAT TEP would be expected to have substantially similar gross annual returns (before the effect of expenses) as CAT Institutional Shares, as the shares will be invested in the same portfolio of securities, and the returns of the classes net of expenses would be expected to differ primarily due to the different expenses of the classes. Of course, a Fund’s past performance is not necessarily an indication of future performance.

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Calendar Year Total Returns (%)

CAT TEP—CAT Institutional Shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of September 30: 2.40%

For the periods included in the bar chart:

Best Quarter: 1.06%, Q4 2000                Worst Quarter: 0.19%, Q3 2003

CRF Tax Free Fund—CRF Tax-Free Shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of September 30: 2.01%

For the periods included in the bar chart:

Best Quarter: 0.91%, Q4 2000                Worst Quarter: 0.05%, Q3 2003

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TFI

Annual Total Returns (%) as of 12/31 each year

2006 total return as of September 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 0.88%, Q4 2000                Worst Quarter: 0.04%, Q3 2003

DWS Tax-Free Fund—Class S

Annual Total Returns (%) as of 12/31 each year

2006 total return as of September 30: 2.03%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000                Worst Quarter: 0.07%, Q3 2003

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DWS Tax-Exempt Fund

Annual Total Returns (%) as of 12/31 each year

2006 total return as of September 30: 2.27%

For the periods included in the bar chart:

Best Quarter: 1.02%, Q4 2000                Worst Quarter: 0.13%, Q3 2003

Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception
CAT TEP
CAT Institutional Shares	2.26%	1.63%	2.07	%(1)

CRF Tax Free Fund
CRF Tax-Free Shares	1.73	1.12	2.06
CRF Institutional Shares	2.12	1.48	2.24	(2)

TFI	1.72	1.07	1.97

DWS Tax-Free Fund
Class S	1.80	1.19	2.12

DWS Tax-Exempt Fund	2.09	1.46	2.43

(1)	Inception date for CAT Institutional Shares was November 17, 1999.
(2)	Inception date for CRF Institutional Shares was June 2, 1997.

As of December 31, 2005, CRF Tax Free Fund’s 7-day yield was 2.64% for CRF Tax-Free Shares and 3.04% for CRF Institutional Shares, TFI’s 7-day yield was 2.64%, DWS Tax-Free Fund’s 7-day yield was 2.73% for Class S shares, DWS Tax-Exempt Fund’s 7-day yield was 3.02% and CAT TEP’s 7-day yield was 3.19% for CAT Institutional Shares. The 7-day yield, which is often referred to as the “current yield,” is

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the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of the Funds, call your financial advisor or the corresponding Fund at 1-800-621-1048 (for DWS Tax-Exempt Money Fund shares), 1-800-730-1313 (for Cash Reserve Tax-Free Shares, Cash Reserve Tax-Free Institutional Shares, Tax-Free Investment Class shares and Tax Free Money Fund Investment shares), 1-800-728-3337 (for DWS Tax-Free Money Fund Class S shares) or 1-800-537-3177 (for DWS Tax-Exempt Cash Institutional Shares) or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    DeIM is the investment advisor for DWS Tax-Free Fund, DWS Tax-Exempt Fund and CAT TEP. DeAM, Inc. is the investment advisor for TFI. Investment Company Capital Corp. (“ICCC”) is the investment advisor for CRF Tax Free Fund. Under the supervision of the Board of each Fund, DeIM and DeAM, Inc., each with headquarters at 345 Park Avenue, New York, New York 10154, and ICCC with headquarters at One South Street, Baltimore, Maryland 21202, make each applicable Fund’s investment decisions, buy and sell securities for the Fund and conduct research that leads to these purchase and sale decisions. DeIM, DeAM, Inc. and ICCC are also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM, DeAM, Inc. and ICCC are each an indirect wholly-owned subsidiary of Deutsche Bank AG and part of Deutsche Asset Management (“DeAM”). DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM Inc., ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, DeAM, Inc. and ICCC, is the principal underwriter, distributor and administrator for shares of each Fund and acts as agent of the Funds in the continuous sale of their shares.

CAT TEP has adopted a distribution and/or service plan on behalf of CAT Investment Class shares in accordance with Rule 12b-1 under the 1940 Act that is substantially the same as the distribution and/or service plan adopted by CRF Tax Free Fund for CRF Tax-Free Shares. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

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For its services under a Distribution Agreement with CAT TEP, which is substantially the same as the Distribution Agreement with CRF Tax Free Fund, DWS-SDI will receive a fee from CAT TEP under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to its CAT Investment Class shares. This fee will be accrued daily as an expense of the CAT Investment Class.

In addition to the Rule 12b-1 plan, CAT TEP has adopted a shareholder service plan for CAT Investment Class shares, which is substantially the same as the shareholder service plan adopted by CRF Tax Free Fund for CRF Tax-Free Shares. Under the terms of the shareholder service plan, CAT TEP will pay DWS-SDI an annual service fee of 0.07% of CAT Investment Class’ average daily net assets. DWS-SDI will use the service fee to pay third parties for services for which they are not otherwise being compensated under the Rule 12b-1 plan.

Board Members and Officers.    The Board Members overseeing CAT TEP are different from those who oversee each Acquired Fund, except DWS Tax-Exempt Fund. As more fully described in the statement of additional information for CAT TEP, which is available upon request, the following individuals comprise the Board of Trustees of CAT TEP: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of CAT TEP are different from those of each Acquired Fund, except DWS Tax-Exempt Fund. The officers of CAT TEP are Michael Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Robert Kloby, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for CAT TEP and DWS Tax-Exempt Fund. Ernst & Young LLP audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for each of DWS Tax-Free Fund, CRF Tax Free Fund and TFI.

Charter Documents.    CAT TEP is a series of Cash Account Trust, a Massachusetts business trust governed by Massachusetts law. CRF Tax Free Fund is a series of Cash Reserve Fund, Inc. a Maryland corporation governed by Maryland law. TFI is a series of DWS Advisor Funds, a Massachusetts business trust governed by Massachusetts law. DWS Tax-Free Fund is a Massachusetts business trust governed by Massachusetts law. DWS Tax-Exempt Fund is a series of DWS Money Funds, a Massachusetts business trust governed by Massachusetts law. CAT TEP is governed by an Amended and Restated Agreement and Declaration of Trust dated March 17, 1990, as amended from time to time. CRF Tax Free Fund is governed by Articles of Amendment and Restatement dated June 23, 2006. TFI and DWS Tax-Free Fund are governed by separate Amended and Restated Agreements and Declarations of Trust dated June 27, 2006. DWS Tax-Exempt Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated January 20, 1998, as amended from time to time. Each Fund’s Declaration of Trust or Articles of Amendment and Restatement is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents are

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similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Charter Document is provided below.

Charter Documents of CAT TEP and DWS Tax-Exempt Fund

Shares.    Under each Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of each Fund do entitle the holder to any dividends or distributions declared by the Board Members, and if a Fund were liquidated, shareholders of that Fund would receive a proportionate share of the net assets of the Fund. Each Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The Charter Document of each Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Board Members when required by the Charter Document or to comply with the 1940 Act. The Board Members or such other person or persons as may be specified in the By-Laws of each Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Board Member) of the outstanding shares entitled to vote at such meeting. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Board Member of the Funds may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Board Member vacancies may be filled by a majority of the Board Members then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of both Funds have noncumulative voting rights with respect to the election of Board Members. Each Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Funds to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of any Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing each Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, each Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

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Amendment of Charter Document:    The Charter Document of each Fund may be amended at any time by an instrument in writing signed by a majority of the then Board Members when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. Each Charter Document may also be amended by the Board Members without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Documents of TFI and DWS Tax-Free Fund

Shares:    Under each Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of each Fund do entitle the holder to any dividends or distributions declared by the Board Members, and if a Fund were liquidated, shareholders of that Fund would receive a proportionate share of the net assets of the Fund. Each Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of each Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the Board Members to be necessary or desirable. The Charter Document for DWS Tax-Free Fund does not grant shareholders the right to call a shareholder meeting by written request (except that the Board Members shall call a shareholder meeting for the purpose of voting upon the removal of a Board Member when requested in writing to do so by holders of at least ten percent (10%) of the outstanding shares). Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Board Member of the Funds may be removed (provided the aggregate number of Board Members after such removal is not less than one) by the action of two-thirds of the remaining Board Members or by the vote of shareholders holding two-thirds of the outstanding shares. Board Member vacancies may be filled by the affirmative vote or consent of a majority of the Board Members then in office, unless a shareholder vote is required by the 1940 Act. Shares of both Funds have noncumulative voting rights with respect to the election of Board Members. Each Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Funds to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a 1940 Act Majority. Quorum for a shareholder meeting of each Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the shares entitled to vote.

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Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing each Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, each Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

Amendment of Charter Document:    The Board Members may amend the Charter Document by a written instrument executed by a majority of the Board Members. Shareholders have the right to vote only on (i) any amendment that would affect their right to vote; (ii) any amendment as may be required by law to be approved by shareholders; and (iii) any amendment submitted to them by the Board Members. Notwithstanding the foregoing, the Board Members may, without any shareholder vote, amend the Charter Document (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Charter Document to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time. Except as otherwise specifically provided in the Charter Document, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Board Members, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Board Members shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes shall be authorized by vote of such series or classes affected and no vote of shareholders of a series or class not affected shall be required.

Charter Document of CRF Tax Free Fund

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder to any preemption or appraisal rights. Subject to the requirements of the 1940 Act, the Board Members have the authority to grant conversion and exchange rights to shareholders of the Fund. Shares of the Fund entitle the holder to any dividends or distributions declared by the Board Members, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The By-Laws of the Fund do not require that annual meetings of shareholders be held, but special meetings of the shareholders may be called for any purpose by the Board Members or the Chairman or the President. Shares of the Fund entitle their holders to one vote per share; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by

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shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Board Member vacancies created by an increase in the number of Board Members by the Board may be filled by the Board Members, otherwise vacancies are filled as provided by Maryland General Corporation Law. Quorum for a shareholder meeting of each Fund is the presence in person or by proxy of the shareholders entitled to vote at least one-third of the votes entitled to be cast at the meeting.

Shareholder Liability:    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Amendment of Charter Document:    The Fund reserves the right to adopt from time to time any amendment to the Charter Document, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter Document, of any outstanding shares.

The foregoing is a general summary of certain provisions of the Charter Documents governing Cash Account Trust, Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of each Acquired Fund are being asked to approve a merger between their Fund and CAT TEP pursuant to separate Agreements and Plans of Reorganization between each Acquired Fund and CAT TEP (the “Agreements”). The form of the Agreements is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all the assets of the Acquired Fund to CAT TEP in exchange for the assumption by CAT TEP of all liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Merger Shares equal in number to the outstanding shares of the Acquired Fund as of the Valuation Time.

After receipt of the Merger Shares, each Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Acquired Fund, and the legal existence of each Acquired Fund will be terminated. Each shareholder of each Acquired Fund will receive Merger Shares equal in number to the shareholder’s Acquired Fund shares at the Valuation Time.

Each Acquired Fund and CAT TEP have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, the Acquired Funds do not expect to dispose of securities prior to the merger, except in the ordinary course. DeIM has represented that as of October 30, 2006, CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund did not have any investments that were not consistent with the current investment objective, policies, restrictions and strategies of CAT TEP.

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The Board Members overseeing your Fund have voted unanimously to approve the Agreement for your Fund and the proposed merger and to recommend that shareholders also approve the merger. With respect to each merger, the actions contemplated by the Agreements and the related matters described therein will be consummated only if approved for DWS Tax-Exempt Fund and CRF Tax Free Fund by the affirmative vote of shareholders of DWS Tax-Exempt Fund and CRF Tax Free Fund, respectively, entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting and for DWS Tax-Free Fund and TFI by the affirmative vote of a 1940 Act Majority for each Fund, respectively.

In the event that a merger does not receive the required shareholder approval, that Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board Members overseeing the Fund may consider such alternatives as may be in the best interests of the Fund. Each merger is separate and distinct from the others and is not contingent upon completion of any other merger.

Background and Board Members’ Considerations Relating to the Proposed Mergers.

DWS Tax-Exempt Fund

DeAM first discussed the merger with the Board Members of DWS Money Funds in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. The proposed merger is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Board Members conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Board Members met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Board Members requested and received substantial information.

On May 10, 2006, the Board Members of DWS Money Funds all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board Members”), approved the terms of the merger and recommended that the merger be approved by shareholders.

In determining to recommend that the shareholders of DWS Tax-Exempt Fund approve its merger, the Board Members considered, among others, the factors described below:

•	The Board Members noted that the estimated operating expense ratios of CAT Tax-Exempt Money shares of the combined fund are lower than the expense

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ratio of DWS Tax-Exempt Fund shares. The Board Members also considered DeIM’s commitment to cap the operating expenses of the combined fund’s CAT Tax-Exempt Money shares for at least three years at a level equal to the current expense cap of DWS Tax-Exempt Fund shares. The Board Members noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Board Members considered that the merger would not result in the dilution of shareholder interests and that the terms and conditions of the Agreement were fair and reasonable.

•	The Board Members noted that the investment objective, policies, restrictions and strategies of DWS Tax-Exempt Fund are similar to the investment objective, policies, restrictions and strategies of CAT TEP and that the securities in DWS Tax-Exempt Fund’s portfolio were compatible with the securities in CAT TEP’s portfolio. The Board Members also considered that the merger would permit the shareholders of DWS Tax-Exempt Fund to pursue similar investment goals in a larger fund.

•	The Board Members noted that the services available to shareholders of CAT TEP are substantially similar to those available to shareholders of DWS Tax-Exempt Fund.

•	The Board Members noted that DeAM would bear all expenses associated with the merger.

•	The Board Members noted that DeAM believes the combined fund would be more likely to attract additional assets than DWS Tax-Exempt Fund and enjoy any related economies of scale.

•	The Board Members noted that DeIM has agreed to indemnify CAT TEP against certain liabilities Cash Account Trust may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Cash Account Trust (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	The Board Members noted that DeIM has agreed to indemnify the Disinterested Board Members against certain liabilities that such Disinterested Board Members may incur by reason of having served as a Board Member.

Based on all of the foregoing, the Board Members of DWS Money Funds concluded that the participation of the Fund in the proposed merger with CAT TEP would be in the best interests of the Fund and would not dilute the interests of existing shareholders. The Board Members of DWS Money Funds unanimously recommend that shareholders of DWS Tax-Exempt Fund approve the merger.

CRF Tax Free Fund, TFI and DWS Tax-Free Fund

DeAM first discussed the mergers with the Board Members in early 2006 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Board Members that the program is intended to streamline DeAM’s money market fund business to meet the needs of shareholders and prospects going forward

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while maximizing internal operational and economic efficiencies. Additionally, DeAM advised the Board Members that the program is intended to eliminate product redundancies, maximize portfolio size wherever possible, reduce risk to both shareholders and DeAM, and create the possibility for higher yielding funds with potentially lower expenses.

The Board Members conducted a thorough review of the potential implications of each merger. They were assisted in this review by their independent legal counsel. The Board Members met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Board Members requested and received substantial information.

On October 30, 2006, the Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds and DWS Tax-Free Money Fund, including those Board Members who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board Members”), approved the terms of each merger. They have also recommended that each merger be approved by each Acquired Fund’s respective shareholders.

In determining to recommend that shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund approve the merger of their respective Fund, the Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds and DWS Tax-Free Money Fund considered the following factors, among others:

•	The compatibility of CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s and CAT TEP’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund to pursue similar investment goals in a larger fund;

•	The limited impact of the transaction on the deviation between an Acquired Fund’s class’s current market price net asset value per share and $1.00;

•	The fees and operating expense ratios of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP, including comparisons between the expenses of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the total net operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the current total net operating expense ratio of the corresponding class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund, as applicable;

•	DeIM has agreed to cap the total net operating expense ratio of each applicable class of the combined fund to be exchanged in the merger at a level equal to or lower than the current total net operating expense ratio of the corresponding class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund for at least three years following the merger;

•	DeAM agreed to pay all costs associated with the mergers;

•	The mergers would not result in the dilution of shareholder interests and the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of CAT TEP are substantially similar on a class-level basis;

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•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on CRF Tax Free Fund, TFI and DWS Tax-Free Fund and their shareholders, as well as historical and pro forma attributes of each of CRF Tax Free Fund, TFI and DWS Tax-Free Fund, and the effect of the merger on certain losses of each of CRF Tax Free Fund, TFI and DWS Tax-Free Fund;

•	The investment performance of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP; and

•	DeIM has agreed to indemnify Cash Account Trust against certain liabilities Cash Account Trust may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Cash Account Trust (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

The Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds and DWS Tax-Free Money Fund concluded with respect to the proposed merger of CRF Tax Free Fund, TFI and DWS Tax-Free Fund into CAT TEP that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds and DWS Tax-Free Money Fund unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

Agreements and Plans of Reorganization.    The proposed mergers will be governed by the Agreements, the form of which is attached as Exhibit A. Each Agreement provides that CAT TEP will acquire all the assets of the Acquired Fund solely in exchange for the assumption by CAT TEP of all liabilities of the Acquired Fund and for the issuance of Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on March 16, 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

Each Acquired Fund will transfer all of its assets to CAT TEP, and in exchange, CAT TEP will assume all liabilities of the Acquired Funds and deliver to each Acquired Fund Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by the Acquired Fund, as follows: (1) shareholders of CRF Tax-Free Shares will receive CAT Investment Class shares; (2) shareholders of TFI will receive CAT Investment Class shares; (3) shareholders of DWS Class S shares will receive CAT Class S shares; (4) shareholders of DWS Tax-Exempt Fund will receive CAT Tax-Exempt Money shares; and (5) shareholders of CRF Institutional Shares will receive CAT Institutional Shares. As a result of each proposed merger, each shareholder of the Acquired Funds will receive Merger Shares of the class indicated above equal in number to the Acquired Fund shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of CAT TEP in the names of such Acquired Fund shareholders,

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each account representing the respective number of Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund, DWS Money Funds and Cash Account Trust have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreements and that the proposed merger of their Fund is in the Fund’s best interests.

The consummation of each merger is subject to the conditions set forth in the Agreements. An Agreement may be terminated and a merger abandoned (i) by mutual consent of the parties, (ii) by any party to the Agreement if the merger shall not be consummated by May 7, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

If shareholders of each Acquired Fund approve the merger of their Fund, CAT TEP has agreed to identify in writing prior to the Exchange Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of CAT TEP, and the Acquired Fund agrees to dispose of such assets prior to the Exchange Date. CAT TEP also agrees to identify in writing prior to the Exchange Date any assets that it would like the Acquired Fund to purchase, consistent with CAT TEP’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets identified by CAT TEP. DeIM has represented that it does not expect CAT TEP to identify any such assets of any Acquired Fund.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreements, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of each Acquired Fund in accordance with the Agreements as described above. Each class of Merger Shares has substantially the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Acquired Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the CAT TEP Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by CAT TEP of all the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by CAT TEP of all of the

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liabilities of the Acquired Fund, followed by the distribution by such Acquired Fund to its shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and CAT TEP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to CAT TEP in exchange for Merger Shares and the assumption of the Acquired Fund’s liabilities by CAT TEP, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of the Acquired Fund.

•	Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for their Acquired Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that such Acquired Fund shareholder held such Acquired Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, CAT TEP will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for Merger Shares and the assumption by CAT TEP of all the liabilities of the Acquired Fund.

•	Under Section 362(b) of the Code, the basis of the assets of each Acquired Fund transferred to CAT TEP in the reorganization will be the same in the hands of CAT TEP as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to CAT TEP in the reorganization in the hands of CAT TEP will include the periods during which such assets were held by the Acquired Fund.

•	CAT TEP will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381,382, 383 and 384 of the Code and the regulations thereunder.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be

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reinvested in the shareholder’s account. If the Agreements are approved by an Acquired Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry forwards, if any) immediately prior to the Closing (as defined in the Agreements).

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of their merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following tables set forth the capitalization of each Fund as of April 30, 2006, and of CAT TEP on a pro forma combined basis, giving effect to each proposed merger separately and together as of that date. The tables Assume each merger, separately and together, had been consummated on April 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of CAT TEP will be received by the shareholders of each Acquired Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT TEP that actually will be received on or after such date.

	CAT TEP	CRF Tax Free Fund	TFI	DWS Tax- Exempt Fund	DWS Tax- Free Fund	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Net Assets
DWS Tax Exempt Money Shares	$—	$—	$—	$654,957,976	$—	—	$654,957,976
Investment Class	$—	$—	$158,424,407	$—	$—	675,025,627	$833,450,034
Class AARP	$—	$—	$—	$—	$48,994,648	(48,994,648)	$—
Class S	$—	$—	$—	$—	$142,173,163	48,994,648	$191,167,811
Tax Free Shares	$—	$675,025,627	$—	$—	$—	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	$—	$—	$—	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	$—	$—	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	$—	$—	$—	—	$118,992,488
Service Shares	$21,053,584	$—	$—	$—	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	$—	$—	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	$—	$—	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	$158,424,407	$654,957,976	$191,167,811	—	$2,843,199,445

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	CAT TEP	CRF Tax Free Fund	TFI	DWS Tax- Exempt Fund	DWS Tax- Free Fund	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Shares Outstanding
DWS Tax Exempt Money Shares	—	—	—	654,938,087	—	—	654,938,087
Investment Class	—	—	158,423,067	—	—	675,110,168	833,533,235
Class AARP	—	—	—	—	49,053,471	(49,053,471)	—
Class S	—	—	—	—	141,931,454	49,053,471	190,984,925
Tax Free Shares	—	675,110,168	—	—	—	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	—	—	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	—	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	—	—	—	118,990,343
Service Shares	21,052,477	—	—	—	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	—	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	—	—	—	50,738,387
Net Asset Value per share
DWS Tax Exempt Money Shares	—	$—	$—	$1.00	$—	—	$1.00
Investment Class	$—	$—	$1.00	$—	$—	—	$1.00
Class AARP	$—	$—	$—	$—	$1.00	—	$—
Class S	$—	$—	$—	$—	$1.00	—	$1.00
Tax Free Shares	$—	$1.00	$—	$—	$—	—	$—
Institutional Shares	$1.00	$1.00	$—	$—	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	$—	$—	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	$—	$—	$—	—	$1.00
Service Shares	$1.00	$—	$—	$—	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	$—	$—	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	$—	$—	$—	—	$1.00

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	CAT TEP	CRF Tax Free Fund	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Net Assets
Investment Class	$—	$—	675,025,627	$675,025,627
Tax Free Shares	$—	$675,025,627	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	—	$1,838,649,251

Shares Outstanding
Investment Class	—	—	675,110,168	675,110,168
Tax Free Shares	—	675,110,168	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387
Net Asset Value per share
Investment Class	$—	$—	—	$1.00
Tax Free Shares	$—	$1.00	—	$—
Institutional Shares	$1.00	$1.00	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

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	CAT TEP	TFI	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Net Assets
Investment Class	$—	$158,424,407	—	$158,424,407
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$158,424,407	—	$997,542,963

Shares Outstanding
Investment Class	—	158,423,067	—	158,423,067
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387
Net Asset Value per share
Investment Class	$—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

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	CAT TEP	DWS Tax- Exempt Fund	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Net Assets
DWS Tax Exempt Money Shares	$—	$654,957,976	—	$654,957,976
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$654,957,976	—	$1,494,076,532

Shares Outstanding
DWS Tax Exempt Money Shares	—	654,938,087	—	654,938,087
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387
Net Asset Value per share
DWS Tax Exempt Money Shares	—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

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	CAT TEP	DWS Tax- Free Fund	Pro Forma Adjustments	CAT TEP Pro Forma Combined
Net Assets
Class S	$—	$142,173,163	48,994,648	$191,167,811
Class AARP	$—	$48,994,648	(48,994,648)
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$191,167,811	—	$1,030,286,367

Shares Outstanding
Class S	—	141,931,454	49,053,471	190,984,925
Class AARP	—	49,053,471	(49,053,471)	—
Institutional Shares	370,371,394			370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387
Net Asset Value per share
Class S	$—	$1.00	—	$1.00
Class AARP	$—	$1.00		$—
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

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Unaudited pro forma combined financial statements of CAT TEP as of April 30, 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreements provide that CAT TEP will be the surviving Fund following the mergers and because CAT TEP’s investment objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of each Acquired Fund to CAT TEP as contemplated by the Agreements.

The Board Members overseeing each Acquired Fund unanimously recommend approval of the merger by shareholders of the Fund.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) CRF Tax Free Fund into CAT TEP, (b) TFI into CAT TEP, (c) DWS Tax-Free Fund into CAT TEP and (d) DWS Tax-Exempt Fund into CAT TEP, and the solicitation of proxies by and on behalf of the Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds for use at the Joint Special Meeting of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund Shareholders. The Meeting is to be held on December 8, 2006, at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of a Joint Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 8, 2006.

As of October 11, 2006, CRF Tax Free Fund had the following shares outstanding:

Share Class	Number of Shares
Cash Reserve Tax-Free Shares	618,293,558.07
Cash Reserve Tax-Free Institutional Shares	197,916,723.00

As of October 11, 2006, TFI had the following shares outstanding:

Number of Shares
82,371,436.69

As of October 11, 2006, DWS Tax-Free Fund had the following shares outstanding:

Share Class	Number of Shares
Class S shares	181,828,113.78

As of October 11, 2006, DWS Tax-Exempt Fund had the following shares outstanding:

Number of Shares
637,539,782.06

Only shareholders of record on October 11, 2006 will be entitled to notice of and to vote at the Meeting. With respect to each proposal, each share is entitled to one vote, with fractional shares voting proportionally.

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The Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board Members’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from each Acquired Fund’s shareholders by the Board Members of each Acquired Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. With respect to each proposal, the transactions contemplated by the Agreements will be consummated only if approved for DWS Tax-Exempt Fund and CRF Tax Free Fund by the affirmative vote of shareholders of DWS Tax-Exempt Fund and CRF Tax Free Fund, respectively, entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting and for DWS Tax-Free Fund and TFI by the affirmative vote of a 1940 Act Majority for each Fund, respectively.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of each Acquired Fund at the close of business on October 11, 2006 (the “Record Date”) will be entitled to vote with respect to their merger at the Meeting or any adjournment thereof. For each Acquired Fund, except CRF Tax Free Fund, the holders of 30% of the shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to that Acquired Fund for the Meeting. For CRF Tax Free Fund, the holders of one-third of the shares of CRF Tax Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to the Meeting for CRF Tax Free Fund.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

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Share Ownership.    As of October 11, 2006, the officers and Board Members of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of CRF Tax Free Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of CRF Tax Free Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Cash Reserve Tax-Free Shares	DB Alex Brown/Pershing Jersey City NJ 07399-0001	85.92%

Cash Reserve Tax-Free Shares	William Blair & Company ATTN: Terry Muldoon Chicago IL 60606-5312	13.48%

Cash Reserve Tax-Free Institutional Shares	DB Alex Brown/Pershing Jersey City NJ 07399-0001	99.82%

To the best of the knowledge of TFI, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of TFI as of October 11, 2006:

Shareholder Name and Address	Percentage Owned
Knotfloat & Co C/O State Street Bank Boston MA 02206-5496	88.07%

To the best of the knowledge of DWS Tax-Free Fund and DWS Tax-Exempt Fund, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of DWS Tax-Free Fund or DWS Tax-Exempt Fund as of October 11, 2006.

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To the best of the knowledge of CAT TEP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of CAT TEP as of October 11, 2006:

Class	Shareholder Name and Address	Percentage Owned
Tax-Exempt Cash Managed Shares	Fiduciary Trust Co Int’l (as agent) ATTN: Mutual Fund Processing ATTN: Corporate Treasury New York NY 10020-2302	54.71%

Tax-Exempt Cash Managed Shares	Knotfloat & Co C/O State Street Bank Boston MA 02206-5496	12.48%

Tax-Exempt Cash Managed Shares	Fiduciary Trust Co Int’l (as agent) Non-Compensation Account ATTN: Corporate Treasury New York NY 10020-2302	14.53%

Tax-Exempt Cash Managed Shares	Turtle & Co CC C/O State Street Bank & Trust Boston MA 02206-5489	6.62%

Tax-Exempt Cash Managed Shares	Hare & Co Special Processing Dept ATTN: STIF Dept East Syracuse NY 13057-1382	5.08%

Premier Money Market Shares	LPL Financial Services San Diego CA 32121-1968	87.99%

Premier Money Market Shares	Smith Moore & Company Clayton MO 63105-1931	7.73%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Acquired Funds, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,589, $1,185, $17,455 and $26,349 for CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund, respectively. As the Meeting date approaches, certain shareholders of the Acquired Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Funds. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Board Members believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Acquired Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Acquired Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    For DWS Tax-Exempt Money Fund, in the event that the necessary quorum to transact business or the vote required to approve the merger of DWS Tax-Exempt Money Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a

41

reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting for DWS Tax-Exempt Fund will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

For CRF Tax Free Fund, in the event that the necessary quorum to transact business is not obtained at the Meeting, the stockholders present at the Meeting may, without further notice, adjourn the Meeting from time to time (but not more than 120 days after the original record date for the Meeting) until a quorum shall attend.

For TFI and DWS Tax-Free Fund, any meeting of Shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

43

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

44

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2006, by and among Cash Account Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Tax-Exempt Portfolio (the “Acquiring Fund”), a series of the Acquiring Trust; [Cash Reserve Fund, Inc.]/[DWS Advisor Funds]/[DWS Tax-Free Money Fund]/[DWS Money Funds] (the “Acquired [Trust]/[Company]”), a [Massachusetts business trust]/[Maryland corporation], [on behalf of [Tax-Free Series]/[Tax Free Money Fund Investment]/[DWS Tax-Exempt Money Fund] (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”);] and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired [Trust]/[Company] is [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110]/[222 South Riverside Plaza, Chicago, Illinois 60606].

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of the transfer of all the assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in exchange solely for [Tax-Free Investment Class and DWS Tax-Exempt Cash Institutional]/[Tax Free Investment Class]/[DWS Tax-Free Money Fund Class S]/[DWS Tax-Exempt Money Fund] voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired [Fund]/[Trust] and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired [Fund]/[Trust] in complete liquidation of the Acquired [Fund]/[Trust] as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired [Fund]/[Trust] Liabilities and the Liquidation of the Acquired [Fund]/[Trust]

1.1  [For Cash Reserve Fund, Inc.—Tax-Free Series] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional DWS Tax-Exempt Cash Institutional Acquiring Fund Shares equal in number to Cash Reserve Tax-Free Institutional Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1 and Tax-Free Investment Class Acquiring Fund Shares equal in number to Cash Reserve Tax-Free Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Company Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Advisor Funds—Tax Free Money Fund Investment] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Tax Free Investment Class Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all of the liabilities the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Tax-Free Money Fund] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional DWS Tax-Free Money Fund Class S Acquiring Fund Shares equal in number to Class S shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Money Funds—DWS Tax-Exempt Money Fund] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional DWS Tax-Exempt Money Fund Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired [Fund]/[Trust] to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired [Fund]/[Trust] and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the

Acquired [Fund]/[Trust] prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired [Fund]/[Trust] immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired [Fund]/[Trust] will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired [Fund]/[Trust] will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  [For Cash Reserve Fund, Inc.—Tax-Free Series] Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders (the “Acquired Fund Shareholders”) of record with respect to (i) Cash Reserve Tax-Free Shares, determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Tax-Free Investment Class Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and (ii) Cash Reserve Tax-Free Institutional Shares, determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the DWS Tax-Exempt Cash Institutional Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1. The Acquired Fund will then completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Tax-Free Investment Class Acquiring Fund Shares to be so credited to the Cash Reserve Tax-Free Shares Acquired Fund Shareholders shall be equal in number to the Cash Reserve Tax-Free Shares owned by such shareholders as of the Valuation Time. The number of DWS Tax-Exempt Cash Institutional Acquiring Fund Shares to be so credited to the Cash Reserve Tax-Free Institutional Shares Acquired Fund Shareholders shall be equal in number to the Cash Reserve Tax-Free Institutional Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5  [For DWS Advisor Funds—Tax Free Money Fund Investment, DWS Tax-Free Money Fund and DWS Money Funds—DWS Tax-Exempt Money Fund] Immediately

after the transfer of Assets provided for in section 1.1, the Acquired [Fund]/[Trust] will distribute to the Acquired [Fund]/[Trust]’s shareholders of record (the “Acquired [Fund]/[Trust] Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired [Fund]/[Trust] pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired [Fund]/[Trust] on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired [Fund]/[Trust] Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired [Fund]/[Trust] Shareholders shall be equal in number to the Acquired [Fund]/[Trust] shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired [Fund]/[Trust] will simultaneously be cancelled on the books of the Acquired [Fund]/[Trust], although share certificates representing interests in shares of the Acquired [Fund]/[Trust], if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired [Fund]/[Trust] including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired [Fund]/[Trust].

1.8  All books and records of the Acquired [Fund]/[Trust], including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired [Trust]/[Fund] shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees copies of which have been delivered to the Acquired [Fund]/[Trust].

2.2  Acquired [Fund]/[Trust] Shareholders shall be entitled to receive, with respect to each full and fractional share of the Acquired [Fund]/[Trust] held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of Rule 2a-7 of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be March 19, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired [Fund]/[Trust] shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired [Fund]/[Trust], shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired [Fund]/[Trust]’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired [Fund]/[Trust] to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered as of the Closing Date by the Acquired [Fund]/[Trust] for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired [Fund]/[Trust]’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired [Fund]/[Trust] shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  [DWS Scudder Investment Service Company (“DWS-SISC”)]/[DWS Scudder Service Corporation (“DWS SSC”)], as transfer agent for the Acquired [Fund]/[Trust][, on behalf of the Acquired Fund,] shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired [Fund]/[Trust] Shareholders and the number and percentage ownership (to three decimal places) of outstanding [Acquired [Fund]/[Trust] shares]/[Cash Reserve Tax-Free and Cash Reserve Tax-Free Institutional Acquired Fund shares] owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired [Fund]/[Trust] or provide evidence satisfactory to the Acquired [Fund]/[Trust] that such Acquiring Fund Shares have been credited to the Acquired [Fund]/[Trust]’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired [Fund]/[Trust] shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired [Fund]/[Trust] is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired [Fund]/[Trust] shall include all of the Acquired [Fund]/[Trust]’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Acquired [Fund]/[Trust]’s Board members.

4.	Representations and Warranties

4.1  The Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired [Trust]/[Company] is a [voluntary association with transferable shares commonly referred to as a Massachusetts business trust]/[Maryland corporation] duly organized and validly existing under the laws of [The Commonwealth of Massachusetts]/[State of Maryland] with power under the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired [Fund]/[Trust], to carry out the Agreement. [The Acquired Fund is a separate series of the Acquired [Trust]/[Company] duly designated in accordance with the applicable provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation]]. The Acquired [Trust]/[Company] [and Acquired Fund] [are]/[is] qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired [Trust]/[Company] [or Acquired Fund]. The Acquired [Fund]/[Trust] has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired [Fund]/[Trust];

(b)  The Acquired [Trust]/[Company] is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired [Fund]/[Trust] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired [Fund]/[Trust] of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired [Trust]/[Company] is not, and the execution, delivery and performance of this Agreement by the Acquired [Trust]/[Company] will not result (i) in violation of [Massachusetts]/[Maryland] law or of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired [Fund]/[Trust] is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired [Fund]/[Trust] will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired [Fund]/[Trust] is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired [Fund]/[Trust];

(e)  Other than as disclosed on a schedule provided by the Acquired [Fund]/[Trust], no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired [Fund]/[Trust] or any properties or assets held by it. The Acquired [Fund]/[Trust] knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired [Fund/Trust] at and for the fiscal year ended [May 31, 2006]/[July 31, 2006]/[March 31, 2006]/[December 31, 2005], have been audited by [Ernst & Young LLP]/[PricewaterhouseCoopers LLP], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired [Fund]/[Trust] as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired [Fund]/[Trust] required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since [May 31, 2006]/[July 31, 2006]/[March 31, 2006]/[December 31, 2005], there has not been any material adverse change in the Acquired [Fund]/[Trust]’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired [Fund]/[Trust] of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired [Fund]/[Trust] due to declines in market values of securities in the Acquired [Fund]/[Trust]’s portfolio, the discharge of Acquired [Fund]/[Trust] liabilities, or the redemption of Acquired [Fund]/[Trust] shares by Acquired [Fund]/[Trust] Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired [Fund]/[Trust] required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired [Fund]/[Trust]’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired [Fund]/[Trust] has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired [Fund]/[Trust] (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights [(recognizing that, under Massachusetts law, Acquired [Fund]/[Trust] Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired [Fund]/[Trust]),] and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of [DWS-SISC]/[DWS SSC], as provided in section 3.4. The Acquired [Fund]/[Trust] does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired [Fund]/[Trust], nor is there outstanding any security convertible into any shares of the Acquired [Fund]/[Trust];

(k)  At the Closing Date, the Acquired [Fund]/[Trust] will have good and marketable title to the Acquired [Fund]/[Trust]’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired [Trust]/[Company] (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired [Fund]/[Trust] Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired [Fund]/[Trust] for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired [Fund]/[Trust] conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired [Fund]/[Trust], will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired [Fund]/[Trust] as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended April 30, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired [Fund]/[Trust]) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired [Fund]/[Trust]. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired [Fund]/[Trust], for the account of the Acquired [Fund]/[Trust] Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired [Fund]/[Trust] has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired [Fund]/[Trust] for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired [Fund]/[Trust]

5.1  The Acquiring Fund and the Acquired [Fund]/[Trust] each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired [Fund]/[Trust] and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired [Fund]/[Trust] and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired [Fund]/[Trust].

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired [Fund]/[Trust]’s books and records necessary to maintain current knowledge of the Acquired [Fund]/[Trust] and to ensure that the representations and warranties made by the Acquired [Fund]/[Trust] are accurate.

5.3  The Acquired [Fund]/[Trust] covenants to call a meeting of the Acquired [Fund]/[Trust] Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than February 2, 2007.

5.4  The Acquired [Fund]/[Trust] covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired [Fund]/[Trust] covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired [Fund]/[Trust] shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired [Fund]/[Trust] will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired [Fund]/[Trust] Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired [Fund]/[Trust] will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired [Fund]/[Trust] covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired [Fund]/[Trust], execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired [Fund]/[Trust] may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired [Fund]/[Trust] title to and possession of all Acquiring Fund Shares to be transferred to the Acquired [Fund]/[Trust] pursuant to this Agreement and (ii) assume all the liabilities of the Acquired [Fund]/[Trust].

5.11  As soon as reasonably practicable after the Closing, the Acquired [Fund]/[Trust] shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and shall completely liquidate.

5.12  The Acquiring Fund and the Acquired [Fund]/[Trust] shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired [Fund]/[Trust] will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired [Fund]/[Trust] that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired [Fund]/[Trust] agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired [Fund]/[Trust] to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired [Fund]/[Trust] agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired [Fund]/[Trust]

The obligations of the Acquired [Fund]/[Trust] to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired [Fund]/[Trust], its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired [Fund]/[Trust] on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired [Fund]/[Trust] shall reasonably request.

6.3  The Acquired [Fund]/[Trust] shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired [Fund]/[Trust], and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement or agreements with DeIM effectively limiting the expenses of [Tax-Free Investment Class and DWS Tax-Exempt Cash Institutional shares of the Acquiring Fund to [0.72]% and [0.20]%, respectively]/[Tax Free Investment Class shares of the Acquiring Fund to

[0.72]%]/[DWS Tax-Free Money Fund Class S shares of the Acquiring Fund to [0.70]%]/[DWS Tax-Exempt Money Fund shares of the Acquiring Fund to [0.40]%], excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date, in a form reasonably satisfactory to the Acquired [Fund]/[Trust].

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired [Fund]/[Trust] of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired [Fund]/[Trust] or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired [Fund]/[Trust] which the Acquired [Fund]/[Trust] reasonably believes might result in such litigation.

7.2  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund a statement of the Acquired [Fund]/[Trust]’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired [Trust]/[Company].

7.3  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired [Trust]/[Company]’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired [Trust]/[Company] [with respect to the Acquired Fund] made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of [Vedder, Price, Kaufman & Kammholz, P.C.]/[Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired [Trust]/[Company] has been formed and is [validly existing as a business trust under the laws of The Commonwealth of Massachusetts]/[validly existing as a corporation under the laws of the State of Maryland];

(b)  the Acquired [Fund]/[Trust] has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired [Trust]/[Company]’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and constitutes a valid and legally binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired [Fund]/[Trust] pursuant to section 4.1 of the Agreement, the Acquired [Fund]/[Trust] is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired [Fund]/[Trust], (ii) the Acquired [Fund]/[Trust] is duly registered as a series of an investment company with the Commission and [is not subject to any stop order] [no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued]; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired [Fund]/[Trust] under the federal laws of the United States or the laws of [The Commonwealth of Massachusetts]/[the State of Maryland] for the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [Vedder, Price, Kaufman & Kammholz, P.C.]/[Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP] of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired [Trust]/[Company].

7.5  The Acquired [Fund]/[Trust] shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired [Fund]/[Trust] on or before the Closing Date.

7.6  The Acquired [Fund]/[Trust]’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired [Fund]/[Trust]

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired [Fund]/[Trust] or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired [Fund]/[Trust] in accordance with the provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, and By-Laws, applicable [Massachusetts]/[Maryland] law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired [Fund]/[Trust] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired [Fund]/[Trust], provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired [Fund]/[Trust], in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all the assets of Acquired [Fund]/[Trust] solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired [Fund]/[Trust], followed by the distribution by Acquired [Fund]/[Trust] to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired [Fund]/[Trust], all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired [Fund]/[Trust] will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired [Fund]/[Trust] will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired [Fund]/[Trust] liabilities by Acquiring Fund, and Acquired [Fund]/[Trust] will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired [Fund]/[Trust]; (iii) under Section 354 of the Code, shareholders of Acquired [Fund]/[Trust] will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired [Fund]/[Trust] shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired [Fund]/[Trust] will be the same as the aggregate basis of the Acquired [Fund]/[Trust] shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired [Fund]/[Trust] shareholder will include the holding period of the Acquired [Fund]/[Trust] shares exchanged therefor, provided that the Acquired [Fund]/[Trust] shareholder held the Acquired [Fund]/[Trust] shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Acquired [Fund]/[Trust] in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired [Fund]/[Trust]; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired [Fund]/[Trust] immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired [Fund]/[Trust]; and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired [Fund]/[Trust] described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381,382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired [Trust]/[Company]. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired [Fund]/[Trust] and each of the Acquired [Trust]/[Company]’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired [Trust]/[Company] or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired [Fund]/[Trust] agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired [Fund]/[Trust] of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired [Fund]/[Trust] in connection with the rebalancing of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired [Fund]/[Trust] agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before May 7, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired [Fund]/[Trust] and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired [Fund]/[Trust] Shareholders called by the Acquired [Fund]/[Trust] pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired [Fund]/[Trust] Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired [Fund]/[Trust], [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110]/[222 South Riverside Plaza, Chicago, Illinois 60606], [with a copy to Ropes & Gray LLP, International Place, Boston, Massachusetts 02110, Attention: John W. Gerstmayr,]/[with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq.,] or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman &

Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired [Trust]/[Company] or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired [Fund]/[Trust] and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquiring Trust and the Acquired [Trust]/[Company] mean and refer to the Board members of the Acquiring Trust and the Acquired [Trust]/[Company] from time to time serving under its [Declaration of Trust]/[Articles of Incorporation] on file with the Secretary of State of [The Commonwealth of Massachusetts]/[the State of Maryland], as the same may be amended from time to time, pursuant to which the Acquiring Trust and the Acquired [Trust]/[Company] conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust and the Acquired [Trust]/[Company] or the Acquiring Fund [and the Acquired Fund] personally, but bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation]. Moreover, no series of the Acquiring Trust and the Acquired [Trust]/[Company] other than the Acquiring Fund [and the Acquired Fund] shall be responsible for the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder, and all persons shall look only to the assets of the Acquiring Fund [and the Acquired Fund] to satisfy the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s and the Acquired [Trust]/[Company]’s Board members, on behalf of the Acquiring Fund [and the Acquired Fund], and this Agreement has been signed by authorized officers of the Acquiring Fund [and the Acquired Fund] acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust’s and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation].

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund [or the Acquired Fund] shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund [or the Acquired Fund] (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust and the Acquired [Trust]/[Company] or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of [The Commonwealth of Massachusetts]/[the State of Maryland], without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	[CASH RESERVE FUND, INC., on behalf of Tax-Free Series]/[DWS ADVISOR FUNDS, on behalf of Tax Free Money Fund Investment]/[DWS TAX-FREE MONEY FUND]/[DWS MONEY FUNDS, on behalf of DWS Tax-Exempt Money Fund]

John Millette, Secretary	By:
Its:

Attest:	CASH ACCOUNT TRUST, on behalf of Tax-Exempt Portfolio

John Millette, Secretary	By:
Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

Costello – CAT:TEP

280 Oser Avenue Hauppauge, NY 11788-3610	DWS ADVISOR FUNDS TAX FREE MONEY FUND INVESTMENT PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on December 8, 2006	PROXY CARD

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.       To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of TFI, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of TFI in complete liquidation and termination of TFI.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

280 Oser Avenue Hauppauge, NY 11788-3610	DWS MONEY FUNDS DWS TAX–EXEMPT MONEY FUND PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on December 8, 2006	PROXY CARD

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.       To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Exempt Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Exempt Fund in complete liquidation and termination of DWS Tax-Exempt Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	DWS TAX-FREE MONEY FUND	PROXY CARD
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	4:00 p.m., Eastern time, on December 8, 2006
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Free Fund in complete liquidation and termination of DWS Tax-Free Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	CASH RESERVE FUND, INC.	PROXY CARD
TAX-FREE SERIES
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
280 Oser Avenue	345 Park Avenue, 27th Floor, New York, New York 10154
Hauppauge, NY 11788-3610	4:00 p.m., Eastern time, on December 8, 2006

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of CRF Tax Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Tax Free Fund in complete liquidation and termination of CRF Tax Free Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

STATEMENT OF ADDITIONAL INFORMATION

CASH ACCOUNT TRUST

TAX-EXEMPT PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated November 2, 2006 for the Joint Special Meeting of Shareholders of Tax-Free Series, a series of Cash Reserve Fund, Inc., Tax Free Money Fund Investment, a series of DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Tax-Exempt Money Fund, a series of DWS Money Funds (the “Acquired Funds”), to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (for DWS Tax-Exempt Money Fund shares), 1-800-730-1313 (for Cash Reserve Tax-Free Shares, Cash Reserve Tax-Free Institutional Shares, Tax-Free Investment Class shares and Tax Free Money Fund Investment shares), 1-800-728-3337 (for Class S shares) or 1-800-537-3177 (for DWS Tax-Exempt Cash Institutional Shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”) is contained in the Fund’s statements of additional information dated August 1, 2006, as supplemented from time to time, for Tax-Free Investment Class shares, DWS Tax-Exempt Cash Institutional shares, DWS Tax-Free Money Fund Class S shares and DWS Tax-Exempt Money Fund shares, which are attached to this statement of additional information as Appendix A, Appendix B, Appendix C and Appendix D. The audited financial statements and related independent registered public accounting firm’s report for CAT TEP contained in the Annual Report for the fiscal year ended April 30, 2006 are incorporated herein by reference insofar as they relate to the Fund’s participation in the mergers. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of CAT TEP and the Acquired Funds as if the mergers had been consummated on April 30, 2006, unless otherwise indicated.

Further information about the Acquired Funds is contained in each Fund’s statement(s) of additional information dated August 1, 2006, May 1, 2006, October 1, 2005 and December 1, 2005, respectively, as supplemented from time to time.

The date of this statement of additional information is November 2, 2006.

Pro Forma

Portfolio of Investments

as of April 30, 2006

(Unaudited)

	CAT Tax-Exempt Portfolio Amount ($)	Cash Reserve Fund Tax-Free Amount ($)	Combined Pro Forma Amount ($)	CAT Tax-Exempt Portfolio Value ($)	Cash Reserve Fund Tax-Free Value ($)	Combined Pro Forma Value ($)
Municipal Bonds and Notes 99.8%
Alabama 1.8%

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project:
Series C, 1.15%, 6/15/2026		8,200,000	8,200,000		8,200,000	8,200,000
Series C, 3.84%, 6/15/2026	1,700,000	—	1,700,000	1,700,000	—	1,700,000
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 1.15%, 6/15/2026	—	7,500,000	7,500,000	—	7,500,000	7,500,000
Alabama, Municipal Securities Trust Certificates, Series 2005-9060, “A”, 3.85%, 3/10/2011	—	9,055,000	9,055,000	—	9,055,000	9,055,000
Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%, 2/1/2042	3,000,000	3,400,000	6,400,000	3,000,000	3,400,000	6,400,000

				4,700,000	28,155,000	32,855,000

Alaska 0.2%

Anchorage, AK, Core City, General Obligation, Series II-R, 3.43%, 6/1/2019	—	2,935,000	2,935,000	—	2,935,000	2,935,000

				—	2,935,000	2,935,000

Arizona 3.4%

Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co.:
Series 83C, 3.8%, 12/15/2018	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Arizona, Salt River Pima-Maricopa Indian Community, 3.8%, 10/1/2025	—	1,470,000	1,470,000	—	1,470,000	1,470,000

Arizona, Salt River Project, Agricultural Improvement & Power District Revenue:
3.23%, 5/5/2006	12,000,000	5,925,000	17,925,000	12,000,000	5,925,000	17,925,000

Arizona, Salt River Project, Agricultural Improvement, Series A, 3.13%, 5/4/2006	—	20,000,000	20,000,000	—	20,000,000	20,000,000
Arizona, Salt River Project, Agriculture Improvement & Power District, Electric System Revenue, Series 2006-0022, “A”, 3.84%, 1/1/2035	—	3,000,000	3,000,000	—	3,000,000	3,000,000

Arizona, School Facilities Board Certificates, Series 735, 3.55%, 3/1/2013	7,290,000	—	7,290,000	7,290,000	—	7,290,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 3.55%, 3/1/2013	3,665,000	—	3,665,000	3,665,000	—	3,665,000
Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000

				31,955,000	30,395,000	62,350,000

California 3.7%

ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 3.82%, 5/1/2013	—	8,000,000	8,000,000	—	8,000,000	8,000,000
Series 2005-43, 3.82%, 8/1/2013	—	3,250,000	3,250,000	—	3,250,000	3,250,000
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 3.85%, 6/1/2045	5,000,000	5,250,000	10,250,000	5,000,000	5,250,000	10,250,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%, 2/1/2037	2,600,000	—	2,600,000	2,600,000	—	2,600,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	—	6,500,000	6,500,000	—	6,516,032	6,516,032
California, State Department of Water Resources, Center Valley Project Revenue, Series B-32, 3.81%, 12/1/2025	—	985,000	985,000	—	985,000	985,000

California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%, 5/1/2016	1,050,000	—	1,050,000	1,050,000	—	1,050,000
Series C-7, 3.8%, 5/1/2022	10,100,000	—	10,100,000	10,100,000	—	10,100,000

California, State General Obligation, Series PT-1555:
1.88%, 10/1/2010	—	2,660,000	2,660,000	—	2,660,000	2,660,000
2.34%, 10/1/2010	—	4,195,000	4,195,000	—	4,195,000	4,195,000
2.77%, 10/1/2010	—	1,000,000	1,000,000	—	1,000,000	1,000,000
2.98%, 10/1/2010	—	4,935,000	4,935,000	—	4,935,000	4,935,000
3.84%, 10/1/2010	100,000	—	100,000	100,000	—	100,000

California, State University Revenue, Series PT-2660, 3.25%, 11/1/2025	—	3,495,000	3,495,000	—	3,495,000	3,495,000

California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.88%, 11/15/2035	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Fullerton, CA, School District, Series PT-1558, 3.03%, 8/1/2021	—	5,120,000	5,120,000	—	5,120,000	5,120,000
Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%, 10/1/2036	2,170,000	—	2,170,000	2,170,000	—	2,170,000
San Diego, CA, Water Authority, ABN AMRO Munitops Certificates Trust, Series 1998-10, 3.81%, 7/5/2006	—	650,000	650,000	—	650,000	650,000

				22,020,000	46,056,032	68,076,032

Colorado 2.9%

ABN AMRO, Munitops Certificates Trust, Series 2005-30, 3.84%, 6/1/2013	—	18,330,000	18,330,000	—	18,330,000	18,330,000
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 3.84%, 12/1/2024	1,400,000	—	1,400,000	1,400,000	—	1,400,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 3.81%, 9/1/2035	—	1,915,000	1,915,000	—	1,915,000	1,915,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%, 5/1/2033	1,800,000	—	1,800,000	1,800,000	—	1,800,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.8%, 3/1/2023	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%, 6/1/2021	1,335,000	4,500,000	5,835,000	1,335,000	4,500,000	5,835,000
Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 3.92%, 2/15/2023	12,265,000	—	12,265,000	12,265,000	—	12,265,000
Colorado, Transportation/Tolls Revenue, Transportation Department, 3.84%, 12/15/2016	—	3,300,000	3,300,000	—	3,300,000	3,300,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%, 7/1/2029	2,300,000	—	2,300,000	2,300,000	—	2,300,000
Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%, 12/1/2029	3,380,000	—	3,380,000	3,380,000	—	3,380,000

				25,280,000	28,045,000	53,325,000

Delaware 0.7%

Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.86%, 1/1/2016	—	7,250,000	7,250,000	—	7,250,000	7,250,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%, 1/1/2013	5,000,000	—	5,000,000	5,000,000	—	5,000,000

				5,000,000	7,250,000	12,250,000

District of Columbia 0.6%

District of Columbia, The Washington Home, Inc., Revenue, 3.79%, 8/1/2029	—	3,695,000	3,695,000	—	3,695,000	3,695,000
Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%, 10/1/202	7,690,000	—	7,690,000	7,690,000	—	7,690,000

				7,690,000	3,695,000	11,385,000

Florida 8.0%

Alachua County, FL, Health Facilities Authority, Continuing Care, Oak Hammock University of Florida Project, Series A, 3.82%, 10/1/2032	—	1,690,000	1,690,000	—	1,690,000	1,690,000
Brevard County, FL, Health Care Facilities Authority Revenue, Health First, Inc. Project, 3.79%, 8/1/2014	—	1,775,000	1,775,000	—	1,775,000	1,775,000

Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 3.82%, 9/1/2026	7,820,000	—	7,820,000	7,820,000	—	7,820,000

Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 2.98%, 9/1/2026	—	2,925,000	2,925,000	—	2,925,000	2,925,000
Series PT-703, 3.04%, 9/1/2026	—	700,000	700,000	—	700,000	700,000
Series PT-703, 3.08%, 9/1/2026	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Series PT-703, 3.2%, 9/1/2026	—	575,000	575,000	—	575,000	575,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 3.84%, 7/1/2019	2,660,000	—	2,660,000	2,660,000	—	2,660,000
Collier County, FL, School Board Certificates of Participation:	—	—	—	—	—	—
Series MT-147, 3.84%, 2/15/2021	1,195,000	—	1,195,000	1,195,000	—	1,195,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%, 8/1/2034	5,235,000	—	5,235,000	5,235,000	—	5,235,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 3.79%, 1/1/2019	—	300,000	300,000	—	300,000	300,000
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	—	2,250,000	2,254,021	—	2,254,021

Florida, State Division Board Finance Department, General Services Revenue, Department of Environmental & Preservation 2000, Series A, 6.0%, 7/1/2006	—	1,500,000	1,500,000	—	1,507,684	1,507,684
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%, 7/1/2016	430,000	—	430,000	430,000	—	430,000
Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 3.74%, 7/1/2020	—	12,930,000	12,930,000	—	12,930,000	12,930,000

Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%, 3/31/2021	5,575,000	3,860,000	9,435,000	5,575,000	3,860,000	9,435,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems:
Series B, 3.8%, 11/15/2009	5,900,000	8,110,000	14,010,000	5,900,000	8,110,000	14,010,000
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue:
3.79%, 10/1/2015	—	1,235,000	1,235,000	—	1,235,000	1,235,000
3.79%, 10/1/2015	1,300,000	—	1,300,000	1,300,000	—	1,300,000
Jacksonville, FL, Electric Authority Revenue:
Series 200-F, 3.35%, 6/19/2006	18,800,000	—	18,800,000	18,800,000	—	18,800,000
Series 2001-C, 3.45%, 6/1/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%, 8/15/2033	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Jacksonville, FL, Health Facilities Revenue:
3.38%, 5/3/2006	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%, 9/1/2029	1,400,000	—	1,400,000	1,400,000	—	1,400,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%, 9/1/2035	2,175,000	—	2,175,000	2,175,000	—	2,175,000
Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	2,750,000	—	2,750,000	2,750,000	—	2,750,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%, 5/1/2031	2,040,000	—	2,040,000	2,040,000	—	2,040,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 3.82%, 3/1/2034	2,200,000	—	2,200,000	2,200,000	—	2,200,000

Pasco County, FL, School Board Certificates of Participation, 3.8%, 8/1/2026	2,400,000	3,300,000	5,700,000	2,400,000	3,300,000	5,700,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%, 7/1/2035	4,100,000	—	4,100,000	4,100,000	—	4,100,000

Sarasota County, FL, Utility System Revenue, Series 852, 3.84%, 4/1/2013	3,990,000	—	3,990,000	3,990,000	—	3,990,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%, 11/1/2034	2,500,000	700,000	3,200,000	2,500,000	700,000	3,200,000

			—	79,724,021	66,607,684	146,331,705

Georgia 3.3%

Athens-Clarke County, GA, University Government Development Authority Revenue, University of Georgia Athletic Association, Series B, 3.79%, 7/1/2035	—	10,330,000	10,330,000	—	10,330,000	10,330,000
Atlanta, GA, Airport Revenue:
Series C-1, 3.84%, 1/1/2030	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Series C-1, 3.84%, 1/1/2030	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Atlanta, GA, Water & Wastewater Revenue, Municipal Securities Trust Receipts, Series SGA-145, 3.85%, 11/1/2033	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, Series C, 3.79%, 1/1/2018	—	750,000	750,000	—	750,000	750,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp.:
Series A, 3.79%, 1/1/2020	—	11,045,000	11,045,000	—	11,045,000	11,045,000
3.79%, 1/1/2022	—	3,300,000	3,300,000	—	3,300,000	3,300,000
3.79%, 1/1/2022	150,000	—	150,000	150,000	—	150,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.8%, 7/1/2020	—	1,750,000	1,750,000	—	1,750,000	1,750,000
3.8%, 9/1/2035	—	6,700,000	6,700,000	—	6,700,000	6,700,000
Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT:
3.85%, 9/1/2024	4,080,000	—	4,080,000	4,080,000	—	4,080,000

La Grange, GA, Development Authority Revenue, La Grange College Project:
3.8%, 6/1/2031	—	9,485,000	9,485,000	—	9,485,000	9,485,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
3.8%, 8/1/2018	775,000	—	775,000	775,000	—	775,000
Monroe County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.79%, 1/1/2018	—	2,240,000	2,240,000	—	2,240,000	2,240,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%, 10/1/2027	4,315,000	—	4,315,000	4,315,000	—	4,315,000

				10,320,000	50,600,000	60,920,000

Hawaii 1.7%

ABN AMRO, Munitops Certificates Trust, Series 2004-16, 3.85%, 7/1/2012	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Hawaii, General Obligation:	—		—	—		—
Series R-4545, 3.43%, 8/1/2020	—	5,165,000	5,165,000	—	5,165,000	5,165,000
Series R-4553, 3.84%, 5/1/2023	—	8,980,000	8,980,000	—	8,980,000	8,980,000
Honolulu, HI, City & County, General Obligation, 3.4%, 5/4/2006	—	13,400,000	13,400,000	—	13,400,000	13,400,000

				—	31,545,000	31,545,000

Idaho 0.9%

Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	—	9,500,000	9,500,000	—	9,520,686	9,520,686
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%, 4/1/2014	7,500,000	—	7,500,000	7,500,000	—	7,500,000

				7,500,000	9,520,686	17,020,686

Illinois 6.9%

Chicago, IL, General Obligation:
Series A, 3.81%, 1/1/2042	—	2,690,000	2,690,000	—	2,690,000	2,690,000
Series B-1, 3.81%, 1/1/2034	1,300,000	—	1,300,000	1,300,000	—	1,300,000

Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 4.0%, 7/15/2039	13,305,000	—	13,305,000	13,305,000	—	13,305,000
Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 3.88%, 1/1/2017	1,995,000	—	1,995,000	1,995,000	—	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 3.84%, 1/1/2027	4,425,000	—	4,425,000	4,425,000	—	4,425,000
Chicago, IL, Water Revenue, Second Lien, 3.77%, 11/1/2031	—	5,375,000	5,375,000	—	5,375,000	5,375,000

Cook County, IL, State General Obligation, Series B-11, 3.82%, 11/15/2025	3,540,000	—	3,540,000	3,540,000	—	3,540,000
Du Page County, IL, Benedictine University Building Project, 3.82%, 7/1/2024 National City Bank Midwest	3,500,000	10,770,000	14,270,000	3,500,000	10,770,000	14,270,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.82%, 12/1/2033	1,000,000	9,600,000	10,600,000	1,000,000	9,600,000	10,600,000
Illinois, Development Finance Authority Revenue, Fenwick High School Project, 3.87%, 3/1/2032	—	4,500,000	4,500,000	—	4,500,000	4,500,000
Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project:
3.83%, 2/1/2029	675,000	—	675,000	675,000	—	675,000
Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%, 4/1/2020	3,150,000	—	3,150,000	3,150,000	—	3,150,000
Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%, 8/1/2027	2,760,000	—	2,760,000	2,760,000	—	2,760,000
Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%, 6/1/2033	7,420,000	—	7,420,000	7,420,000	—	7,420,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	5,000,000	12,000,000	7,000,000	5,000,000	12,000,000

Illinois, Finance Authority Revenue, North Park University Project, 3.83%, 7/1/2035	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Illinois, Finance Authority Revenue, Northwestern Memorial:
Series B-1, 3.81%, 8/15/2038	—	2,000,000	2,000,000	—	2,000,000	2,000,000
Series B, 3.8%, 12/1/2034	—	1,800,000	1,800,000	—	1,800,000	1,800,000
Illinois, Finance Authority Revenue:
Series PA-1286, 2.97%, 11/15/2023	—	—	—	—	—	—
Series PA-1286, 3.21%, 11/15/2023	—	3,500,000	3,500,000	—	3,500,000	3,500,000

Illinois, Municipal Securities Trust Certificates, Series 7006, 3.82%, 1/1/2031	6,245,000	—	6,245,000	6,245,000	—	6,245,000

Illinois, Regional Transportation Authority, Series A23, 3.82%, 7/1/2030	—	4,940,000	4,940,000	—	4,940,000	4,940,000

Illinois, State General Obligation, Macon Trust, Series L, 3.06%, 1/1/2031	—	1,745,000	1,745,000	—	1,745,000	1,745,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 3.43%, 3/1/2024	3,485,000	5,495,000	8,980,000	3,485,000	5,495,000	8,980,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%, 7/1/2020	1,225,000	—	1,225,000	1,225,000	—	1,225,000
Will & Kendall Counties, IL, Community School District No. 202, Series R-4031, 3.84%, 1/1/2023	—	2,575,000	2,575,000	—	2,575,000	2,575,000

				61,025,000	64,990,000	126,015,000

Indiana 3.7%

ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 3.83%, 1/15/2012	—	8,500,000	8,500,000	—	8,500,000	8,500,000
Series 2005-7, 3.85%, 7/10/2013	9,060,000	8,000,000	17,060,000	9,060,000	8,000,000	17,060,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%, 11/30/2017	1,700,000	—	1,700,000	1,700,000	—	1,700,000
Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%, 11/15/2036	6,500,000	—	6,500,000	6,500,000	—	6,500,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%, 6/1/2022	2,900,000	—	2,900,000	2,900,000	—	2,900,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%, 6/1/2022	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%, 6/1/2022	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Indiana, State Finance Authority, Environmental Revenue, Ispat Inland, Inc., 3.78%, 6/1/2035	—	20,000,000	20,000,000	—	20,000,000	20,000,000
Indiana, Transportation Finance Authority Highway Revenue, Series 853, 3.84%, 6/1/2017	1,800,000	—	1,800,000	1,800,000	—	1,800,000
Indiana, Transportation/Tolls Revenue, Series R-4528, 3.84%, 6/1/2018	—	2,965,000	2,965,000	—	2,965,000	2,965,000
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%, 5/1/2025	3,650,000	—	3,650,000	3,650,000	—	3,650,000

				28,610,000	39,465,000	68,075,000

Iowa 0.6%

Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.82%, 7/1/2015	800,000	1,300,000	2,100,000	800,000	1,300,000	2,100,000
Series B, 3.82%, 7/1/2020	—	4,625,000	4,625,000	—	4,625,000	4,625,000
Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 3.81%, 2/1/2023	—	3,400,000	3,400,000	—	3,400,000	3,400,000

				800,000	9,325,000	10,125,000

Kansas 1.1%

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%, 11/15/2030	2,500,000	—	2,500,000	2,500,000	—	2,500,000
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt:
Series C, 3.8%, 11/15/2030	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Series C, 3.82%, 11/15/2034	—	12,500,000	12,500,000	—	12,500,000	12,500,000

				2,500,000	17,500,000	20,000,000

Kentucky 3.0%

Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%, 8/1/2013	3,500,000	6,300,000	9,800,000	3,500,000	6,300,000	9,800,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust:
Series A, 3.81%, 2/1/2032	165,000	—	165,000	165,000	—	165,000
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	—	6,500,000	6,500,000	—	6,513,372	6,513,372
Pendleton County, KY, County Lease Revenue:
3.37%, 5/24/2006	21,000,000	5,000,000	26,000,000	21,000,000	5,000,000	26,000,000
3.44%, 5/3/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%, 9/1/2034	100,000	—	100,000	100,000	—	100,000

				36,765,000	17,813,372	54,578,372

Louisiana 0.6%

Louisiana, State General Obligation, Series 1254, 3.42%, 8/1/2013	7,345,000	—	7,345,000	7,345,000	—	7,345,000
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 3.79%, 9/1/2014	—	4,550,000	4,550,000	—	4,550,000	4,550,000

				7,345,000	4,550,000	11,895,000

Maine 1.2%

Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	—	1,100,000	1,101,691	—	1,101,691
Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%, 11/15/2037	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	—	16,000,000	16,033,293	—	16,033,293

				22,134,984	—	22,134,984

Maryland 0.9%

Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%, 1/1/2034	2,525,000	—	2,525,000	2,525,000	—	2,525,000
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%, 10/15/2020	4,000,000	10,000,000	14,000,000	4,000,000	10,000,000	14,000,000

				6,525,000	10,000,000	16,525,000

Massachusetts 1.0%

Massachusetts Bay, Bay Transportation Authority Revenue, Series SG-156, 3.91%, 7/1/2030	1,700,000	—	1,700,000	1,700,000	—	1,700,000
Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%, 11/1/2022	40,000	—	40,000	40,000	—	40,000
Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 3.85%, 6/19/2013	13,225,000	—	13,225,000	13,225,000	—	13,225,000
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc. Series A, 3.81%, 6/1/2030	—	2,400,000	2,400,000	—	2,400,000	2,400,000
Massachusetts, State Development Finance Agency Revenue, ISO New England, Inc., 3.81%, 2/1/2032	—	200,000	200,000	—	200,000	200,000

Massachusetts, State General Obligation,, Central Artery, Series B, 3.8%, 12/1/2030	—	1,000,000	1,000,000	—	1,000,000	1,000,000

				14,965,000	3,600,000	18,565,000

Michigan 5.3%

ABN AMRO, Munitops Certificates Trust, Series 2003-3, 3.83%, 1/1/2011	3,000,000	19,800,000	22,800,000	3,000,000	19,800,000	22,800,000
Comstock Park, MI, Public Schools, Series R-2178, 3.84%, 5/1/2025	—	—	—	—	—	—
Series PT-1844, 3.04%, 5/1/2011	—	3,920,000	3,920,000	—	3,920,000	3,920,000
Series PT-1844, 3.83%, 5/1/2011	100,000	—	100,000	100,000	—	100,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%, 7/1/2031	28,500,000	11,475,000	39,975,000	28,500,000	11,475,000	39,975,000
Flushing, MI, General Obligation, Community Schools, Series R-4517, 3.84%, 5/1/2023	—	5,185,000	5,185,000	—	5,185,000	5,185,000
Garden City, MI, Hospital Revenue, Series A, 3.82%, 9/1/2026	—	510,000	510,000	—	510,000	510,000
Michigan, Certificate of Participation, Series 530, 3.84%, 9/1/2011	—	4,975,000	4,975,000	—	4,975,000	4,975,000
Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.85%, 11/1/2030	—	3,355,000	3,355,000	—	3,355,000	3,355,000

Michigan, Municipal Bond Authority Revenue, Series B-2, 4.0%, 8/18/2006	—	4,715,000	4,715,000	—	4,719,993	4,719,993
Michigan, State General Obligation:
Series P-5-D, 3.9%, 9/29/2006	—	10,000,000	10,000,000	—	10,000,000	10,000,000
Michigan, University of Michigan Hospital Revenues:
Series A, 3.78%, 12/1/2027	260,000	—	260,000	260,000	—	260,000
Series A-2, 3.78%, 12/1/2024	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%, 8/1/2021	100,000	—	100,000	100,000	—	100,000

				32,960,000	63,939,993	96,899,993

Missouri 1.0%

Kansas City, MO, Industrial Development Authority Revenue, Downtown Arena Project,, Series C, 3.82%, 4/1/2040	—	10,000,000	10,000,000	—	10,000,000	10,000,000
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%, 3/1/2030	8,000,000	—	8,000,000	8,000,000	—	8,000,000

				8,000,000	10,000,000	18,000,000

Nevada 0.5%

Las Vegas Valley, NV, Water District, Series B-10, 3.82%, 6/1/2024	2,080,000	6,790,000	8,870,000	2,080,000	6,790,000	8,870,000

				2,080,000	6,790,000	8,870,000

New Jersey 2.0%

New Jersey, Economic Development Authority Revenue, First Mortgage, Lions Gate Project, Series C, 3.78%, 1/1/2020	—	4,275,000	4,275,000	—	4,275,000	4,275,000
New Jersey, Economic Development Authority Revenue, Foreign Trade Zone Project, 3.8%, 12/1/2007	—	2,505,000	2,505,000	—	2,505,000	2,505,000
New Jersey, Economic Development Authority Revenue, Macon Trust, Series B, 3.05%, 9/1/2025	—	2,000,000	2,000,000	—	2,000,000	2,000,000
New Jersey, Economic Development Authority Revenue:
Series R-331, 3.83%, 12/15/2015	3,850,000	—	3,850,000	3,850,000	—	3,850,000
3.43%, 6/1/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000
New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%, 7/1/2030	600,000	—	600,000	600,000	—	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%, 5/1/2028	2,790,000	—	2,790,000	2,790,000	—	2,790,000
New Jersey, State Transportation Corp., Certificates of Participation:
Series PA-785, 3.83%, 9/15/2015	650,000	—	650,000	650,000	—	650,000
Series PA-785, 3.83%, 9/15/2015	3,615,000	—	3,615,000	3,615,000	—	3,615,000

New Jersey, State Transportation Trust Fund Authority Revenue:
Series PA-802, 3.83%, 12/15/2009	1,325,000	—	1,325,000	1,325,000	—	1,325,000
Series PT-2488, 3.82%, 12/15/2017	3,090,000	—	3,090,000	3,090,000	—	3,090,000
Series PT-2488, 3.82%, 12/15/2017	3,110,000	—	3,110,000	3,110,000	—	3,110,000
Series PT-2494, 2.63%, 12/15/2023	—	2,180,000	2,180,000	—	2,180,000	2,180,000
Series PT-2494, 2.66%, 12/15/2023	—	350,000	350,000	—	350,000	350,000

				26,030,000	11,310,000	37,340,000

New Mexico 0.5%

Albuquerque, NM, Airport Facilities Revenue, Series A, 3.9%, 7/1/2020	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 3.83%, 6/1/2028	—	4,500,000	4,500,000	—	4,500,000	4,500,000

				—	9,500,000	9,500,000

New York 0.3%

New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School:
3.8%, 12/1/2034	—	1,700,000	1,700,000	—	1,700,000	1,700,000

New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 1-D, 3.8%, 11/1/2022	—	200,000	200,000	—	200,000	200,000
Series 3-F, 3.8%, 11/1/2022	—	405,000	405,000	—	405,000	405,000
Series 3-F, 3.8%, 11/1/2022	1,900,000	—	1,900,000	1,900,000	—	1,900,000
New York, NY, General Obligation, Series H-3, 3.75%, 3/1/2034	—	200,000	200,000	—	200,000	200,000
New York, State Dormitory Authority Revenues, Solar Eclipse Funding Trust, Series 2006-0029, 3.8%, 2/15/2012	—	800,000	800,000	—	800,000	800,000
New York, Triborough Bridge & Tunnel Authority Revenue, Series B-2, 3.79%, 1/1/2032	—	400,000	400,000	—	400,000	400,000

				1,900,000	3,705,000	5,605,000

North Carolina 1.3%

North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%, 8/1/2030	2,000,000	5,000,000	7,000,000	2,000,000	5,000,000	7,000,000
North Carolina, Capital Facilities Finance:
3.17%, 5/4/2006	2,475,000	—	2,475,000	2,475,000	—	2,475,000
3.5%, 6/2/2006	—	3,281,000	3,281,000	—	3,281,000	3,281,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.8%, 10/1/2035	—	1,500,000	1,500,000	—	1,500,000	1,500,000
North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%, 6/1/2037	2,500,000	—	2,500,000	2,500,000	—	2,500,000
North Carolina, Medical Care Community, Health Care Facilities Revenue, First Mortgage-Friends Homes, 3.8%, 9/1/2033	—	3,700,000	3,700,000	—	3,700,000	3,700,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.82%, 10/1/2035	—	3,000,000	3,000,000	—	3,000,000	3,000,000

				6,975,000	16,481,000	23,456,000

Ohio 3.9%

ABN AMRO Munitops Certificates Trust, Series 2003-37, 3.84%, 12/1/2011	—	2,000,000	2,000,000	—	2,000,000	2,000,000
Akron Bath Copley, OH, Joint Township Hospital District Revenue, Health Care Facility Summner Project, 3.81%, 12/1/2032	—	6,875,000	6,875,000	—	6,875,000	6,875,000
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.84%, 6/1/2032	—	5,620,000	5,620,000	—	5,620,000	5,620,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%, 2/1/2035	4,975,000	—	4,975,000	4,975,000	—	4,975,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%, 12/1/2032	3,700,000	—	3,700,000	3,700,000	—	3,700,000
Franklin County, OH, Hospital Revenue, Series R-55, 3.84%, 6/1/2017	11,705,000	—	11,705,000	11,705,000	—	11,705,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.82%, 12/1/2027	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Ohio, State Higher Educational Facility Revenue, Cleveland Institution Music Project, 3.82%, 5/1/2030	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Salem, OH, Hospital Revenue, Salem Community, 3.82%, 9/1/2035	—	12,000,000	12,000,000	—	12,000,000	12,000,000
Summit County, OH, Revenue Anticipation Bonds, Western Reserve Academy Project, 3.81%, 10/1/2027	—	5,370,000	5,370,000	—	5,370,000	5,370,000

				20,380,000	51,865,000	72,245,000

Oklahoma 0.7%

Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%, 11/1/2018	3,700,000	—	3,700,000	3,700,000	—	3,700,000
Oklahoma, State Industries Authority Revenue, Integris Baptist, Series B, 3.81%, 8/15/2029	—	1,950,000	1,950,000	—	1,950,000	1,950,000
Tulsa County, OK, Industrial Authority, Health Care Revenue, Trust Recipients, Series P7U, 3.9%, 12/15/2018	—	8,000,000	8,000,000	—	8,000,000	8,000,000

				3,700,000	9,950,000	13,650,000

Oregon 1.7%

Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.81%, 3/1/2036	—	7,000,000	7,000,000	—	7,000,000	7,000,000
Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 3.84%, 11/1/2012	4,125,000	—	4,125,000	4,125,000	—	4,125,000
Portland, OR, Industrial Development Revenue, 3.81%, 4/1/2035	—	4,500,000	4,500,000	—	4,500,000	4,500,000
Portland, OR, Sewer System Revenue:
Series PT-2435, 3.84%, 10/1/2023	6,660,000	—	6,660,000	6,660,000	—	6,660,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%, 5/1/2034	2,470,000	6,840,000	9,310,000	2,470,000	6,840,000	9,310,000

				13,255,000	18,340,000	31,595,000

Pennsylvania 3.9%

Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%, 12/1/2019	850,000	—	850,000	850,000	—	850,000
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp.:
3.81%, 7/15/2028	—	5,075,000	5,075,000	—	5,075,000	5,075,000
Allegheny County, PA, Port Authority, Grant Anticipation Notes, 4.0%, 6/30/2006	—	4,600,000	4,600,000	—	4,605,067	4,605,067
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%, 7/1/2023	3,355,000	2,500,000	5,855,000	3,355,000	2,500,000	5,855,000
Dallastown, PA, Area School District, 3.82%, 2/1/2018	2,865,000	—	2,865,000	2,865,000	—	2,865,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.85%, 11/1/2017	—	10,845,000	10,845,000	—	10,845,000	10,845,000
Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%, 6/1/2033	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%, 2/1/2021	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%, 10/1/2034	4,600,000	—	4,600,000	4,600,000	—	4,600,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%, 3/1/2027	5,700,000	—	5,700,000	5,700,000	—	5,700,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Multi-Modal, Drexel University, Series B, 3.8%, 5/1/2033	—	8,345,000	8,345,000	—	8,345,000	8,345,000

Pennsylvania, State Higher Educational Facilities Authority Hospital Revenue:
Series MT-042, 3.86%, 1/1/2024	7,525,000	—	7,525,000	7,525,000	—	7,525,000
Series MT-042, 3.86%, 1/1/2024	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Red Lion, PA, General Obligation, Area School District, 3.82%, 5/1/2024	—	7,850,000	7,850,000	—	7,850,000	7,850,000

				32,895,000	39,220,067	72,115,067

Puerto Rico 0.4%

ABN AMRO, Munitops Certificates Trust, Series 2000-17, 3.8%, 10/1/2008	—	6,505,000	6,505,000	—	6,505,000	6,505,000

Commonwealth of Puerto Rico, General Obligation, Series 813-D, 3.81%, 7/1/2020	—	1,195,000	1,195,000	—	1,195,000	1,195,000

				—	7,700,000	7,700,000

Rhode Island 05%

Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 3.9%, 8/1/2035	2,000,000	7,165,000	9,165,000	2,000,000	7,165,000	9,165,000

				2,000,000	7,165,000	9,165,000

South Carolina 1.2%

South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.82%, 11/1/2032	—	11,640,000	11,640,000	—	11,640,000	11,640,000
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 3.92%, 5/15/2024	9,955,000	—	9,955,000	9,955,000	—	9,955,000

				9,955,000	11,640,000	21,595,000

Tennessee 6.0%

Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%, 5/1/2039	3,000,000	17,000,000	20,000,000	3,000,000	17,000,000	20,000,000
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.8%, 1/1/2033	1,450,000	1,940,000	3,390,000	1,450,000	1,940,000	3,390,000
Clarksville, TN, Public Building Authority Revenue:
3.8%, 11/1/2035	—	1,350,000	1,350,000	—	1,350,000	1,350,000
3.8%, 6/1/2024	—	2,010,000	2,010,000	—	2,010,000	2,010,000
3.8%, 7/1/2031	2,100,000	—	2,100,000	2,100,000	—	2,100,000
Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%, 6/1/2025	8,500,000	—	8,500,000	8,500,000	—	8,500,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
3.8%, 4/1/2032	2,600,000	—	2,600,000	2,600,000	—	2,600,000
3.8%, 7/1/2034	—	545,000	545,000	—	545,000	545,000
Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	—	12,740,000	12,767,554	—	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 3.86%, 11/1/2013	10,000,000	15,000,000	25,000,000	10,000,000	15,000,000	25,000,000
Tennergy, TN, Tennergy Corp., Gas Revenue, Stars Certificates:
Series 2006-001, 3.85%, 5/1/2016	21,000,000	—	21,000,000	21,000,000	—	21,000,000
Series 2006-001, 3.85%, 5/1/2016	—	10,400,000	10,400,000	—	10,400,000	10,400,000

				61,417,554	48,245,000	109,662,554

Texas 19.8%

ABN AMRO, Munitops Certificates Trust, Series 2004-38, 3.85%, 2/15/2011	4,005,000	1,500,000	5,505,000	4,005,000	1,500,000	5,505,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%, 8/15/2030	2,000,000	3,200,000	5,200,000	2,000,000	3,200,000	5,200,000

Clear Creek, TX, Independent School District, Series 04, 3.82%, 2/15/2029	3,845,000	2,000,000	5,845,000	3,845,000	2,000,000	5,845,000

Corpus Christi, TX, Utility System Revenue, Series PT-1816, 3.85%, 7/15/2010	—	3,900,000	3,900,000	—	3,900,000	3,900,000

Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 3.84%, 7/16/2030	2,965,000	—	2,965,000	2,965,000	—	2,965,000
Series SG-153, 3.42%, 8/15/2023	—	1,500,000	1,500,000	—	1,500,000	1,500,000
Series SG-153, 3.84%, 8/15/2023	4,050,000	—	4,050,000	4,050,000	—	4,050,000
Series R-2218, 3.84%, 8/1/2024	—	3,475,000	3,475,000	—	3,475,000	3,475,000
Harris County, TX, General Obligation:
3.4%, 5/4/2006	15,568,000	—	15,568,000	15,568,000	—	15,568,000
3.45%, 6/2/2006	—	20,000,000	20,000,000	—	20,000,000	20,000,000
3.45%, 6/2/2006	14,700,000	—	14,700,000	14,700,000	—	14,700,000
3.72%, 6/1/2006	—	470,000	470,000	—	470,000	470,000
Harris County, TX, Health Facilities Development Corp, Special Facilities Revenue,, Texas Medical Center Projects, 3.81%, 5/1/2035	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.83%, 2/15/2032	—	14,000,000	14,000,000	—	14,000,000	14,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%, 9/1/2031	1,150,000	—	1,150,000	1,150,000	—	1,150,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series 2005-L15, 3.9%, 2/15/2021	—	2,800,000	2,800,000	—	2,800,000	2,800,000
Harris County, TX:
Series 1099, 3.84%, 8/15/2009	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Series 1111, 3.84%, 8/15/2009	6,470,000	—	6,470,000	6,470,000	—	6,470,000

Hidalgo County, TX, General Obligation, Series R-2148, 3.84%, 8/15/2024	7,355,000	—	7,355,000	7,355,000	—	7,355,000
Houston, TX, Airport System Revenue:
Series SG-161, 1.06%, 7/1/2032	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Series SG-161, 3.1%, 7/1/2032	—	6,000,000	6,000,000	—	6,000,000	6,000,000
Series A, 3.28%, 5/16/2006	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Series SG-161, 3.84%, 7/1/2032	5,000,000	—	5,000,000	5,000,000	—	5,000,000

Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts:
Series SG-120, 1.09%, 12/1/2023	—	4,900,000	4,900,000	—	4,900,000	4,900,000
Series SG-120, 3.2%, 12/1/2023	—	5,800,000	5,800,000	—	5,800,000	5,800,000

Humble, TX, Independent School District, School Building, 3.8%, 6/15/2023	—	970,000	970,000	—	970,000	970,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 3.84%, 2/15/2030	3,000,000	7,000,000	10,000,000	3,000,000	7,000,000	10,000,000
Northside, TX, Independent School District, School Building:
2.85%, 6/15/2035	8,000,000	8,000,000	16,000,000	8,000,000	8,000,000	16,000,000
3.28%, 5/15/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Series PT-1706, 3.85%, 8/1/2012	6,860,000	—	6,860,000	6,860,000	—	6,860,000
Texas, Lower Colorado River Authority:
3.45%, 5/25/2006	7,000,000	5,000,000	12,000,000	7,000,000	5,000,000	12,000,000
Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 3.92%, 4/5/2023	5,760,000	—	5,760,000	5,760,000	—	5,760,000
Texas, Public Finance Authority:
Series B, 3.37%, 5/1/2006	—	4,359,000	4,359,000	—	4,359,000	4,359,000
3.4%, 5/1/2006	6,000,000	6,400,000	12,400,000	6,000,000	6,400,000	12,400,000
Texas, State General Obligation, Series R-4020, 3.84%, 10/1/2022	—	2,340,000	2,340,000	—	2,340,000	2,340,000
Texas, State General Obligation:
3.23%, 5/22/2006	3,500,000	—	3,500,000	3,500,000	—	3,500,000
3.53%, 6/7/2006	14,000,000	—	14,000,000	14,000,000	—	14,000,000

Texas, State Revenue Lease, Trust Certificates, Series 9056, 3.85%, 7/21/2010	—	10,990,000	10,990,000	—	10,990,000	10,990,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	—	22,200,000	22,200,000	—	22,308,038	22,308,038

Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%, 12/1/2034	5,000,000	—	5,000,000	5,000,000	—	5,000,000

Texas, University of Texas Permanent Fund, Series R-7517, 3.84%, 7/1/2020	5,155,000	—	5,155,000	5,155,000	—	5,155,000
Texas, University of Texas Revenue:
3.28%, 5/15/2006	—	10,000,000	10,000,000	—	10,000,000	10,000,000
3.3%, 6/5/2006	—	18,000,000	18,000,000	—	18,000,000	18,000,000
3.51%, 8/3/2006	21,500,000	—	21,500,000	21,500,000	—	21,500,000
Series B-14, 3.82%, 8/15/2022	—	6,670,000	6,670,000	—	6,670,000	6,670,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%, 11/15/2035	2,000,000	6,200,000	8,200,000	2,000,000	6,200,000	8,200,000
Wylie, TX, Independent School District, Series R-3004, 3.84%, 8/15/2022	6,600,000	—	6,600,000	6,600,000	—	6,600,000

				172,283,000	190,782,038	363,065,038

Utah 0.2%

Alpine, UT, General Obligation, School District, Series PT-436, 3.84%, 3/15/2007	595,000	—	595,000	595,000	—	595,000
Murray City, UT, Hospital Revenue, IHC Health Services, Inc.:
Series D, 3.8%, 5/15/2036	—	2,475,000	2,475,000	—	2,475,000	2,475,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%, 7/1/2031	850,000	—	850,000	850,000	—	850,000

				1,445,000	2,475,000	3,920,000

Vermont 0.4%

Vermont, Municipal Bond Bank, Series R, 3.84%, 12/1/2021	6,320,000	—	6,320,000	6,320,000	—	6,320,000
Vermont, State Assistance Corp., Student Loan Revenue, 3.3%, 1/1/2008	1,500,000	—	1,500,000	1,500,000	—	1,500,000

				7,820,000	—	7,820,000

Virginia 0.5%

Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%, 1/15/2039	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%, 8/1/2020	3,900,000	—	3,900,000	3,900,000	—	3,900,000
Spotsylvania County, VA, Industrial Development Authority Revenue, 3.85%, 4/1/2023	—	1,300,000	1,300,000	—	1,300,000	1,300,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%, 1/1/2010	1,400,000	—	1,400,000	1,400,000	—	1,400,000

				7,300,000	1,300,000	8,600,000

Washington 3.1%

King County, WA, Public Hospital District No. 002, Series R-6036, 3.84%, 12/1/2023	3,980,000	—	3,980,000	3,980,000	—	3,980,000

Lewis County, WA, Public Utilities District Number 1, 3.84%, 10/1/2023	4,330,000	—	4,330,000	4,330,000	—	4,330,000
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 3.84%, 12/1/2025	—	3,995,000	3,995,000	—	3,995,000	3,995,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%, 12/1/2034	2,420,000	—	2,420,000	2,420,000	—	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 3.84%, 9/1/2022	4,950,000	—	4,950,000	4,950,000	—	4,950,000
Washington, Municipal Securities Trust Certificates:
“A”, Series 2006-250, 3.85%, 8/14/2015	7,570,000	—	7,570,000	7,570,000	—	7,570,000
Series 9058, 3.85%, 9/23/2010	—	9,990,000	9,990,000	—	9,990,000	9,990,000
Washington, State General Obligation, Series A-11, 3.82%, 6/1/2017	2,740,000	—	2,740,000	2,740,000	—	2,740,000
Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%, 3/1/2035	3,950,000	—	3,950,000	3,950,000	—	3,950,000
Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%, 9/15/2039	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement:
Series A, AMT, 3.92%, 10/1/2041	1,000,000		1,000,000	1,000,000	—	1,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%, 7/15/2038	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%, 3/1/2041	1,550,000	—	1,550,000	1,550,000	—	1,550,000

				43,490,000	13,985,000	57,475,000

Wisconsin 0.4%

Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.95%, 5/1/2015	—	—	—	—	—	—
Milwaukee, WI, Sewer Revenue, Series R-4500, 3.43%, 6/1/2022	—	3,590,000	3,590,000	—	3,590,000	7,180,000
Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%, 12/1/2009	3,000,000	—	3,000,000	3,000,000	—	6,000,000

				3,000,000	3,590,000	6,590,000

Total Investment Portfolio (Cost $831,744,559 & $1,000,030,872, respectively) 99.8%				831,744,559	1,000,030,872	1,831,775,431
Other Assets and Liabilities, Net 0.2%				7,373,997	(500,177)	6,873,820

Net Assets 100%				839,118,556	999,530,695	1,838,649,251

Pro Forma

Portfolio of Investments

as of April 30, 2006

(Unaudited)

	CAT Tax-Exempt Portfolio Amount ($)	DWS Tax-Exempt Money Fund Amount ($)	Combined Pro Forma Amount ($)	CAT Tax-Exempt Portfolio Value ($)	DWS Tax-Exempt Money Fund Value ($)	Combined Pro Forma Value ($)
Municipal Bonds and Notes 99.5%
Alabama 0.3%

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project:
Series C, 3.84%, 6/15/2026	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%, 2/1/2042	3,000,000	—	3,000,000	3,000,000	—	3,000,000

				4,700,000	—	4,700,000

Alaska 0.1%

ABN AMRO, Munitops Certificates Trust, Series 2006-9, 3.85%, 10/1/2014	—	1,900,000	1,900,000	—	1,900,000	1,900,000

				—	1,900,000	1,900,000

Arizona 2.4%

Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co.:
Series 83C, 3.8%, 12/15/2018	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.8%, 10/1/2025	—	3,430,000	3,430,000	—	3,430,000	3,430,000
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue:
3.23%, 5/5/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Arizona, School Facilities Board Certificates, Series 735, 3.55%, 3/1/2013	7,290,000	—	7,290,000	7,290,000	—	7,290,000

Arizona, School Facilities Board, Certificates of Participation, Series 735, 3.55%, 3/1/2013	3,665,000	—	3,665,000	3,665,000	—	3,665,000

Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000

				31,955,000	3,430,000	35,385,000

California 2.7%

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 3.85%, 6/1/2045	5,000,000	—	5,000,000	5,000,000	—	5,000,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%, 2/1/2037	2,600,000	—	2,600,000	2,600,000	—	2,600,000
California, Series PT-1555:
3.06%, 10/1/2010	—	500,000	500,000	—	500,000	500,000
3.21%, 10/1/2010	—	3,600,000	3,600,000	—	3,600,000	3,600,000
California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%, 5/1/2016	1,050,000	—	1,050,000	1,050,000	—	1,050,000
Series C-7, 3.8%, 5/1/2022	10,100,000	—	10,100,000	10,100,000	—	10,100,000

California, State General Obligation, Series PT-1555:
Series B-4, 3.76%, 5/1/2033	—	1,000,000	1,000,000	—	1,000,000	1,000,000
3.84%, 10/1/2010	100,000	—	100,000	100,000	—	100,000

California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.88%, 11/15/2035	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	—	6,000,000	6,000,000	—	6,014,034	6,014,034

Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	—	2,000,000	2,000,000	—	2,019,179	2,019,179
Los Angeles, CA, Unified School District, Series SGA-144, 3.79%, 1/1/2028	—	1,100,000	1,100,000	—	1,100,000	1,100,000

Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.87%, 7/1/2036	—	1,700,000	1,700,000	—	1,700,000	1,700,000

Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%, 10/1/2036	2,170,000	—	2,170,000	2,170,000	—	2,170,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 3.81%, 10/1/2022	—	2,190,000	2,190,000	—	2,190,000	2,190,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 3.83%, 12/1/2019	—	100,000	100,000	—	100,000	100,000

				22,020,000	18,223,213	40,243,213

Colorado 3.4%

Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 3.84%, 12/1/2024	1,400,000	8,505,000	9,905,000	1,400,000	8,505,000	9,905,000
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 3.8%, 10/1/2032	—	6,600,000	6,600,000	—	6,600,000	6,600,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%, 5/1/2033	1,800,000	3,200,000	5,000,000	1,800,000	3,200,000	5,000,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.8%, 3/1/2023	2,800,000	—	2,800,000	2,800,000	—	2,800,000

Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%, 6/1/2021	1,335,000	—	1,335,000	1,335,000	—	1,335,000

Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 3.92%, 2/15/2023	12,265,000	—	12,265,000	12,265,000	—	12,265,000

Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%, 7/1/2029	2,300,000	—	2,300,000	2,300,000	—	2,300,000

Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%, 12/1/2029	3,380,000	—	3,380,000	3,380,000	—	3,380,000

Larimer County, CO, School District No. R-1 Poudre, Series R-4535, 3.84%, 12/15/2021	—	2,805,000	2,805,000	—	2,805,000	2,805,000
Summit County, CO, School District No. RE1, Series R-6513, 3.84%, 12/1/2023	—	3,360,000	3,360,000	—	3,360,000	3,360,000

				25,280,000	24,470,000	49,750,000

Delaware 1.1%

Delaware, State Economic Development Authority Revenue, Winterthur Museum Project, 3.85%, 9/1/2012	—	5,200,000	5,200,000	—	5,200,000	5,200,000

Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.86%, 1/1/2016	—	6,000,000	6,000,000	—	6,000,000	6,000,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%, 1/1/2013	5,000,000	—	5,000,000	5,000,000	—	5,000,000

				5,000,000	11,200,000	16,200,000

District of Columbia 0.5%

Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%, 10/1/202	7,690,000	—	7,690,000	7,690,000	—	7,690,000

				7,690,000	—	7,690,000

Florida 7.5%

Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 3.82%, 9/1/2026	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Series PT-703, 3.82%, 9/1/2026	7,820,000	—	7,820,000	7,820,000	—	7,820,000

Broward County, FL, School Board Certificates of Participation, Series R-1056, 3.84%, 7/1/2019	2,660,000	3,170,000	5,830,000	2,660,000	3,170,000	5,830,000
Collier County, FL, School Board Certificates of Participation:	—		—	—		—
Series MT-147, 2.35%, 2/15/2021	—	3,700,000	3,700,000	—	3,700,000	3,700,000
Series MT-147, 2.59%, 2/15/2021	—	100,000	100,000	—	100,000	100,000
Series MT-147, 3.84%, 2/15/2021	1,195,000	—	1,195,000	1,195,000	—	1,195,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%, 8/1/2034	5,235,000	—	5,235,000	5,235,000	—	5,235,000
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	—	2,250,000	2,254,021	—	2,254,021
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%, 7/1/2016	430,000	—	430,000	430,000	—	430,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%, 3/31/2021	5,575,000	—	5,575,000	5,575,000	—	5,575,000

Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems:
Series B, 3.8%, 11/15/2009	5,900,000	700,000	6,600,000	5,900,000	700,000	6,600,000
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue:
3.79%, 10/1/2015	1,300,000	—	1,300,000	1,300,000	—	1,300,000

Jacksonville, FL, Electric Authority Revenue:
Series 200-F, 3.35%, 6/19/2006	18,800,000	—	18,800,000	18,800,000	—	18,800,000
Series 2001-C, 3.45%, 6/1/2006	—	3,000,000	3,000,000	—	3,000,000	3,000,000

Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%, 8/15/2033	5,000,000	5,250,000	10,250,000	5,000,000	5,250,000	10,250,000

Jacksonville, FL, Health Facilities Revenue:
3.38%, 5/3/2006	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Lee County, FL, Airport Revenue, Series 811-X, AMT, 3.87%, 10/1/2029	—	600,000	600,000	—	600,000	600,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%, 9/1/2029	1,400,000	2,965,000	4,365,000	1,400,000	2,965,000	4,365,000

Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%, 9/1/2035	2,175,000	—	2,175,000	2,175,000	—	2,175,000
Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	2,750,000	—	2,750,000	2,750,000	—	2,750,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%, 5/1/2031	2,040,000	—	2,040,000	2,040,000	—	2,040,000

Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 3.82%, 3/1/2034	2,200,000	—	2,200,000	2,200,000	—	2,200,000

Pasco County, FL, School Board Certificates of Participation, 3.8%, 8/1/2026	2,400,000	—	2,400,000	2,400,000	—	2,400,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%, 7/1/2035	4,100,000	—	4,100,000	4,100,000	—	4,100,000

Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 3.85%, 12/1/2023	—	3,400,000	3,400,000	—	3,400,000	3,400,000
Sarasota County, FL, Utility System Revenue, Series 852, 3.84%, 4/1/2013	3,990,000	—	3,990,000	3,990,000	—	3,990,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%, 11/1/2034	2,500,000	—	2,500,000	2,500,000	—	2,500,000

Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 3.8%, 8/1/2022	—	1,200,000	1,200,000	—	1,200,000	1,200,000

			—	79,724,021	31,085,000	110,809,021

Georgia 1.6%

Athens-Clarke County, GA, University of Georgia Government Development Authority Revenue, Athletic Association Project, 3.79%, 8/1/2033	—	900,000	900,000	—	900,000	900,000
Atlanta, GA, Airport Revenue:
Series C-1, 3.84%, 1/1/2030	1,000,000	3,000,000	4,000,000	1,000,000	3,000,000	4,000,000
3.79%, 1/1/2022	150,000	470,000	620,000	150,000	470,000	620,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.8%, 7/1/2020	—	—	—	—	—	—
Fulton County, GA, Development Authority Revenue, Mount Vernon Presbyterian School, 3.82%, 8/1/2035	—	5,000,000	5,000,000	—	5,000,000	5,000,000

Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project:
3.8%, 9/1/2035	—	1,300,000	1,300,000	—	1,300,000	1,300,000
Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT:
3.85%, 9/1/2024	4,080,000	—	4,080,000	4,080,000	—	4,080,000
La Grange, GA, Development Authority Revenue, La Grange College Project:
3.8%, 6/1/2031	—	1,370,000	1,370,000	—	1,370,000	1,370,000

Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
3.8%, 8/1/2018	—	600,000	600,000	—	600,000	600,000
3.8%, 8/1/2018	775,000	—	775,000	775,000	—	775,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%, 10/1/2027	4,315,000	—	4,315,000	4,315,000	—	4,315,000

				10,320,000	12,640,000	22,960,000

Hawaii 0.2%

ABN AMRO, Munitops Certificates Trust, Series 2004-16, 3.85%, 7/1/2012	—	3,200,000	3,200,000	—	3,200,000	3,200,000

				—	3,200,000	3,200,000

Idaho 1.0%

Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	—	7,500,000	7,500,000	—	7,516,331	7,516,331
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%, 4/1/2014	7,500,000	—	7,500,000	7,500,000	—	7,500,000

				7,500,000	7,516,331	15,016,331

Illinois 8.9%

Chicago, IL, De La Salle Institute Project Revenue, 3.89%, 4/1/2027	—	3,470,000	3,470,000	—	3,470,000	3,470,000
Chicago, IL, Eclipse Funding Trust, Series 2006-0003 Solar Eclipse, 3.0%, 1/1/2026	—	3,130,000	3,130,000	—	3,130,000	3,130,000
Chicago, IL, General Obligation:
Series B-1, 3.81%, 1/1/2034	1,300,000	—	1,300,000	1,300,000	—	1,300,000

Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 4.0%, 7/15/2039	13,305,000	—	13,305,000	13,305,000	—	13,305,000

Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 3.88%, 1/1/2017	1,995,000	—	1,995,000	1,995,000	—	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 3.84%, 1/1/2027	4,425,000	—	4,425,000	4,425,000	—	4,425,000

Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 3.95%, 5/1/2011	—	1,210,000	1,210,000	—	1,210,000	1,210,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 3.88%, 7/1/2020	—	2,250,000	2,250,000	—	2,250,000	2,250,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 3.88%, 12/1/2034	—	2,000,000	2,000,000	—	2,000,000	2,000,000

Cook County, IL, State General Obligation, Series B-11, 3.82%, 11/15/2025	3,540,000	—	3,540,000	3,540,000	—	3,540,000
Du Page County, IL, Benedictine University Building Project, 3.82%, 7/1/2024 National City Bank Midwest	3,500,000	5,430,000	8,930,000	3,500,000	5,430,000	8,930,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.9%, 2/1/2007	—	5,000,000	5,000,000	—	5,000,000	5,000,000

Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 3.9%, 7/1/2024	—	4,020,000	4,020,000	—	4,020,000	4,020,000

Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.82%, 12/1/2033	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project:
3.83%, 2/1/2029	675,000	—	675,000	675,000	—	675,000

Illinois, Development Finance Authority, Industrial Development Revenue, Campagna-Turano Bakery Project, AMT, 3.95%, 8/1/2025	—	3,040,000	3,040,000	—	3,040,000	3,040,000

Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 3.88%, 8/1/2019	—	4,700,000	4,700,000	—	4,700,000	4,700,000

Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%, 4/1/2020	3,150,000	—	3,150,000	3,150,000	—	3,150,000

Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%, 8/1/2027	2,760,000	—	2,760,000	2,760,000	—	2,760,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 3.45%, 2/1/2013	—	2,780,000	2,780,000	—	2,780,000	2,780,000
Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%, 6/1/2033	7,420,000	—	7,420,000	7,420,000	—	7,420,000
Illinois, Development Finance Authority, Regional Organization Bank Project:
I3.9%, 12/1/2020	—	2,250,000	2,250,000	—	2,250,000	2,250,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	3,000,000	10,000,000	7,000,000	3,000,000	10,000,000
Illinois, General Obligation, Series 1750, 3.84%, 12/1/2010	—	5,300,000	5,300,000	—	5,300,000	5,300,000

Illinois, General Obligation, Star Certificates, Series 03-20, 3.84%, 11/1/2019	—	5,685,000	5,685,000	—	5,685,000	5,685,000
Illinois, Municipal Securities Trust Certificates, Series 7006, 3.82%, 1/1/2031	6,245,000	—	6,245,000	6,245,000	—	6,245,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 3.43%, 3/1/2024	3,485,000	1,495,000	4,980,000	3,485,000	1,495,000	4,980,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 3.88%, 3/1/2018	—	1,580,000	1,580,000	—	1,580,000	1,580,000

Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.9%, 1/1/2015	—	6,500,000	6,500,000	—	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%, 7/1/2020	1,225,000	1,170,000	2,395,000	1,225,000	1,170,000	2,395,000

Upper River Valley, IL, Development Authority, Industrial Development Revenue, Advanced Drainage System, AMT, 3.92%, 7/1/2014	—	3,045,000	3,045,000	—	3,045,000	3,045,000

Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 3.96%, 12/1/2016	—	3,700,000	3,700,000	—	3,700,000	3,700,000

				61,025,000	70,755,000	131,780,000

Indiana 4.8%

ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 3.83%, 1/15/2012	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Series 2005-7, 3.85%, 7/10/2013	9,060,000	7,150,000	16,210,000	9,060,000	7,150,000	16,210,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%, 11/30/2017	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 3.88%, 6/1/2022	—	4,500,000	4,500,000	—	4,500,000	4,500,000

Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 3.88%, 6/1/2022	—	4,900,000	4,900,000	—	4,900,000	4,900,000

Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%, 11/15/2036	6,500,000	—	6,500,000	6,500,000	—	6,500,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 3.84%, 5/1/2035	—	4,995,000	4,995,000	—	4,995,000	4,995,000

Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 3.87%, 1/1/2027	—	6,910,000	6,910,000	—	6,910,000	6,910,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%, 6/1/2022	2,900,000	—	2,900,000	2,900,000	—	2,900,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%, 6/1/2022	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%, 6/1/2022	1,000,000	1,600,000	2,600,000	1,000,000	1,600,000	2,600,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center V Project, AMT, 3.88%, 6/1/2022	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 3.87%, 4/1/2024	—	2,900,000	2,900,000	—	2,900,000	2,900,000

Indiana, Transportation Finance Authority Highway Revenue, Series 853, 3.84%, 6/1/2017	1,800,000	—	1,800,000	1,800,000	—	1,800,000

Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, AMT, 2.69%, 1/1/2030	—	2,120,000	2,120,000	—	2,120,000	2,120,000
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%, 5/1/2025	3,650,000	—	3,650,000	3,650,000	—	3,650,000

				28,610,000	43,075,000	71,685,000

Iowa 0.1%

Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.82%, 7/1/2015	800,000	—	800,000	800,000	—	800,000

				800,000	—	800,000

Kansas 0.2%

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%, 11/15/2030	2,500,000	—	2,500,000	2,500,000	—	2,500,000

				2,500,000	—	2,500,000

Kentucky 4.4%

Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%, 8/1/2013	3,500,000	4,400,000	7,900,000	3,500,000	4,400,000	7,900,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust:
Series A, 3.81%, 2/1/2032	—	959,000	959,000	—	959,000	959,000
Series A, 3.81%, 2/1/2032	165,000	—	165,000	165,000	—	165,000

Jeffersontown, KY, Lease Program Revenue, League of Cities Funding Trust, 3.84%, 3/1/2030	—	3,720,000	3,720,000	—	3,720,000	3,720,000

Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	—	5,500,000	5,500,000	—	5,511,315	5,511,315

Kentucky, Economic Development Finance Authority, Health Facilities Revenue, Easter Seal Society Project, 3.87%, 11/1/2030	—	4,865,000	4,865,000	—	4,865,000	4,865,000

Pendleton County, KY, County Lease Revenue:
3.37%, 5/24/2006	21,000,000	9,000,000	30,000,000	21,000,000	9,000,000	30,000,000
3.44%, 5/3/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%, 9/1/2034	100,000	—	100,000	100,000	—	100,000

				36,765,000	28,455,315	65,220,315

Louisiana 0.5%

Louisiana, State General Obligation, Series 1254, 3.42%, 8/1/2013	7,345,000	—	7,345,000	7,345,000	—	7,345,000

				7,345,000	—	7,345,000

Maine 2.0%

Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	—	1,100,000	1,101,691	—	1,101,691

Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%, 11/15/2037	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	7,000,000	23,000,000	16,033,293	7,014,566	23,047,859

				22,134,984	7,014,566	29,149,550

Maryland 0.4%

Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%, 1/1/2034	2,525,000	—	2,525,000	2,525,000	—	2,525,000

Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%, 10/15/2020	4,000,000	—	4,000,000	4,000,000		4,000,000

				6,525,000	—	6,525,000

Massachusetts 1.3%

Massachusetts Bay, Bay Transportation Authority Revenue, Series SG-156, 3.91%, 7/1/2030	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%, 11/1/2022	40,000	—	40,000	40,000	—	40,000

Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 3.85%, 6/19/2013	13,225,000	—	13,225,000	13,225,000	—	13,225,000
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc. Series A, 3.81%, 6/1/2030	—	3,600,000	3,600,000	—	3,600,000	3,600,000

				14,965,000	3,600,000	18,565,000

Michigan 7.0%

ABN AMRO, Munitops Certificates Trust, Series 2003-3, 3.83%, 1/1/2011	3,000,000	24,600,000	27,600,000	3,000,000	24,600,000	27,600,000
Comstock Park, MI, Public Schools, Series R-2178, 3.84%, 5/1/2025	—	880,000	880,000	—	880,000	880,000
Detroit, MI, City School District:
Series PT-1844, 1.07%, 5/1/2011	—	125,000	125,000	—	125,000	125,000
Series PT-1844, 1.11%, 5/1/2011	—	70,000	70,000	—	70,000	70,000
Series PT-1844, 2.11%, 5/1/2011	—	175,000	175,000	—	175,000	175,000
Series PT-1844, 2.96%, 5/1/2011	—	245,000	245,000	—	245,000	245,000
Series PT-1844, 3.01%, 5/1/2011	—	100,000	100,000	—	100,000	100,000
Series PT-1844, 3.83%, 5/1/2011	100,000	—	100,000	100,000	—	100,000
Series PT-1844, 3.83%, 5/1/2011	—	370,000	370,000	—	370,000	370,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%, 7/1/2031	28,500,000	15,500,000	44,000,000	28,500,000	15,500,000	44,000,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.8%, 11/1/2019	—	5,550,000	5,550,000	—	5,550,000	5,550,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 3.87%, 12/1/2020	—	4,300,000	4,300,000	—	4,300,000	4,300,000

Michigan, Municipal Securities Trust Certificates, Series 9054, 3.85%, 4/20/2011	—	2,825,000	2,825,000	—	2,825,000	2,825,000

Michigan, State Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 3.96%, 10/1/2015	—	4,900,000	4,900,000	—	4,900,000	4,900,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Lapeer Technologies LLC, AMT, 3.95%, 2/1/2020	—	2,140,000	2,140,000	—	2,140,000	2,140,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Merchants LLC Project, AMT, 3.92%, 3/1/2030	—	1,950,000	1,950,000	—	1,950,000	1,950,000
Series A, 3.78%, 12/1/2027	260,000	—	260,000	260,000	—	260,000
Series A-2, 3.78%, 12/1/2024	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Michigan, University of Michigan Revenue:
3.39%, 5/2/2006	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 3.96%, 11/1/2023	—	630,000	630,000	—	630,000	630,000

Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%, 8/1/2021	100,000	—	100,000	100,000	—	100,000

Sterling Heights, MI, Economic Development Corp., Limited Obligation Revenue, Kunath Enterprises LLC Project, AMT, 3.95%, 2/1/2016	—	1,520,000	1,520,000	—	1,520,000	1,520,000

				32,960,000	69,880,000	102,840,000

Missouri 0.7%

Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%, 3/1/2030	8,000,000	2,500,000	10,500,000	8,000,000	2,500,000	10,500,000

				8,000,000	2,500,000	10,500,000

Nebraska 0.2%

Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT:
Series D, 3.92%, 9/1/2034	—	2,427,500	2,427,500	—	2,427,500	2,427,500

				—	2,427,500	2,427,500

Nevada 1.1%

Las Vegas Valley, NV, Water District, Series B-10, 3.82%, 6/1/2024	2,080,000	9,875,000	11,955,000	2,080,000	9,875,000	11,955,000

Nevada, State Department Commission, Industrial Development Revenue, Master Halco Project, Series A, AMT, 3.96%, 12/1/2009	—	4,900,000	4,900,000	—	4,900,000	4,900,000

				2,080,000	14,775,000	16,855,000

New Hampshire 0.5%

New Hampshire Health & Education Facilities Authority, Currier Museum of Art, 3.83%, 8/1/2036	—	4,700,000	4,700,000	—	4,700,000	4,700,000
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.85%, 9/1/2012	—	2,000,000	2,000,000	—	2,000,000	2,000,000

				—	6,700,000	6,700,000

New Jersey 3.3%

Burlington County, NJ, Anticipation Notes, Series C, 3.75%, 7/13/2006	—	3,250,000	3,250,000	—	3,252,786	3,252,786
New Jersey, Economic Development Authority Revenue:
Series R-331, 3.83%, 12/15/2015	3,850,000	—	3,850,000	3,850,000	—	3,850,000
3.43%, 6/1/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000
3.43%, 6/1/2006	—	2,250,000	2,250,000	—	2,250,000	2,250,000

New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%, 7/1/2030	600,000	—	600,000	600,000	—	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%, 5/1/2028	2,790,000	—	2,790,000	2,790,000	—	2,790,000

New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	—	14,400,000	14,400,000	—	14,424,710	14,424,710
New Jersey, State Transportation Corp., Certificates of Participation:
Series PA-785, 3.83%, 9/15/2015	650,000	—	650,000	650,000	—	650,000
Series PA-785, 3.83%, 9/15/2015	3,615,000	—	3,615,000	3,615,000	—	3,615,000

New Jersey, State Transportation Trust Fund Authority Revenue:
Series PA-802, 3.83%, 12/15/2009	1,325,000	—	1,325,000	1,325,000	—	1,325,000
Series PT-2488, 2.96%, 12/15/2017	—	1,380,000	1,380,000	—	1,380,000	1,380,000
Series PT-2488, 3.14%, 12/15/2017	—	100,000	100,000	—	100,000	100,000
Series PT-24883.54%, 12/15/2017	—	1,480,000	1,480,000	—	1,480,000	1,480,000
Series PT-2488, 3.82%, 12/15/2017	3,090,000	—	3,090,000	3,090,000	—	3,090,000
Series PT-2488, 3.82%, 12/15/2017	3,110,000	—	3,110,000	3,110,000	—	3,110,000

				26,030,000	22,887,496	48,917,496

New York 0.4%

New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 3-F, 3.8%, 11/1/2022	1,900,000	—	1,900,000	1,900,000	—	1,900,000

New York, Convention Center Development Corp. Revenue, Series 1247Z, 3.84%, 11/15/2013	—	1,000,000	1,000,000	—	1,000,000	1,000,000
New York, State Thruway Authority, Personal Income Tax Revenue:
Series PT-3027, 2.35%, 3/15/2025	—	2,305,000	2,305,000	—	2,305,000	2,305,000
Series PT-3027, 2.43%, 3/15/2025	—	595,000	595,000	—	595,000	595,000
Series PT-3027, 2.66%, 3/15/2025	—	600,000	600,000	—	600,000	600,000

				1,900,000	4,500,000	6,400,000

North Carolina 1.1%

Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 3.9%, 5/1/2010	—	3,000,000	3,000,000	—	3,000,000	3,000,000
North Carolina, Capital Facilities Finance Agency Educational Revenue, Forsyth Country Day School, 3.82%, 12/1/2031	—	2,300,000	2,300,000	—	2,300,000	2,300,000

North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%, 8/1/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000
North Carolina, Capital Facilities Finance:
3.17%, 5/4/2006	2,475,000	—	2,475,000	2,475,000	—	2,475,000

North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.8%, 10/1/2035	—	2,500,000	2,500,000	—	2,500,000	2,500,000
North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%, 6/1/2037	2,500,000	—	2,500,000	2,500,000	—	2,500,000
Series B, 3.82%, 10/1/2035	—	1,000,000	1,000,000	—	1,000,000	1,000,000

				6,975,000	8,800,000	15,775,000

Ohio 3.7%

Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.84%, 6/1/2032	—	4,000,000	4,000,000	—	4,000,000	4,000,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%, 2/1/2035	4,975,000	4,975,000	9,950,000	4,975,000	4,975,000	9,950,000

Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%, 12/1/2032	3,700,000	3,815,000	7,515,000	3,700,000	3,815,000	7,515,000
Franklin County, OH, Hospital Revenue, Series R-55, 3.84%, 6/1/2017	11,705,000	—	11,705,000	11,705,000	—	11,705,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.82%, 12/1/2027	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 3.95%, 12/1/2019	—	2,570,000	2,570,000	—	2,570,000	2,570,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 3.87%, 9/1/2020	—	940,000	940,000	—	940,000	940,000
Ohio, State Water Development Authority Revenue, Series 1118, 3.84%, 12/1/2020	—	2,585,000	2,585,000	—	2,585,000	2,585,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 3.97%, 7/1/2018	—	1,595,000	1,595,000	—	1,595,000	1,595,000
Salem, OH, Hospital Revenue, Salem Community, 3.82%, 9/1/2035	—	7,800,000	7,800,000	—	7,800,000	7,800,000
Stark County, OH, Port Authority Revenue, Community Action Agency Project, 3.9%, 12/1/2022	—	3,525,000	3,525,000	—	3,525,000	3,525,000

				20,380,000	34,805,000	55,185,000

Oklahoma 0.4%

Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%, 11/1/2018	3,700,000	1,500,000	5,200,000	3,700,000	1,500,000	5,200,000

				3,700,000	1,500,000	5,200,000

Oregon 0.9%

Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 3.84%, 11/1/2012	4,125,000	—	4,125,000	4,125,000	—	4,125,000
Portland, OR, Sewer System Revenue:
Series PT-2435, 3.84%, 10/1/2023	6,660,000	—	6,660,000	6,660,000	—	6,660,000

Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%, 5/1/2034	2,470,000	—	2,470,000	2,470,000	—	2,470,000

				13,255,000	—	13,255,000

Pennsylvania 3.8%

Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%, 12/1/2019	850,000	—	850,000	850,000	—	850,000

Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%, 7/1/2023	3,355,000	—	3,355,000	3,355,000	—	3,355,000

Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 4.0%, 12/1/2020	—	3,980,000	3,980,000	—	3,980,000	3,980,000
Dallastown, PA, Area School District, 3.82%, 2/1/2018	2,865,000	350,000	3,215,000	2,865,000	350,000	3,215,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.85%, 11/1/2017	—	5,120,000	5,120,000	—	5,120,000	5,120,000

Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%, 6/1/2033	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%, 2/1/2021	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Manheim Township, PA, General Obligation, School District, 3.82%, 6/1/2016	—	3,820,000	3,820,000	—	3,820,000	3,820,000

Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%, 10/1/2034	4,600,000	—	4,600,000	4,600,000	—	4,600,000

Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.92%, 11/1/2041	—	1,030,000	1,030,000	—	1,030,000	1,030,000

Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue:
Series MT-047, 1.5%, 11/1/2021	—	2,275,000	2,275,000	—	2,275,000	2,275,000
Series MT-047, AMT, 2.77%, 11/1/2021	—	425,000	425,000	—	425,000	425,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%, 3/1/2027	5,700,000	4,200,000	9,900,000	5,700,000	4,200,000	9,900,000
Pennsylvania, State Higher Educational Facilities Authority Hospital Revenue:
Series MT-042, 3.86%, 1/1/2024	7,525,000	—	7,525,000	7,525,000	—	7,525,000
Series MT-042, 3.86%, 1/1/2024	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Red Lion, PA, General Obligation, Area School District, 3.82%, 5/1/2024	—	1,500,000	1,500,000	—	1,500,000	1,500,000

				32,895,000	22,700,000	55,595,000

Rhode Island 0.1%

Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 3.9%, 8/1/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000

				2,000,000	—	2,000,000

South Carolina 1.1%

Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 3.92%, 9/1/2011	—	2,500,000	2,500,000	—	2,500,000	2,500,000

South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 3.85%, 6/1/2019	—	4,455,000	4,455,000	—	4,455,000	4,455,000
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 3.92%, 5/15/2024	9,955,000	—	9,955,000	9,955,000	—	9,955,000

				9,955,000	6,955,000	16,910,000

Tennessee 4.9%

Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%, 5/1/2039	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.8%, 1/1/2033	1,450,000	1,250,000	2,700,000	1,450,000	1,250,000	2,700,000
Clarksville, TN, Public Building Authority Revenue:
3.8%, 7/1/2031	2,100,000	—	2,100,000	2,100,000	—	2,100,000

Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%, 6/1/2025	8,500,000	—	8,500,000	8,500,000	—	8,500,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
3.8%, 4/1/2032	2,600,000	1,400,000	4,000,000	2,600,000	1,400,000	4,000,000
3.8%, 7/1/2034	—	—	—	—	—	—
Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	—	12,740,000	12,767,554	—	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 3.86%, 11/1/2013	10,000,000	3,000,000	13,000,000	10,000,000	3,000,000	13,000,000
Tennergy, TN, Tennergy Corp., Gas Revenue, Stars Certificates:
Series 2006-001, 3.85%, 5/1/2016	21,000,000	6,000,000	27,000,000	21,000,000	6,000,000	27,000,000

				61,417,554	11,650,000	73,067,554

Texas 20.5%

ABN AMRO, Munitops Certificates Trust, Series 2004-38, 3.85%, 2/15/2011	4,005,000	3,700,000	7,705,000	4,005,000	3,700,000	7,705,000
Aldine, TX, Independent School District, Series 827, 3.84%, 1/1/2012	—	2,925,000	2,925,000	—	2,925,000	2,925,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 3.84%, 11/15/2021	—	4,775,000	4,775,000	—	4,775,000	4,775,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 3.82%, 11/15/2026	—	5,260,000	5,260,000	—	5,260,000	5,260,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%, 8/15/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 3.84%, 5/1/2033	—	400,000	400,000	—	400,000	400,000
City of Houston Tx G/O, General Obligation, 3.28%, 5/15/2006	—	3,500,000	3,500,000	—	3,500,000	3,500,000
Clear Creek, TX, Independent School District, Series 04, 3.82%, 2/15/2029	3,845,000	—	3,845,000	3,845,000	—	3,845,000
Dallas, TX, Independent School District, Series 6038, 3.84%, 8/15/2024	—	6,140,000	6,140,000	—	6,140,000	6,140,000

Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 3.84%, 7/16/2030	2,965,000	—	2,965,000	2,965,000	—	2,965,000
Series SG-153, 2.37%, 8/15/2023	—	1,500,000	1,500,000	—	1,500,000	1,500,000
Series SG-153, 3.03%, 8/15/2023	—	5,200,000	5,200,000	—	5,200,000	5,200,000
Series SG-153, 3.84%, 8/15/2023	4,050,000	—	4,050,000	4,050,000	—	4,050,000
Harris County, TX, General Obligation:
3.2%, 5/5/2006	—	3,170,000	3,170,000	—	3,170,000	3,170,000
3.4%, 5/4/2006	15,568,000	—	15,568,000	15,568,000	—	15,568,000
3.45%, 6/2/2006	14,700,000	—	14,700,000	14,700,000	—	14,700,000
3.72%, 6/1/2006	—	—	—	—	—	—
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%, 9/1/2031	1,150,000	—	1,150,000	1,150,000	—	1,150,000
Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.81%, 7/1/2037	—	1,390,000	1,390,000	—	1,390,000	1,390,000
Harris County, TX:
Series 1099, 3.84%, 8/15/2009	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Series 1111, 3.84%, 8/15/2009	6,470,000	—	6,470,000	6,470,000	—	6,470,000
Hidalgo County, TX, General Obligation, Series R-2148, 3.84%, 8/15/2024	7,355,000	—	7,355,000	7,355,000	—	7,355,000
Houston, TX, Airport System Revenue:
Series SG-161, 1.06%, 7/1/2032	—	9,235,000	9,235,000	—	9,235,000	9,235,000
Series SG-161, 1.06%, 7/1/2032	—	1,500,000	1,500,000	—	1,500,000	1,500,000
Series SG-161, 3.84%, 7/1/2032	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Houston, TX, Utility System Revenue, 3.55%, 7/5/2006	—	10,000,000	10,000,000	—	10,000,000	10,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts:
Series SG-120, 1.07%, 12/1/2023	—	2,000,000	2,000,000	—	2,000,000	2,000,000
Houston, TX, Water & Sewer System Revenue, Stars Certificates:
Series 2003-14, 1.11%, 6/1/2026	—	1,095,000	1,095,000	—	1,095,000	1,095,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 3.84%, 2/15/2030	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Northside, TX, Independent School District, School Building:
2.85%, 6/15/2035	8,000,000	5,000,000	13,000,000	8,000,000	5,000,000	13,000,000
Series 758, 3.46%, 2/15/2013	—	4,395,000	4,395,000	—	4,395,000	4,395,000
San Antonio, TX, Electric & Gas Revenue:
Series 1700, 3.85%, 2/1/2010	—	6,530,000	6,530,000	—	6,530,000	6,530,000
3.28%, 5/15/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Series PT-1706, 3.85%, 8/1/2012	6,860,000	—	6,860,000	6,860,000	—	6,860,000
Texas, Lower Colorado River Authority:
3.45%, 5/25/2006	7,000,000	6,000,000	13,000,000	7,000,000	6,000,000	13,000,000

Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 3.92%, 4/5/2023	5,760,000	—	5,760,000	5,760,000	—	5,760,000
Texas, Public Finance Authority:
3.4%, 5/1/2006	6,000,000	—	6,000,000	6,000,000	—	6,000,000

Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 3.8%, 10/1/2029	—	300,000	300,000	—	300,000	300,000
3.23%, 5/22/2006	3,500,000	—	3,500,000	3,500,000	—	3,500,000
3.53%, 6/7/2006	14,000,000	—	14,000,000	14,000,000	—	14,000,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	—	17,600,000	17,600,000	—	17,685,652	17,685,652
Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%, 12/1/2034	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Texas, University of Texas Permanent Fund, Series R-7517, 3.84%, 7/1/2020	5,155,000	—	5,155,000	5,155,000	—	5,155,000
3.3%, 6/6/2006	—	10,600,000	10,600,000	—	10,600,000	10,600,000
3.51%, 8/3/2006	21,500,000	—	21,500,000	21,500,000	—	21,500,000
Series B-14, 3.82%, 8/15/2022	—	4,585,000	4,585,000	—	4,585,000	4,585,000
Texas, Water Development Board Revenue, Series 2187, 2.65%, 7/15/2021	—	10,860,000	10,860,000	—	10,860,000	10,860,000

Travis County, TX, Housing Finance Corp., Housing Finance Corp., Single Family Mortgage Revenue, Series P21U-D, AMT, 3.95%, 6/1/2039	—	2,575,000	2,575,000	—	2,575,000	2,575,000

Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%, 11/15/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Wylie, TX, Independent School District, Series R-3004, 3.84%, 8/15/2022	6,600,000	—	6,600,000	6,600,000	—	6,600,000

				172,283,000	130,320,652	302,603,652

Utah 0.7%

Alpine, UT, General Obligation, School District, Series PT-436, 3.84%, 3/15/2007	595,000	—	595,000	595,000	—	595,000
Alpine, UT, School District:
Series PT-436, 1.0%, 3/15/2007	—	4,125,000	4,125,000	—	4,125,000	4,125,000
Series PT-436, 1.12%, 3/15/2007	—	2,270,000	2,270,000	—	2,270,000	2,270,000
Murray City, UT, Hospital Revenue, IHC Health Services, Inc.:
Series C, 3.81%, 5/15/2036	—	300,000	300,000	—	300,000	300,000
Series D, 3.8%, 5/15/2036	—	150,000	150,000	—	150,000	150,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%, 7/1/2031	850,000	2,475,000	3,325,000	850,000	2,475,000	3,325,000

				1,445,000	9,320,000	10,765,000

Vermont 0.5%

Vermont, Municipal Bond Bank, Series R, 3.84%, 12/1/2021	6,320,000	—	6,320,000	6,320,000	—	6,320,000
Vermont, State Assistance Corp., Student Loan Revenue, 3.3%, 1/1/2008	1,500,000	—	1,500,000	1,500,000	—	1,500,000

				7,820,000	—	7,820,000

Virginia 0.6%

Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%, 1/15/2039	2,000,000	2,000,000	4,000,000	2,000,000	2,000,000	4,000,000
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%, 8/1/2020	3,900,000	—	3,900,000	3,900,000	—	3,900,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%, 1/1/2010	1,400,000	—	1,400,000	1,400,000	—	1,400,000

				7,300,000	2,000,000	9,300,000

Washington 4.3%

Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series PT-780, 1.0%, 1/1/2010	—	6,125,000	6,125,000	—	6,125,000	6,125,000
King County, WA, Public Hospital District No. 002, Series R-6036, 3.84%, 12/1/2023	3,980,000	1,270,000	5,250,000	3,980,000	1,270,000	5,250,000
Lewis County, WA, Public Utilities District Number 1, 3.84%, 10/1/2023	4,330,000	—	4,330,000	4,330,000	—	4,330,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%, 12/1/2034	2,420,000	—	2,420,000	2,420,000	—	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 3.84%, 9/1/2022	4,950,000	—	4,950,000	4,950,000	—	4,950,000
Washington, Municipal Securities Trust Certificates:
“A”, Series 2006-250, 3.85%, 8/14/2015	7,570,000	—	7,570,000	7,570,000	—	7,570,000
Washington, State General Obligation, Series A-11, 3.82%, 6/1/2017	2,740,000	5,655,000	8,395,000	2,740,000	5,655,000	8,395,000

Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%, 3/1/2035	3,950,000	—	3,950,000	3,950,000	—	3,950,000

Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%, 9/15/2039	8,000,000	—	8,000,000	8,000,000	—	8,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement:
Series A, AMT, 3.92%, 10/1/2041	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Series A, AMT, 3.92%, 10/1/2041	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 3.92%, 6/15/2037	—	5,200,000	5,200,000	—	5,200,000	5,200,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%, 7/15/2038	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%, 3/1/2041	1,550,000	910,000	2,460,000	1,550,000	910,000	2,460,000

				43,490,000	20,160,000	63,650,000

Wisconsin 0.7%

Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.95%, 5/1/2015	—	960,000	960,000	—	960,000	1,920,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 3.95%, 9/1/2020	—	1,900,000	1,900,000	—	1,900,000	3,800,000
Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%, 12/1/2009	3,000,000	—	3,000,000	3,000,000	—	6,000,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic, Series B, 3.83%, 1/15/2036	—	5,000,000	5,000,000	—	5,000,000	10,000,000

				3,000,000	7,860,000	10,860,000

Total Investment Portfolio (Cost $831,744,559, $646,305,073, $1,463,822,132 respectively) 99.0%				831,744,559	646,305,073	1,478,049,632
Other Assets and Liabilities, Net 1.0%				7,373,997	8,652,903	16,026,900

Net Assets 100%				839,118,556	654,957,976	1,494,076,532

Pro Forma

Portfolio of Investments

as of April 30, 2006

(Unaudited)

	CAT Tax-Exempt Portfolio Amount ($)	DWS Tax-Free Money Fund Amount ($)	Combined Pro Forma Amount ($)	CAT Tax-Exempt Portfolio Value ($)	DWS Tax-Free Money Fund Value ($)	Combined Pro Forma Value ($)
Municipal Bonds and Notes 99.5%
Alabama 0.5%

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project:
Series C, 1.15%, 6/15/2026			—			—
Series C, 3.84%, 6/15/2026	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%, 2/1/2042	3,000,000	—	3,000,000	3,000,000	—	3,000,000

				4,700,000	—	4,700,000

Arizona 3.7%

Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co.:
Series 83C, 3.8%, 12/15/2018	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue:
3.23%, 5/5/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
3.75%, 9/13/2006	—	1,575,010	1,575,010	—	1,575,010	1,575,010
Arizona, School Facilities Board Certificates, Series 735, 3.55%, 3/1/2013	7,290,000	—	7,290,000	7,290,000	—	7,290,000

Arizona, School Facilities Board, Certificates of Participation, Series 735, 3.55%, 3/1/2013	3,665,000	—	3,665,000	3,665,000	—	3,665,000
Phoenix, AZ, Industrial Development Authority, Multi-Family Housing Revenue, Centertree Apartments Project, Series A, AMT, 3.89%, 10/15/2030	—	1,780,010	1,780,010	—	1,780,010	1,780,010

Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	2,200,011	10,200,011	8,000,000	2,200,011	10,200,011

				31,955,000	5,555,031	37,510,031

Arkansas 0.3%

Apache County, AR, Industrial Development Authority Revenue, Tucson Electric Power, Series 83A, 3.8%, 12/15/2018	—	—	—	—	—	—

Pocahontas, AR, Industrial Development Revenue, MacLean Esna LP Project, AMT, 3.9%, 5/1/2015	—	2,500,030	2,500,030	—	2,500,030	2,500,030

				—	2,500,030	2,500,030

California 2.8%

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 3.85%, 6/1/2045	5,000,000	2,500,010	7,500,010	5,000,000	2,500,010	7,500,010
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%, 2/1/2037	2,600,000	—	2,600,000	2,600,000	—	2,600,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	—	2,000,000	2,000,000	—	2,004,943	2,004,943
California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%, 5/1/2016	1,050,000	—	1,050,000	1,050,000	—	1,050,000
Series C-7, 3.8%, 5/1/2022	10,100,000	—	10,100,000	10,100,000	—	10,100,000

California, State General Obligation, Series PT-1555:
3.84%, 10/1/2010	100,000	—	100,000	100,000	—	100,000

California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.88%, 11/15/2035	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	—	2,000,000	2,000,000	—	2,004,688	2,004,688

Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%, 10/1/2036	2,170,000	—	2,170,000	2,170,000	—	2,170,000

				22,020,000	6,509,641	28,529,641

Colorado 2.9%

Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 3.84%, 12/1/2024	1,400,000	1,585,015	2,985,015	1,400,000	1,585,015	2,985,015
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%, 5/1/2033	1,800,000	—	1,800,000	1,800,000	—	1,800,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.8%, 3/1/2023	2,800,000	—	2,800,000	2,800,000	—	2,800,000

Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%, 6/1/2021	1,335,000	—	1,335,000	1,335,000	—	1,335,000

Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 3.92%, 2/15/2023	12,265,000	—	12,265,000	12,265,000	—	12,265,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%, 7/1/2029	2,300,000	—	2,300,000	2,300,000	—	2,300,000

Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%, 12/1/2029	3,380,000	—	3,380,000	3,380,000	—	3,380,000
Summit County, CO, School District No. RE1, Series R-6513, 3.84%, 12/1/2023	—	2,090,015	2,090,015	—	2,090,015	2,090,015

				25,280,000	3,675,030	28,955,030

Delaware 0.5%

Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%, 1/1/2013	5,000,000	—	5,000,000	5,000,000	—	5,000,000

				5,000,000	—	5,000,000

District of Columbia 1.0%

District of Columbia, General Obligation:
Series D, 3.82%, 6/1/2029	—	100,015	100,015	—	100,015	100,015
Series PT-2440, 1.47%, 6/1/2024	—	1,880,015	1,880,015	—	1,880,015	1,880,015

Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%, 10/1/202	7,690,000	—	7,690,000	7,690,000	—	7,690,000

				7,690,000	1,980,030	9,670,030

Florida 9.2%

Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching, Series A, 3.79%, 12/1/2032	—	1,800,003	1,800,003	—	1,800,003	1,800,003

Alachua County, FL, Health Facilities Authority, Continuing Care, Oak Hammock University of Florida Project, Series A, 3.82%, 10/1/2032	—	465,002	465,002	—	465,002	465,002
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 3.82%, 9/1/2026	7,820,000	—	7,820,000	7,820,000	—	7,820,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:

Broward County, FL, School Board Certificates of Participation, Series R-1056, 3.84%, 7/1/2019	2,660,000	—	2,660,000	2,660,000	—	2,660,000
Series MT-147, 3.84%, 2/15/2021	1,195,000	—	1,195,000	1,195,000	—	1,195,000

Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%, 8/1/2034	5,235,000	—	5,235,000	5,235,000	—	5,235,000

Florida, Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	—	2,500,003	2,500,003	—	2,500,003	2,500,003

Florida, State Board of Public Education, Capital Outlay 2002, Series E, 3.0%, 6/1/2006	—	645,000	645,000	—	645,216	645,216
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	—	2,250,000	2,254,021	—	2,254,021
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%, 7/1/2016	430,000	—	430,000	430,000	—	430,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%, 3/31/2021	5,575,000	—	5,575,000	5,575,000	—	5,575,000

Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems:
Series B, 3.8%, 11/15/2009	5,900,000	—	5,900,000	5,900,000	—	5,900,000
Series B, 3.8%, 11/15/2009	—	1,250,003	1,250,003	—	1,250,003	1,250,003

Jacksonville, FL, Economic Development Community Health Care Facilities Revenue:
3.79%, 10/1/2015	1,300,000	—	1,300,000	1,300,000	—	1,300,000

Jacksonville, FL, Electric Authority Revenue:
Series 200-F, 3.35%, 6/19/2006	18,800,000	—	18,800,000	18,800,000	—	18,800,000

Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%, 8/15/2033	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Lee County, FL, Airport Revenue, Series 811-X, AMT, 3.87%, 10/1/2029	—	300,002	300,002	—	300,002	300,002
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%, 9/1/2029	1,400,000	2,090,003	3,490,003	1,400,000	2,090,003	3,490,003

Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%, 9/1/2035	2,175,000	500,002	2,675,002	2,175,000	500,002	2,675,002
Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	2,750,000	—	2,750,000	2,750,000	—	2,750,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%, 5/1/2031	2,040,000	—	2,040,000	2,040,000	—	2,040,000

Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 3.82%, 3/1/2034	2,200,000	100,002	2,300,002	2,200,000	100,002	2,300,002

Pasco County, FL, School Board Certificates of Participation, 3.8%, 8/1/2026	2,400,000	1,525,003	3,925,003	2,400,000	1,525,003	3,925,003
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%, 7/1/2035	4,100,000	—	4,100,000	4,100,000	—	4,100,000
Sarasota County, FL, Utility System Revenue, Series 852, 3.84%, 4/1/2013	3,990,000	520,002	4,510,002	3,990,000	520,002	4,510,002
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%, 11/1/2034	2,500,000	1,200,003	3,700,003	2,500,000	1,200,003	3,700,003

			—	79,724,021	12,895,244	92,619,265

Georgia 1.8%

Atlanta, GA, Airport Revenue:
Series C-1, 3.84%, 1/1/2030	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp.:
3.79%, 1/1/2022	150,000	650,006	800,006	150,000	650,006	800,006
Fulton County, GA, Development Authority Revenue, Mount Vernon Presbyterian School, 3.82%, 8/1/2035	—	2,500,007	2,500,007	—	2,500,007	2,500,007
Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT:
3.85%, 9/1/2024	4,080,000	—	4,080,000	4,080,000	—	4,080,000
3.85%, 9/1/2024	—	1,940,006	1,940,006	—	1,940,006	1,940,006
La Grange, GA, Development Authority Revenue, La Grange College Project:
3.8%, 6/1/2031	—	1,700,006	1,700,006	—	1,700,006	1,700,006

Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
3.8%, 8/1/2018	775,000	500,006	1,275,006	775,000	500,006	1,275,006
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%, 10/1/2027	4,315,000	—	4,315,000	4,315,000	—	4,315,000

				10,320,000	7,290,031	17,610,031

Hawaii 0.1%

Honolulu, HI, City & County, General Obligation, 3.4%, 5/4/2006	—	1,400,030	1,400,030	—	1,400,030	1,400,030

				—	1,400,030	1,400,030

Idaho 0.8%

Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	—	1,000,000	1,000,000	—	1,002,208	1,002,208
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%, 4/1/2014	7,500,000	—	7,500,000	7,500,000	—	7,500,000

				7,500,000	1,002,208	8,502,208

Illinois 8.0%

Chicago, IL, De La Salle Institute Project Revenue, 3.89%, 4/1/2027	—	1,754,003	1,754,003	—	1,754,003	1,754,003
Chicago, IL, General Obligation:
Series B-1, 3.81%, 1/1/2034	1,300,000	—	1,300,000	1,300,000	—	1,300,000

Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 4.0%, 7/15/2039	13,305,000	—	13,305,000	13,305,000	—	13,305,000

Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 3.88%, 1/1/2017	1,995,000	—	1,995,000	1,995,000	—	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 3.84%, 1/1/2027	4,425,000	—	4,425,000	4,425,000	—	4,425,000

Cook County, IL, State General Obligation, Series B-11, 3.82%, 11/15/2025	3,540,000	—	3,540,000	3,540,000	—	3,540,000
Des Plaines, IL, Industrial Development Revenue, MMP Properties LLC Project, AMT, 3.95%, 10/1/2018	—	1,945,003	1,945,003	—	1,945,003	1,945,003
Du Page County, IL, Benedictine University Building Project, 3.82%, 7/1/2024 National City Bank Midwest	3,500,000	600,000	4,100,000	3,500,000	600,000	4,100,000

Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.82%, 12/1/2033	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project:
3.83%, 2/1/2029	675,000	—	675,000	675,000	—	675,000
3.83%, 2/1/2029	—	1,825,003	1,825,003	—	1,825,003	1,825,003

Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%, 4/1/2020	3,150,000	—	3,150,000	3,150,000	—	3,150,000
Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%, 8/1/2027	2,760,000	1,560,003	4,320,003	2,760,000	1,560,003	4,320,003
Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%, 6/1/2033	7,420,000	—	7,420,000	7,420,000	—	7,420,000
Illinois, Development Finance Authority, Regional Organization Bank Project:
3.9%, 12/1/2020	—	1,500,003	1,500,003	—	1,500,003	1,500,003
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	2,000,003	9,000,003	7,000,000	2,000,003	9,000,003
Illinois, Finance Authority Revenue, Northwestern Memorial:
Series B-1, 3.81%, 8/15/2038	—	100,003	100,003	—	100,003	100,003
Illinois, Finance Authority Revenue:
Series PA-1286, 2.97%, 11/15/2023	—	3,515,003	3,515,003	—	3,515,003	3,515,003
Illinois, Municipal Securities Trust Certificates, Series 7006, 3.82%, 1/1/2031	6,245,000	—	6,245,000	6,245,000	—	6,245,000
Illinois, Sales Tax Revenue, Series R-4516, 3.84%, 6/15/2023	—	4,475,004	4,475,004	—	4,475,004	4,475,004
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 3.43%, 3/1/2024	3,485,000	—	3,485,000	3,485,000	—	3,485,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%, 7/1/2020	1,225,000	—	1,225,000	1,225,000	—	1,225,000
Vernon Hills, IL, Industrial Development Revenue, Northwestern Tool & Die Project, AMT, 3.93%, 4/1/2025	—	845,003	845,003	—	845,003	845,003

				61,025,000	20,119,031	81,144,031

Indiana 4.2%

ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 3.83%, 1/15/2012	—	5,000,006	5,000,006	—	5,000,006	5,000,006
Series 2005-7, 3.85%, 7/10/2013	9,060,000	—	9,060,000	9,060,000	—	9,060,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%, 11/30/2017	1,700,000	2,000,005	3,700,005	1,700,000	2,000,005	3,700,005

Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%, 11/15/2036	6,500,000	—	6,500,000	6,500,000	—	6,500,000
Indiana, Health Facility Financing Authority Revenue, Clark Memorial Hospital, Series A, 3.87%, 4/1/2024	—	2,000,005	2,000,005	—	2,000,005	2,000,005

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%, 6/1/2022	2,900,000	—	2,900,000	2,900,000	—	2,900,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%, 6/1/2022	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%, 6/1/2022	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center V Project, AMT, 3.88%, 6/1/2022	—	1,000,005	1,000,005	—	1,000,005	1,000,005

Indiana, Transportation Finance Authority Highway Revenue, Series 853, 3.84%, 6/1/2017	1,800,000	—	1,800,000	1,800,000	—	1,800,000
Indiana, Transportation/Tolls Revenue, Series R-4528, 3.84%, 6/1/2018	—	2,280,005	2,280,005	—	2,280,005	2,280,005

Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, AMT, 2.69%, 1/1/2030	—	1,000,005	1,000,005	—	1,000,005	1,000,005
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%, 5/1/2025	3,650,000	—	3,650,000	3,650,000	—	3,650,000

				28,610,000	13,280,031	41,890,031

Iowa 0.1%

Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.82%, 7/1/2015	800,000	—	800,000	800,000	—	800,000

				800,000	—	800,000

Kansas 0.2%

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%, 11/15/2030	2,500,000	—	2,500,000	2,500,000	—	2,500,000

				2,500,000	—	2,500,000

Kentucky 4.5%

Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%, 8/1/2013	3,500,000	—	3,500,000	3,500,000	—	3,500,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust:
Series A, 3.81%, 2/1/2032	165,000	—	165,000	165,000	—	165,000

Jeffersontown, KY, Lease Program Revenue, League of Cities Funding Trust, 3.84%, 3/1/2030	—	300,010	300,010	—	300,010	300,010

Kentucky, Economic Development Finance Authority, Health Facilities Revenue, Easter Seal Society Project, 3.87%, 11/1/2030	—	5,435,011	5,435,011	—	5,435,011	5,435,011

Pendleton County, KY, County Lease Revenue:
3.37%, 5/24/2006	21,000,000	2,700,010	23,700,010	21,000,000	2,700,010	23,700,010
3.44%, 5/3/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%, 9/1/2034	100,000	—	100,000	100,000	—	100,000

				36,765,000	8,435,031	45,200,031

Louisiana 0.7%

Louisiana, State General Obligation, Series 1254, 3.42%, 8/1/2013	7,345,000	—	7,345,000	7,345,000	—	7,345,000

				7,345,000	—	7,345,000

Maine 2.4%

Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	—	1,100,000	1,101,691	—	1,101,691

Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%, 11/15/2037	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	2,000,000	18,000,000	16,033,293	2,004,192	18,037,485

				22,134,984	2,004,192	24,139,176

Maryland 1.0%

Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%, 1/1/2034	2,525,000	975,010	3,500,010	2,525,000	975,010	3,500,010
Maryland, State Economic Development Corp. Revenue, YMCA Central Maryland Project, 3.82%, 4/1/2031	—	1,900,010	1,900,010	—	1,900,010	1,900,010

Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%, 10/15/2020	4,000,000	1,000,010	5,000,010	4,000,000	1,000,010	5,000,010

				6,525,000	3,875,030	10,400,030

Massachusetts 1.5%

Massachusetts Bay, Bay Transportation Authority Revenue, Series SG-156, 3.91%, 7/1/2030	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%, 11/1/2022	40,000	—	40,000	40,000	—	40,000

Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 3.85%, 6/19/2013	13,225,000	—	13,225,000	13,225,000	—	13,225,000

				14,965,000	—	14,965,000

Michigan 4.6%

ABN AMRO, Munitops Certificates Trust, Series 2003-3, 3.83%, 1/1/2011	3,000,000	100,003	3,100,003	3,000,000	100,003	3,100,003
Detroit, MI, City School District:
Series PT-1844, 3.83%, 5/1/2011	100,000	—	100,000	100,000	—	100,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%, 7/1/2031	28,500,000	4,300,004	32,800,004	28,500,000	4,300,004	32,800,004

Michigan, Municipal Securities Trust Certificates, Series 9054, 3.85%, 4/20/2011	—	3,565,004	3,565,004	—	3,565,004	3,565,004
Michigan, State General Obligation:
Series P-5-D, 3.9%, 9/29/2006	—	—	—	—	—	—
Series P-5-D, 3.9%, 9/29/2006	—	2,000,004	2,000,004	—	2,000,004	2,000,004
Michigan, State Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 3.81%, 3/1/2014	—	650,003	650,003	—	650,003	650,003

Michigan, State Hospital Finance Authority Revenue, Hospital Equipment Loan Program:
Series A, 3.06%, 12/1/2023	—	50,003	50,003	—	50,003	50,003
Series A, 3.13%, 12/1/2023	—	50,003	50,003	—	50,003	50,003
Michigan, University of Michigan Hospital Revenues:		—	—		—	—
Series A, 3.78%, 12/1/2027	260,000	—	260,000	260,000	—	260,000
Series A-2, 3.78%, 12/1/2024	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Michigan, University of Michigan Revenue:
3.58%, 6/1/2006	—	2,365,004	2,365,004	—	2,365,004	2,365,004
Series A, 3.78%, 12/1/2019	—	405,003	405,003	—	405,003	405,003

Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%, 8/1/2021	100,000	—	100,000	100,000	—	100,000

				32,960,000	13,485,031	46,445,031

Minnesota 0.4%

Minnesota, General Obligation, Public Highway Improvements, Series R-4065, 3.84%, 8/1/2023	—	3,860,030	3,860,030	—	3,860,030	3,860,030

				—	3,860,030	3,860,030

Missouri 1.0%

Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%, 3/1/2030	8,000,000	2,000,030	10,000,030	8,000,000	2,000,030	10,000,030

				8,000,000	2,000,030	10,000,030

Nebraska 0.7%

Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT:
Series D, 3.92%, 9/1/2034	—	2,427,515	2,427,515	—	2,427,515	2,427,515
Series E, 3.92%, 9/1/2034	—	4,180,016	4,180,016	—	4,180,016	4,180,016

				—	6,607,531	6,607,531

Nevada 0.2%

Las Vegas Valley, NV, Water District, Series B-10, 3.82%, 6/1/2024	2,080,000	—	2,080,000	2,080,000	—	2,080,000

				2,080,000	—	2,080,000

New Hampshire 0.4%

New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.85%, 9/1/2012	—	4,000,030	4,000,030	—	4,000,030	4,000,030

				—	4,000,030	4,000,030

New Jersey 3.8%

New Jersey, Economic Development Authority Revenue:
Series R-331, 3.83%, 12/15/2015	3,850,000	—	3,850,000	3,850,000	—	3,850,000
3.43%, 6/1/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000
3.43%, 6/1/2006	—	—	—	—	—	—

New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%, 7/1/2030	600,000	—	600,000	600,000	—	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%, 5/1/2028	2,790,000	—	2,790,000	2,790,000	—	2,790,000

New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	—	4,000,000	4,000,000	—	4,005,870	4,005,870
New Jersey, State Transportation Corp., Certificates of Participation:
Series PA-785, 3.83%, 9/15/2015	650,000	—	650,000	650,000	—	650,000
Series PA-785, 3.83%, 9/15/2015	3,615,000	—	3,615,000	3,615,000	—	3,615,000

New Jersey, State Transportation Trust Fund Authority Revenue:
Series PA-802, 3.83%, 12/15/2009	1,325,000	—	1,325,000	1,325,000	—	1,325,000
Series PT-2488, 3.82%, 12/15/2017	3,090,000	—	3,090,000	3,090,000	—	3,090,000
Series PT-2488, 3.82%, 12/15/2017	3,110,000	—	3,110,000	3,110,000	—	3,110,000
Series PT-2494, 1.88%, 12/15/2023	—	4,490,006	4,490,006	—	4,490,006	4,490,006
Series PT-2494, 2.43%, 12/15/2023	—	1,400,006	1,400,006	—	1,400,006	1,400,006
Series PT-2494, 2.46%, 12/15/2023	—	550,006	550,006	—	550,006	550,006
Series PT-2494, 2.63%, 12/15/2023	—	2,000,006	2,000,006	—	2,000,006	2,000,006
Series PT-2494, 2.66%, 12/15/2023	—	—	—	—	—	—

				26,030,000	12,445,894	38,475,894

New York 0.2%

New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 3-F, 3.8%, 11/1/2022	1,900,000	—	1,900,000	1,900,000	—	1,900,000

				1,900,000	—	1,900,000

North Carolina 1.0%

North Carolina, Capital Facilities Finance Agency Educational Revenue, Forsyth Country Day School, 3.82%, 12/1/2031	—	2,400,015	2,400,015	—	2,400,015	2,400,015

North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%, 8/1/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000
North Carolina, Capital Facilities Finance:
3.17%, 5/4/2006	2,475,000	—	2,475,000	2,475,000	—	2,475,000
North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%, 6/1/2037	2,500,000	—	2,500,000	2,500,000	—	2,500,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.82%, 10/1/2035	—	1,000,015	1,000,015	—	1,000,015	1,000,015

				6,975,000	3,400,030	10,375,030

Ohio 2.2%

Cleveland, OH, Waterworks Revenue, Series M, 3.78%, 1/1/2033	—	500,010	500,010	—	500,010	500,010
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%, 2/1/2035	4,975,000	—	4,975,000	4,975,000	—	4,975,000

Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%, 12/1/2032	3,700,000	—	3,700,000	3,700,000	—	3,700,000
Franklin County, OH, Hospital Revenue, Series R-55, 3.84%, 6/1/2017	11,705,000	—	11,705,000	11,705,000	—	11,705,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series B, 3.9%, 9/1/2020	—	1,010,010	1,010,010	—	1,010,010	1,010,010
Series A, 3.87%, 9/1/2020	—	690,010	690,010	—	690,010	690,010

				20,380,000	2,200,030	22,580,030

Oklahoma 0.4%

Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%, 11/1/2018	3,700,000	—	3,700,000	3,700,000	—	3,700,000

				3,700,000	—	3,700,000

Oregon 1.4%

Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.81%, 3/1/2036	—	—	—	—	—	—
Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 3.84%, 11/1/2012	4,125,000	—	4,125,000	4,125,000	—	4,125,000
Portland, OR, Sewer System Revenue:
Series PT-2435, 2.65%, 10/1/2023	—	1,290,030	1,290,030	—	1,290,030	1,290,030
Series PT-2435, 3.84%, 10/1/2023	6,660,000	—	6,660,000	6,660,000	—	6,660,000

Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%, 5/1/2034	2,470,000	—	2,470,000	2,470,000	—	2,470,000

				13,255,000	1,290,030	14,545,030

Pennsylvania 3.8%

Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%, 12/1/2019	850,000	325,005	1,175,005	850,000	325,005	1,175,005

Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%, 7/1/2023	3,355,000	—	3,355,000	3,355,000	—	3,355,000
Dallastown, PA, Area School District, 3.82%, 2/1/2018	2,865,000	—	2,865,000	2,865,000	—	2,865,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.85%, 11/1/2017	—	4,075,006	4,075,006	—	4,075,006	4,075,006
Delaware River, PA, Port Authority of Pennsylvania & New Jersey Revenue:
Series 396, 3.82%, 1/1/2019	—	250,005	250,005	—	250,005	250,005

Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 3.8%, 8/1/2016	—	50,005	50,005	—	50,005	50,005

Erie County, PA, Industrial Development, Snap-Tite, Inc. Project, AMT, 3.97%, 2/1/2018	—	585,005	585,005	—	585,005	585,005

Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%, 6/1/2033	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%, 2/1/2021	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%, 10/1/2034	4,600,000	—	4,600,000	4,600,000	—	4,600,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%, 3/1/2027	5,700,000	—	5,700,000	5,700,000	—	5,700,000
Pennsylvania, State Higher Educational Facilities Authority Hospital Revenue:
Series MT-042, 3.86%, 1/1/2024	7,525,000	—	7,525,000	7,525,000	—	7,525,000
Series MT-042, 3.86%, 1/1/2024	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Red Lion, PA, General Obligation, Area School District, 3.82%, 5/1/2024	—	400,005	400,005	—	400,005	400,005

				32,895,000	5,685,031	38,580,031

Puerto Rico 0.0%

Commonwealth of Puerto Rico, General Obligation, Series 813-D, 3.81%, 7/1/2020	—	300,030	300,030	—	300,030	300,030

				—	300,030	300,030

Rhode Island 0.2%

Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 3.9%, 8/1/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000

				2,000,000	—	2,000,000

South Carolina 1.3%

Marlboro County, SC, Industrial Development Revenue, Reliance Trading Corp. Project, AMT, 3.88%, 5/1/2017	—	1,575,015	1,575,015	—	1,575,015	1,575,015

South Carolina, Jobs-Economic Development Authority, Industrial Revenue, Accutrex Products Precision, AMT, 3.93%, 2/1/2026	—	1,125,015	1,125,015	—	1,125,015	1,125,015
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 3.92%, 5/15/2024	9,955,000	—	9,955,000	9,955,000	—	9,955,000

				9,955,000	2,700,030	12,655,030

South Dakota 0.1%

South Dakota, State Health & Educational Facilities Authority Revenue, University of Sioux Falls, 3.81%, 10/1/2016	—	860,030	860,030	—	860,030	860,030

				—	860,030	860,030

Tennessee 6.2%

Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%, 5/1/2039	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.8%, 1/1/2033	1,450,000	—	1,450,000	1,450,000	—	1,450,000
Clarksville, TN, Public Building Authority Revenue:
3.8%, 7/1/2031	2,100,000	—	2,100,000	2,100,000	—	2,100,000

Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%, 6/1/2025	8,500,000	—	8,500,000	8,500,000	—	8,500,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
3.8%, 4/1/2032	2,600,000	—	2,600,000	2,600,000	—	2,600,000
3.8%, 7/1/2034	—	—	—	—	—	—
Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	—	12,740,000	12,767,554	—	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 3.86%, 11/1/2013	10,000,000	—	10,000,000	10,000,000	—	10,000,000
Tennergy, TN, Tennergy Corp., Gas Revenue, Stars Certificates:
Series 2006-001, 3.85%, 5/1/2016	21,000,000	—	21,000,000	21,000,000	—	21,000,000
Series 2006-001, 3.85%, 5/1/2016	—	1,000,030	1,000,030	—	1,000,030	1,000,030

				61,417,554	1,000,030	62,417,584

Texas 20.0%

ABN AMRO, Munitops Certificates Trust, Series 2004-38, 3.85%, 2/15/2011	4,005,000	—	4,005,000	4,005,000	—	4,005,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%, 8/15/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Clear Creek, TX, Independent School District, Series 04, 3.82%, 2/15/2029	3,845,000	—	3,845,000	3,845,000	—	3,845,000

Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 3.84%, 7/16/2030	2,965,000	—	2,965,000	2,965,000	—	2,965,000
Series SG-153, 3.84%, 8/15/2023	4,050,000	—	4,050,000	4,050,000	—	4,050,000
Series B, 3.28%, 5/2/2006	—	2,300,003	2,300,003	—	2,300,003	2,300,003
3.4%, 5/4/2006	15,568,000	—	15,568,000	15,568,000	—	15,568,000
3.45%, 6/2/2006	14,700,000	—	14,700,000	14,700,000	—	14,700,000
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%, 9/1/2031	1,150,000	—	1,150,000	1,150,000	—	1,150,000
Harris County, TX:
Series 1099, 3.84%, 8/15/2009	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Series 1111, 3.84%, 8/15/2009	6,470,000	—	6,470,000	6,470,000	—	6,470,000
Hidalgo County, TX, General Obligation, Series R-2148, 3.84%, 8/15/2024	7,355,000	—	7,355,000	7,355,000	—	7,355,000
Series SG-161, 3.84%, 7/1/2032	5,000,000	—	5,000,000	5,000,000	—	5,000,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 3.84%, 2/15/2030	3,000,000	2,000,003	5,000,003	3,000,000	2,000,003	5,000,003
Northside, TX, Independent School District, School Building:
2.85%, 6/15/2035	8,000,000	2,000,003	10,000,003	8,000,000	2,000,003	10,000,003
Series 758, 3.46%, 2/15/2013	—	—	—	—	—	—
Plano, TX, Independent School District, Series PT-2428, 1.69%, 2/15/2024	—	5,395,003	5,395,003	—	5,395,003	5,395,003
San Antonio, TX, Electric & Gas Revenue:
Series 1700, 3.85%, 2/1/2010	—	—	—	—	—	—
Series PT-1706, 1.0%, 8/1/2012	—	1,295,002	1,295,002	—	1,295,002	1,295,002
3.28%, 5/15/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Series PT-1706, 3.85%, 8/1/2012	6,860,000	—	6,860,000	6,860,000	—	6,860,000
Texas, A & M University Revenues, Series 944, 2.32%, 5/15/2013	—	1,800,002	1,800,002	—	1,800,002	1,800,002
Texas, Lower Colorado River Authority:
3.45%, 5/25/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000
3.53%, 5/25/2006	—	3,000,003	3,000,003	—	3,000,003	3,000,003

Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 3.92%, 4/5/2023	5,760,000	—	5,760,000	5,760,000	—	5,760,000
Texas, Public Finance Authority:
Series B, 3.37%, 5/1/2006	—	—	—	—	—	—
3.4%, 5/1/2006	6,000,000	—	6,000,000	6,000,000	—	6,000,000
3.23%, 5/22/2006	3,500,000	—	3,500,000	3,500,000	—	3,500,000
3.53%, 6/7/2006	14,000,000	—	14,000,000	14,000,000	—	14,000,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	—	5,100,000	5,100,000	—	5,124,822	5,124,822
Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%, 12/1/2034	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Texas, University of Texas Permanent Fund, Series R-7517, 3.84%, 7/1/2020	5,155,000	—	5,155,000	5,155,000	—	5,155,000
3.3%, 6/6/2006	—	3,000,003	3,000,003	—	3,000,003	3,000,003
3.51%, 8/3/2006	21,500,000	—	21,500,000	21,500,000	—	21,500,000
Series B-14, 3.82%, 8/15/2022	—	—	—	—	—	—

Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%, 11/15/2035	2,000,000	2,000,003	4,000,003	2,000,000	2,000,003	4,000,003
Travis County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series P21U-D, AMT, 3.95%, 6/1/2039	—	2,400,003	2,400,003	—	2,400,003	2,400,003
Wylie, TX, Independent School District, Series R-3004, 3.84%, 8/15/2022	6,600,000	—	6,600,000	6,600,000	—	6,600,000

				172,283,000	30,314,850	202,597,850

Utah 0.1%

Alpine, UT, General Obligation, School District, Series PT-436, 3.84%, 3/15/2007	595,000	—	595,000	595,000	—	595,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%, 7/1/2031	850,000	—	850,000	850,000	—	850,000

				1,445,000	—	1,445,000

Vermont 0.8%

Vermont, Municipal Bond Bank, Series R, 3.84%, 12/1/2021	6,320,000	—	6,320,000	6,320,000	—	6,320,000
Vermont, State Assistance Corp., Student Loan Revenue, 3.3%, 1/1/2008	1,500,000	500,030	2,000,030	1,500,000	500,030	2,000,030

				7,820,000	500,030	8,320,030

Virginia 0.9%

Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%, 1/15/2039	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%, 8/1/2020	3,900,000	—	3,900,000	3,900,000	—	3,900,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%, 1/1/2010	1,400,000	1,600,030	3,000,030	1,400,000	1,600,030	3,000,030

				7,300,000	1,600,030	8,900,030

Washington 4.7%

King County, WA, Housing Authority Revenue, Summerfield Apartments Project, 3.82%, 9/1/2035	—	1,655,010	1,655,010	—	1,655,010	1,655,010
King County, WA, Public Hospital District No. 002, Series R-6036, 3.84%, 12/1/2023	3,980,000	—	3,980,000	3,980,000	—	3,980,000
Lewis County, WA, Public Utilities District Number 1, 3.84%, 10/1/2023	4,330,000	—	4,330,000	4,330,000	—	4,330,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%, 12/1/2034	2,420,000	—	2,420,000	2,420,000	—	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 3.84%, 9/1/2022	4,950,000	—	4,950,000	4,950,000	—	4,950,000
Tacoma, WA, General Obligation, 3.23%, 5/1/2006	—	1,500,010	1,500,010	—	1,500,010	1,500,010
Washington, Municipal Securities Trust Certificates:
“A”, Series 2006-250, 3.85%, 8/14/2015	7,570,000	—	7,570,000	7,570,000	—	7,570,000
Series 9058, 3.85%, 9/23/2010	—	—	—	—	—	—
Washington, State General Obligation, Series A-11, 3.82%, 6/1/2017	2,740,000	—	2,740,000	2,740,000	—	2,740,000

Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%, 3/1/2035	3,950,000	—	3,950,000	3,950,000	—	3,950,000

Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%, 9/15/2039	8,000,000	—	8,000,000	8,000,000	—	8,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement:
Series A, AMT, 3.92%, 10/1/2041	1,000,000	1,225,010	2,225,010	1,000,000	1,225,010	2,225,010

Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%, 7/15/2038	3,000,000	—	3,000,000	3,000,000	—	3,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%, 3/1/2041	1,550,000	—	1,550,000	1,550,000	—	1,550,000

				43,490,000	4,380,030	47,870,030

West Virginia 0.1%

Pewaukee, WI, Industrial Development Revenue, Gunner Press & Finishing Project, AMT, 3.95%, 9/1/2020	—	1,220,030	1,220,030	—	1,220,030	1,220,030

				—	1,220,030	1,220,030

Wisconsin 3.0%

Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%, 12/1/2009	3,000,000	—	3,000,000	3,000,000	—	6,000,000

				3,000,000	—	3,000,000

Total Investment Portfolio (Cost $831,744,559, $188,969,347, $999,366,165 respectively) 99.0%				831,744,559	188,369,347	1,020,113,906
Other Assets and Liabilities, Net 1.0%				7,373,997	2,798,464	10,172,461

Net Assets 100%				839,118,556	191,167,811	1,030,286,367

Pro Forma

Portfolio of Investments

as of April 30, 2006

(Unaudited)

	CAT Tax-Exempt Portfolio Amount ($)	Tax-Free Money Fund Investment Amount ($)	Combined Pro Forma Amount ($)	CAT Tax-Exempt Portfolio Value ($)	Tax-Free Money Fund Investment Value ($)	Combined Pro Forma Value ($)
Municipal Bonds and Notes 99.1%
Alabama 0.7%

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project:
Series C, 3.84%, 6/15/2026	1,700,000	—	1,700,000	1,700,000	—	1,700,000
Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%, 2/1/2042	3,000,000	1,950,000	4,950,000	3,000,000	1,950,000	4,950,000

				4,700,000	1,950,000	6,650,000

Arizona 4.0%

Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co.:
3.8%, 12/1/2020	—	2,200,000	2,200,000	—	2,200,000	2,200,000
Series 83C, 3.8%, 12/15/2018	1,000,000	—	1,000,000	1,000,000	—	1,000,000
3.23%, 5/5/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Arizona, School Facilities Board Certificates, Series 735, 3.55%, 3/1/2013	7,290,000	—	7,290,000	7,290,000	—	7,290,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 3.55%, 3/1/2013	3,665,000	—	3,665,000	3,665,000	—	3,665,000
Pima County, AZ, Industrial Development Authority Revenue, EL Dorado Hospital, 3.82%, 4/1/2038	—	6,000,000	6,000,000	—	6,000,000	6,000,000
Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000

				31,955,000	8,200,000	40,155,000

Arkansas 0.2%

Apache County, AR, Industrial Development Authority Revenue, Tucson Electric Power, Series 83A, 3.8%, 12/15/2018	—	1,700,000	1,700,000	—	1,700,000	1,700,000

				—	1,700,000	1,700,000

California 2.9%

Series 2005-43, 3.82%, 8/1/2013	—	2,400,000	2,400,000	—	2,400,000	2,400,000
California, Community College Financing Authority, Series A, 4.0%, 6/30/2006	—	1,000,000	1,000,000	—	1,002,210	1,002,210

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 3.85%, 6/1/2045	5,000,000	—	5,000,000	5,000,000	—	5,000,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%, 2/1/2037	2,600,000	—	2,600,000	2,600,000	—	2,600,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	—	1,500,000	1,500,000	—	1,503,700	1,503,700
California, Series PT-1555:
California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%, 5/1/2016	1,050,000	—	1,050,000	1,050,000	—	1,050,000
Series C-7, 3.8%, 5/1/2022	10,100,000	—	10,100,000	10,100,000	—	10,100,000
California, State General Obligation, Series PT-1555:
3.84%, 10/1/2010	100,000	—	100,000	100,000	—	100,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.88%, 11/15/2035	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	—	2,000,000	2,000,000	—	2,004,678	2,004,678

Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%, 10/1/2036	2,170,000	—	2,170,000	2,170,000	—	2,170,000

				22,020,000	6,910,588	28,930,588

Colorado 3.5%

ABN AMRO, Munitops Certificates Trust, Series 2005-30, 3.84%, 6/1/2013	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 3.84%, 12/1/2024	1,400,000	1,990,000	3,390,000	1,400,000	1,990,000	3,390,000

Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%, 5/1/2033	1,800,000	—	1,800,000	1,800,000	—	1,800,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.8%, 3/1/2023	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%, 6/1/2021	1,335,000	—	1,335,000	1,335,000	—	1,335,000
Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 3.92%, 2/15/2023	12,265,000	—	12,265,000	12,265,000	—	12,265,000
Colorado, Postsecondary Education Facilities Authority Revenue, Mullen High School Project, 3.82%, 8/1/2017	—	2,905,000	2,905,000	—	2,905,000	2,905,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%, 7/1/2029	2,300,000	2,155,000	4,455,000	2,300,000	2,155,000	4,455,000

Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%, 12/1/2029	3,380,000	—	3,380,000	3,380,000	—	3,380,000

				25,280,000	10,050,000	35,330,000

Delaware 0.5%

Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%, 1/1/2013	5,000,000	—	5,000,000	5,000,000	—	5,000,000

				5,000,000	—	5,000,000

District of Columbia 0.9%

District of Columbia, General Obligation, Core City, 3.85%, 3/1/2028	—	1,615,000	1,615,000	—	1,615,000	1,615,000
Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%, 10/1/202	7,690,000	—	7,690,000	7,690,000	—	7,690,000

				7,690,000	1,615,000	9,305,000

Florida 8.4%

Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 3.82%, 9/1/2026	7,820,000	—	7,820,000	7,820,000	—	7,820,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 3.84%, 7/1/2019	2,660,000	1,000,000	3,660,000	2,660,000	1,000,000	3,660,000

Series MT-147, 3.84%, 2/15/2021	1,195,000	—	1,195,000	1,195,000	—	1,195,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%, 8/1/2034	5,235,000	—	5,235,000	5,235,000	—	5,235,000
Florida, Housing Finance Corp., Multi-Family Revenue, Victoria Park, Series J-1, 3.81%, 10/15/2032	—	1,800,000	1,800,000	—	1,800,000	1,800,000
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	—	2,250,000	2,254,021	—	2,254,021

Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%, 7/1/2016	430,000	—	430,000	430,000	—	430,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%, 3/31/2021	5,575,000	—	5,575,000	5,575,000	—	5,575,000
Series B, 3.8%, 11/15/2009	5,900,000	—	5,900,000	5,900,000	—	5,900,000
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue:
3.79%, 10/1/2015	1,300,000	—	1,300,000	1,300,000	—	1,300,000
Jacksonville, FL, Electric Authority Revenue:
Series 200-F, 3.35%, 6/19/2006	18,800,000	—	18,800,000	18,800,000	—	18,800,000
Series B, 3.81%, 10/1/2030	—	200,000	200,000	—	200,000	200,000
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%, 8/15/2033	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Jacksonville, FL, Industrial Development Revenue, Airport Hotel Project, 3.8%, 7/1/2013	—	800,000	800,000	—	800,000	800,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Refunding & Improvement Hope Hospice Project, 3.79%, 10/1/2023	—	500,000	500,000	—	500,000	500,000

Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%, 9/1/2029	1,400,000	—	1,400,000	1,400,000	—	1,400,000

Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%, 9/1/2035	2,175,000	—	2,175,000	2,175,000	—	2,175,000
Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	2,750,000	—	2,750,000	2,750,000	—	2,750,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%, 5/1/2031	2,040,000	—	2,040,000	2,040,000	—	2,040,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 3.82%, 3/1/2034	2,200,000	—	2,200,000	2,200,000	—	2,200,000
Pasco County, FL, School Board Certificates of Participation, 3.8%, 8/1/2026	2,400,000	—	2,400,000	2,400,000	—	2,400,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%, 7/1/2035	4,100,000	—	4,100,000	4,100,000	—	4,100,000
Sarasota County, FL, Utility System Revenue, Series 852, 3.84%, 4/1/2013	3,990,000	—	3,990,000	3,990,000	—	3,990,000

Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%, 11/1/2034	2,500,000	—	2,500,000	2,500,000	—	2,500,000

			—	79,724,021	4,300,000	84,024,021

Georgia 1.0%

Atlanta, GA, Airport Revenue:
Series C-1, 3.84%, 1/1/2030	1,000,000	—	1,000,000	1,000,000	—	1,000,000
3.79%, 1/1/2022	150,000	—	150,000	150,000	—	150,000

Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT:
3.85%, 9/1/2024	4,080,000	—	4,080,000	4,080,000	—	4,080,000

Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
3.8%, 8/1/2018	775,000	—	775,000	775,000	—	775,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%, 10/1/2027	4,315,000	—	4,315,000	4,315,000	—	4,315,000

				10,320,000	—	10,320,000

Idaho 0.8%

Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%, 4/1/2014	7,500,000	—	7,500,000	7,500,000	—	7,500,000

				7,500,000	—	7,500,000

Illinois 7.5%

Series B-1, 3.81%, 1/1/2034	1,300,000	2,000,000	3,300,000	1,300,000	2,000,000	3,300,000
Series Z-10, 3.87%, 6/29/2029	—	3,100,000	3,100,000	—	3,100,000	3,100,000
Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 4.0%, 7/15/2039	13,305,000	—	13,305,000	13,305,000	—	13,305,000
Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 3.88%, 1/1/2017	1,995,000	—	1,995,000	1,995,000	—	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 3.84%, 1/1/2027	4,425,000	—	4,425,000	4,425,000	—	4,425,000
Cook County, IL, State General Obligation, Series B-11, 3.82%, 11/15/2025	3,540,000	—	3,540,000	3,540,000	—	3,540,000
Du Page County, IL, Benedictine University Building Project, 3.82%, 7/1/2024 National City Bank Midwest	3,500,000	3,900,000	7,400,000	3,500,000	3,900,000	7,400,000
Elgin, IL, Judson College Project, 3.9%, 7/1/2011	—	970,000	970,000	—	970,000	970,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.82%, 12/1/2033	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 3.83%, 12/1/2033		675,000	675,000		675,000	675,000
Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project:
3.83%, 2/1/2029	675,000	—	675,000	675,000	—	675,000

Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%, 4/1/2020	3,150,000	—	3,150,000	3,150,000	—	3,150,000

Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%, 8/1/2027	2,760,000	—	2,760,000	2,760,000	—	2,760,000

Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%, 6/1/2033	7,420,000	—	7,420,000	7,420,000	—	7,420,000

Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	1,000,000	8,000,000	7,000,000	1,000,000	8,000,000

Illinois, Finance Authority Revenue, Northwestern Memorial:
Series B, 3.8%, 12/1/2034	—	1,700,000	1,700,000	—	1,700,000	1,700,000

Illinois, Municipal Securities Trust Certificates, Series 7006, 3.82%, 1/1/2031	6,245,000	—	6,245,000	6,245,000	—	6,245,000

Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 3.43%, 3/1/2024	3,485,000	—	3,485,000	3,485,000	—	3,485,000

Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%, 7/1/2020	1,225,000	—	1,225,000	1,225,000	—	1,225,000

				61,025,000	13,345,000	74,370,000

Indiana 3.4%

ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 3.83%, 1/15/2012	—	1,400,000	1,400,000	—	1,400,000	1,400,000
Series 2005-7, 3.85%, 7/10/2013	9,060,000	—	9,060,000	9,060,000	—	9,060,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%, 11/30/2017	1,700,000	—	1,700,000	1,700,000	—	1,700,000

Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%, 11/15/2036	6,500,000	—	6,500,000	6,500,000	—	6,500,000

Indiana, State Development Finance Authority Revenue, Educational Facilities, Indiana Museum of Art, 3.83%, 2/1/2039	—	1,100,000	1,100,000	—	1,100,000	1,100,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%, 6/1/2022	2,900,000	—	2,900,000	2,900,000	—	2,900,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%, 6/1/2022	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%, 6/1/2022	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Indiana, Transportation Finance Authority Highway Revenue, Series 853, 3.84%, 6/1/2017	1,800,000	900,000	2,700,000	1,800,000	900,000	2,700,000
Indiana, Transportation Finance Authority Highway Revenue, Series B-21, 3.82%, 12/1/2022	—	2,085,000	2,085,000	—	2,085,000	2,085,000

Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%, 5/1/2025	3,650,000	—	3,650,000	3,650,000	—	3,650,000

				28,610,000	5,485,000	34,095,000

Iowa 0.4%

Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.82%, 7/1/2015	800,000	1,300,000	2,100,000	800,000	1,300,000	2,100,000
Series B, 3.82%, 1/1/2028	—	1,750,000	1,750,000	—	1,750,000	1,750,000

				800,000	3,050,000	3,850,000

Kansas 0.3%

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%, 11/15/2030	2,500,000	—	2,500,000	2,500,000	—	2,500,000

				2,500,000	—	2,500,000

Kentucky 4.1%

Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%, 8/1/2013	3,500,000	1,800,000	5,300,000	3,500,000	1,800,000	5,300,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust:
Series A, 3.81%, 2/1/2032	165,000	—	165,000	165,000	—	165,000
Pendleton County, KY, County Lease Revenue:
3.37%, 5/24/2006	21,000,000	—	21,000,000	21,000,000	—	21,000,000
3.44%, 5/3/2006	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%, 9/1/2034	100,000	—	100,000	100,000	—	100,000
Somerset, KY, Blakley Family YMCA, Inc., Project, 3.85%, 4/1/2015	—	2,470,000	2,470,000	—	2,470,000	2,470,000

				36,765,000	4,270,000	41,035,000

Louisiana 0.7%

Louisiana, State General Obligation, Series 1254, 3.42%, 8/1/2013	7,345,000	—	7,345,000	7,345,000	—	7,345,000

				7,345,000	—	7,345,000

Maine 2.2%

Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	—	1,100,000	1,101,691	—	1,101,691
Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%, 11/15/2037	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	—	16,000,000	16,033,293	—	16,033,293

				22,134,984	—	22,134,984

Maryland 0.9%

Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%, 1/1/2034	2,525,000	2,065,000	4,590,000	2,525,000	2,065,000	4,590,000

Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%, 10/15/2020	4,000,000	—	4,000,000	4,000,000	—	4,000,000

				6,525,000	2,065,000	8,590,000

Massachusetts 1.8%

Massachusetts Bay, Bay Transportation Authority Revenue, Series SG-156, 3.91%, 7/1/2030	1,700,000	—	1,700,000	1,700,000	—	1,700,000
Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%, 11/1/2022	40,000	—	40,000	40,000	—	40,000
Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 3.85%, 6/19/2013	13,225,000	—	13,225,000	13,225,000	—	13,225,000
Massachusetts, State Development Finance Agency Revenue, ISO New England, Inc., 3.81%, 2/1/2032	—	2,500,000	2,500,000	—	2,500,000	2,500,000

				14,965,000	2,500,000	17,465,000

Michigan 4.2%

ABN AMRO, Munitops Certificates Trust, Series 2003-3, 3.83%, 1/1/2011	3,000,000	1,465,000	4,465,000	3,000,000	1,465,000	4,465,000
Detroit, MI, City School District:
Series PT-1844, 2.19%, 5/1/2011	—	1,330,000	1,330,000	—	1,330,000	1,330,000
Series PT-1844, 3.02%, 5/1/2011	—	150,000	150,000	—	150,000	150,000
Series PT-1844, 3.41%, 5/1/2011	—	50,000	50,000	—	50,000	50,000
Series PT-1844, 3.83%, 5/1/2011	100,000	—	100,000	100,000	—	100,000

Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%, 7/1/2031	28,500,000	—	28,500,000	28,500,000	—	28,500,000

Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.85%, 11/1/2030	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 4.0%, 8/18/2006	—	—	—	—	—	—
Michigan, Municipal Securities Trust Certificates, Series 9054, 3.85%, 4/20/2011	—	1,900,000	1,900,000	—	1,900,000	1,900,000

Michigan, State Housing Development Authority, Multi-Family Revenue, Courtyards of Taylor, Series A, 3.83%, 8/15/2032	—	100,000	100,000	—	100,000	100,000
Series A, 3.78%, 12/1/2027	260,000	—	260,000	260,000	—	260,000
Series A-2, 3.78%, 12/1/2024	1,000,000	—	1,000,000	1,000,000	—	1,000,000

Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%, 8/1/2021	100,000	—	100,000	100,000	—	100,000

Oakland University, MI, Michigan Revenue, 3.87%, 3/1/2031	—	625,000	625,000	—	625,000	625,000

				32,960,000	8,620,000	41,580,000

Missouri 0.8%

Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%, 3/1/2030	8,000,000	—	8,000,000	8,000,000	—	8,000,000

				8,000,000	—	8,000,000

Nevada 0.2%

Las Vegas Valley, NV, Water District, Series B-10, 3.82%, 6/1/2024	2,080,000	—	2,080,000	2,080,000	—	2,080,000

				2,080,000	—	2,080,000

New Jersey 3.0%

New Jersey, Economic Development Authority Revenue:
Series R-331, 3.83%, 12/15/2015	3,850,000	—	3,850,000	3,850,000	—	3,850,000
3.43%, 6/1/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000

New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%, 7/1/2030	600,000	—	600,000	600,000	—	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%, 5/1/2028	2,790,000	—	2,790,000	2,790,000	—	2,790,000
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	—	3,500,000	3,500,000	—	3,506,006	3,506,006
New Jersey, State Transportation Corp., Certificates of Participation:
Series PA-785, 3.83%, 9/15/2015	650,000	—	650,000	650,000	—	650,000
Series PA-785, 3.83%, 9/15/2015	3,615,000	—	3,615,000	3,615,000	—	3,615,000

New Jersey, State Transportation Trust Fund Authority Revenue:
Series PA-802, 3.83%, 12/15/2009	1,325,000	—	1,325,000	1,325,000	—	1,325,000
Series PT-2488, 3.82%, 12/15/2017	3,090,000	—	3,090,000	3,090,000	—	3,090,000
Series PT-2488, 3.82%, 12/15/2017	3,110,000	—	3,110,000	3,110,000	—	3,110,000

				26,030,000	3,506,006	29,536,006

New York 0.2%

New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School:
3.8%, 12/1/2034	—	100,000	100,000	—	100,000	100,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 3-F, 3.8%, 11/1/2022	1,900,000	—	1,900,000	1,900,000	—	1,900,000

				1,900,000	100,000	2,000,000

North Carolina 1.5%

North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%, 8/1/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000
North Carolina, Capital Facilities Finance:
3.17%, 5/4/2006	2,475,000	—	2,475,000	2,475,000	—	2,475,000
3.45%, 6/2/2006	—	4,080,000	4,080,000	—	4,080,000	4,080,000

North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%, 6/1/2037	2,500,000	—	2,500,000	2,500,000	—	2,500,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.82%, 10/1/2008	—	2,500,000	2,500,000	—	2,500,000	2,500,000
Series B, 3.82%, 10/1/2035	—	1,000,000	1,000,000	—	1,000,000	1,000,000

				6,975,000	7,580,000	14,555,000

Ohio 2.3%

Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%, 2/1/2035	4,975,000	—	4,975,000	4,975,000	—	4,975,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%, 12/1/2032	3,700,000	—	3,700,000	3,700,000	—	3,700,000
Franklin County, OH, Hospital Revenue, Series R-55, 3.84%, 6/1/2017	11,705,000	—	11,705,000	11,705,000	—	11,705,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series B, 3.9%, 9/1/2020	—	—	—	—	—	—
Series A, 3.87%, 9/1/2020	—	605,000	605,000	—	605,000	605,000
Salem, OH, Hospital Revenue, Salem Community, 3.82%, 9/1/2035	—	2,200,000	2,200,000	—	2,200,000	2,200,000

				20,380,000	2,805,000	23,185,000

Oklahoma 0.5%

Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%, 11/1/2018	3,700,000	—	3,700,000	3,700,000	—	3,700,000
Tulsa, OK, Industrial Authority Revenue, YMCA of Greater Tulsa Project, 3.81%, 5/1/2019	—	1,540,000	1,540,000	—	1,540,000	1,540,000

				3,700,000	1,540,000	5,240,000

Oregon 1.3%

Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 3.84%, 11/1/2012	4,125,000	—	4,125,000	4,125,000	—	4,125,000
Portland, OR, Sewer System Revenue:
Series PT-2435, 3.84%, 10/1/2023	6,660,000	—	6,660,000	6,660,000	—	6,660,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%, 5/1/2034	2,470,000	—	2,470,000	2,470,000	—	2,470,000

				13,255,000	—	13,255,000

Pennsylvania 4.0%

Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%, 12/1/2019	850,000	—	850,000	850,000	—	850,000
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp.:
3.81%, 7/15/2028	—	—	—	—	—	—
3.81%, 7/15/2028	—	1,925,000	1,925,000	—	1,925,000	1,925,000
Allegheny County, PA, Port Authority, Grant Anticipation Notes, 4.0%, 6/30/2006	—	—	—	—	—	—
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%, 7/1/2023	3,355,000	—	3,355,000	3,355,000	—	3,355,000

Berks County, PA, Industrial Development Authority Revenue, Richard J. Caron Foundation Project, 3.85%, 9/1/2025	—	2,600,000	2,600,000	—	2,600,000	2,600,000

Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 4.0%, 12/1/2020	—	—	—	—	—	—
Dallastown, PA, Area School District, 3.82%, 2/1/2018	2,865,000	—	2,865,000	2,865,000	—	2,865,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.85%, 11/1/2017	—	—	—	—	—	—
Delaware River, PA, Port Authority of Pennsylvania & New Jersey Revenue:
Series 396, 3.82%, 1/1/2019	—	—	—	—	—	—
Series B-04, 3.81%, 1/1/2026	—	150,000	150,000	—	150,000	150,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 3.8%, 8/1/2016	—	—	—	—	—	—
Erie County, PA, Industrial Development, Snap-Tite, Inc. Project, AMT, 3.97%, 2/1/2018	—	—	—	—	—	—
Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%, 6/1/2033	2,000,000	—	2,000,000	2,000,000	—	2,000,000

Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%, 2/1/2021	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Manheim Township, PA, General Obligation, School District, 3.82%, 6/1/2016	—	—	—	—	—	—

Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%, 10/1/2034	4,600,000	—	4,600,000	4,600,000	—	4,600,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.92%, 11/1/2041	—	—	—	—	—	—
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue:
Series MT-047, 1.5%, 11/1/2021	—	—	—	—	—	—
Series MT-047, AMT, 2.77%, 11/1/2021	—	—	—	—	—	—

Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%, 3/1/2027	5,700,000	—	5,700,000	5,700,000	—	5,700,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Multi-Modal, Drexel University, Series B, 3.8%, 5/1/2033	—	—	—	—	—	—
Pennsylvania, State Higher Educational Facilities Authority Hospital Revenue:
Series MT-042, 2.76%, 1/1/2024	—	150,000	150,000	—	150,000	150,000
Series MT-042, 3.86%, 1/1/2024	7,525,000	—	7,525,000	7,525,000	—	7,525,000
Series MT-042, 3.86%, 1/1/2024	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Multi-Modal, Drexel University, Series B, 3.8%, 5/1/2033	—	1,110,000	1,110,000	—	1,110,000	1,110,000
Philadelphia, PA, Redevelopment Authority Revenue, Series R-392, 3.84%, 4/15/2028	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Red Lion, PA, General Obligation, Area School District, 3.82%, 5/1/2024	—	—	—	—	—	—

				32,895,000	6,935,000	39,830,000

Puerto Rico 0.5%

ABN AMRO, Munitops Certificates Trust, Series 2000-17, 3.8%, 10/1/2008	—	1,020,000	1,020,000	—	1,020,000	1,020,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 3.81%, 7/1/2020	—	3,690,000	3,690,000	—	3,690,000	3,690,000

Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Macon Trust, Series R, 3.15%, 7/1/2035	—	700,000	700,000	—	700,000	700,000

				—	5,410,000	5,410,000

Rhode Island 0.2%

Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 3.9%, 8/1/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000

				2,000,000	—	2,000,000

South Carolina 1.4%

South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.82%, 11/1/2032	—	3,855,000	3,855,000	—	3,855,000	3,855,000
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 3.92%, 5/15/2024	9,955,000	—	9,955,000	9,955,000	—	9,955,000

				9,955,000	3,855,000	13,810,000

South Dakota 0.2%

South Dakota, State Health & Educational Facilities Authority Revenue, University of Sioux Falls, 3.81%, 10/1/2016	—	2,100,000	2,100,000	—	2,100,000	2,100,000

				—	2,100,000	2,100,000

Tennessee 6.5%

Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%, 5/1/2039	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.8%, 1/1/2033	1,450,000	—	1,450,000	1,450,000	—	1,450,000
Clarksville, TN, Public Building Authority Revenue:
3.8%, 7/1/2031	2,100,000	—	2,100,000	2,100,000	—	2,100,000

Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%, 6/1/2025	8,500,000	—	8,500,000	8,500,000	—	8,500,000

Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
3.8%, 4/1/2032	2,600,000	—	2,600,000	2,600,000	—	2,600,000

Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	—	12,740,000	12,767,554	—	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 3.86%, 11/1/2013	10,000,000	—	10,000,000	10,000,000	—	10,000,000

Tennergy, TN, Tennergy Corp., Gas Revenue, Stars Certificates:
Series 2006-001, 3.85%, 5/1/2016	21,000,000	—	21,000,000	21,000,000	—	21,000,000
Series 2006-001, 3.85%, 5/1/2016	—	3,300,000	3,300,000	—	3,300,000	3,300,000

				61,417,554	3,300,000	64,717,554

Texas 21.2%

ABN AMRO, Munitops Certificates Trust, Series 2004-38, 3.85%, 2/15/2011	4,005,000	—	4,005,000	4,005,000	—	4,005,000

Arlington, TX, General Obligation, Series 760, 3.46%, 2/15/2013	—	2,985,000	2,985,000	—	2,985,000	2,985,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%, 8/15/2030	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Clear Creek, TX, Independent School District, Series 04, 3.82%, 2/15/2029	3,845,000	650,000	4,495,000	3,845,000	650,000	4,495,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 3.85%, 7/15/2010	—	2,295,000	2,295,000	—	2,295,000	2,295,000
Cypress-FairBanks, TX, Independent School District, Series PT-2512, 1.86%, 2/15/2022	—	5,445,000	5,445,000	—	5,445,000	5,445,000
Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 3.84%, 7/16/2030	2,965,000	—	2,965,000	2,965,000	—	2,965,000
Series SG-153, 3.84%, 8/15/2023	4,050,000	—	4,050,000	4,050,000	—	4,050,000
Harris County, TX, General Obligation:
3.4%, 5/4/2006	15,568,000	—	15,568,000	15,568,000	—	15,568,000
3.45%, 6/2/2006	14,700,000	—	14,700,000	14,700,000	—	14,700,000

Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%, 9/1/2031	1,150,000	—	1,150,000	1,150,000	—	1,150,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series 2005-L15, 3.9%, 2/15/2021	—	3,200,000	3,200,000	—	3,200,000	3,200,000
Harris County, TX:
Series 1099, 3.84%, 8/15/2009	2,800,000	—	2,800,000	2,800,000	—	2,800,000
Series 1111, 3.84%, 8/15/2009	6,470,000	—	6,470,000	6,470,000	—	6,470,000
Hidalgo County, TX, General Obligation, Series R-2148, 3.84%, 8/15/2024	7,355,000	—	7,355,000	7,355,000	—	7,355,000
Houston, TX, Airport System Revenue:
Series SG-161, 3.84%, 7/1/2032	5,000,000	—	5,000,000	5,000,000	—	5,000,000

Houston, TX, Water & Sewer System Revenue, Stars Certificates:
Series 2003-14, 1.09%, 6/1/2026	—	395,000	395,000	—	395,000	395,000
Series 2003-14, 1.09%, 6/1/2026	—	100,000	100,000	—	100,000	100,000
Lubbock, TX, Independent School District, School Building, 5.25%, 2/1/2030	—	7,000,000	7,000,000	—	7,047,264	7,047,264

McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 3.84%, 2/15/2030	3,000,000	1,000,000	4,000,000	3,000,000	1,000,000	4,000,000

Northside, TX, Independent School District, School Building:
2.85%, 6/15/2035	8,000,000	2,000,000	10,000,000	8,000,000	2,000,000	10,000,000
San Antonio, TX, Electric & Gas Revenue:
3.28%, 5/15/2006	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Series PT-1706, 3.85%, 8/1/2012	6,860,000	—	6,860,000	6,860,000	—	6,860,000
Texas, Hidalgo Willacy Housing Fince Corp., Multi-Family Housing Revenue, Series F18J, 3.96%, 1/1/2039	—	3,885,000	3,885,000	—	3,885,000	3,885,000
Texas, Lower Colorado River Authority:
3.45%, 5/25/2006	7,000,000	—	7,000,000	7,000,000	—	7,000,000
Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 3.92%, 4/5/2023	5,760,000	—	5,760,000	5,760,000	—	5,760,000
Texas, Public Finance Authority:
3.4%, 5/1/2006	6,000,000	—	6,000,000	6,000,000	—	6,000,000
Texas, State General Obligation:
3.23%, 5/22/2006	3,500,000	—	3,500,000	3,500,000	—	3,500,000
3.53%, 6/7/2006	14,000,000	—	14,000,000	14,000,000	—	14,000,000

Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	—	9,100,000	9,100,000	—	9,144,286	9,144,286
Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%, 12/1/2034	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Texas, University of Texas Permanent Fund, Series R-7517, 3.84%, 7/1/2020	5,155,000	—	5,155,000	5,155,000	—	5,155,000
Texas, University of Texas Revenue:	—	—	—	—	—	—
3.51%, 8/3/2006	21,500,000	—	21,500,000	21,500,000	—	21,500,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%, 11/15/2035	2,000,000	800,000	2,800,000	2,000,000	800,000	2,800,000
Wylie, TX, Independent School District, Series R-3004, 3.84%, 8/15/2022	6,600,000	—	6,600,000	6,600,000	—	6,600,000

				172,283,000	38,946,550	211,229,550

Utah 0.1%

Alpine, UT, General Obligation, School District, Series PT-436, 3.84%, 3/15/2007	595,000	—	595,000	595,000	—	595,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%, 7/1/2031	850,000	—	850,000	850,000	—	850,000

				1,445,000	—	1,445,000

Vermont 0.8%

Vermont, Municipal Bond Bank, Series R, 3.84%, 12/1/2021	6,320,000	—	6,320,000	6,320,000	—	6,320,000
Vermont, State Assistance Corp., Student Loan Revenue, 3.3%, 1/1/2008	1,500,000	—	1,500,000	1,500,000	—	1,500,000

				7,820,000	—	7,820,000

Virginia 0.7%

Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%, 1/15/2039	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%, 8/1/2020	3,900,000	—	3,900,000	3,900,000	—	3,900,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%, 1/1/2010	1,400,000	—	1,400,000	1,400,000	—	1,400,000

				7,300,000	—	7,300,000

Washington 5.1%

King County, WA, Public Hospital District No. 002, Series R-6036, 3.84%, 12/1/2023	3,980,000	—	3,980,000	3,980,000	—	3,980,000
Lewis County, WA, Public Utilities District Number 1, 3.84%, 10/1/2023	4,330,000	2,000,000	6,330,000	4,330,000	2,000,000	6,330,000
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 3.84%, 12/1/2025	—	1,840,000	1,840,000	—	1,840,000	1,840,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%, 12/1/2034	2,420,000	—	2,420,000	2,420,000	—	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 3.84%, 9/1/2022	4,950,000	—	4,950,000	4,950,000	—	4,950,000
Spokane, WA, Public Facilities District Hotel, Motel & Sales Use Tax, Series R-2041, 3.84%, 12/1/2023	—	3,140,000	3,140,000	—	3,140,000	3,140,000
Washington, Municipal Securities Trust Certificates:
“A”, Series 2006-250, 3.85%, 8/14/2015	7,570,000	—	7,570,000	7,570,000	—	7,570,000
Washington, State General Obligation, Series A-11, 3.82%, 6/1/2017	2,740,000	—	2,740,000	2,740,000	—	2,740,000
Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%, 3/1/2035	3,950,000	—	3,950,000	3,950,000	—	3,950,000
Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%, 9/15/2039	8,000,000	—	8,000,000	8,000,000	—	8,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement:
Series A, AMT, 3.92%, 10/1/2041	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%, 7/15/2038	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%, 3/1/2041	1,550,000	—	1,550,000	1,550,000	—	1,550,000

				43,490,000	6,980,000	50,470,000

Wisconsin 0.3%

Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%, 12/1/2009	3,000,000	—	3,000,000	3,000,000	—	6,000,000

				3,000,000	—	3,000,000

Total Investment Portfolio (Cost $831,744,559 & $157,118,144, respectively) 99.5%				831,744,559	157,118,144	988,862,703
Other Assets and Liabilities, Net 0.9%				7,373,997	1,306,263	8,680,260

Net Assets 100%				839,118,556	158,424,407	997,542,963

Pro Forma

Portfolio of Investments

as of April 30, 2006

(Unaudited)

	CAT Tax-Exempt Portfolio Amount ($)	Tax-Free Money Fund Investment Amount ($)	DWS Tax-Exempt Money Fund Amount ($)	DWS Tax-Free Money Fund Amount ($)	Cash Reserve Fund Tax-Free Amount ($)	Combined Pro Forma Amount ($)	CAT Tax-Exempt Portfolio Value ($)	Tax-Free Money Fund Investment Value ($)	DWS Tax-Exempt Money Fund Value ($)	DWS Tax-Free Money Fund Value ($)	Cash Reserve Fund Tax-Free Value ($)	Combined Pro Forma Value ($)
Municipal Bonds and Notes 99.5%
Alabama 1.2%

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project:
Series C, 1.15%, 6/15/2026					8,200,000	8,200,000					8,200,000	8,200,000
Series C, 3.84%, 6/15/2026	1,700,000	—	—	—	—	1,700,000	1,700,000	—	—	—	—	1,700,000

Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 1.15%, 6/15/2026	—	—	—	—	7,500,000	7,500,000	—	—	—	—	7,500,000	7,500,000

Alabama, Municipal Securities Trust Certificates, Series 2005-9060, “A”, 3.85%, 3/10/2011	—	—	—	—	9,055,000	9,055,000	—	—	—	—	9,055,000	9,055,000

Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%, 2/1/2042	3,000,000	1,950,000	—	—	3,400,000	8,350,000	3,000,000	1,950,000	—	—	3,400,000	8,350,000

							4,700,000	1,950,000	—	—	28,155,000	34,805,000

Alaska 0.2%

ABN AMRO, Munitops Certificates Trust, Series 2006-9, 3.85%, 10/1/2014	—	—	1,900,000	—	—	1,900,000	—	—	1,900,000	—	—	1,900,000
Anchorage, AK, Core City, General Obligation, Series II-R, 3.43%, 6/1/2019	—	—	—	—	2,935,000	2,935,000	—	—	—	—	2,935,000	2,935,000

							—	—	1,900,000	—	2,935,000	4,835,000

Arizona 2.8%

Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co.:
3.8%, 12/1/2020	—	2,200,000	—	—	—	2,200,000	—	2,200,000	—	—	—	2,200,000
Series 83C, 3.8%, 12/15/2018	1,000,000	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.8%, 10/1/2025	—	—	3,430,000	—	1,470,000	4,900,000	—	—	3,430,000	—	1,470,000	4,900,000
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue:
3.23%, 5/5/2006	12,000,000	—	—	—	5,925,000	17,925,000	12,000,000	—	—	—	5,925,000	17,925,000
3.75%, 9/13/2006	—	—	—	1,575,010	—	1,575,010	—	—	—	1,575,010		1,575,010
Arizona, Salt River Project, Agricultural Improvement, Series A, 3.13%, 5/4/2006	—	—	—	—	20,000,000	20,000,000	—	—	—	—	20,000,000	20,000,000

Arizona, Salt River Project, Agriculture Improvement & Power District, Electric System Revenue, Series 2006-0022, “A”, 3.84%, 1/1/2035	—	—	—	—	3,000,000	3,000,000	—	—	—	—	3,000,000	3,000,000
Arizona, School Facilities Board Certificates, Series 735, 3.55%, 3/1/2013	7,290,000	—	—	—	—	7,290,000	7,290,000	—	—	—	—	7,290,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 3.55%, 3/1/2013	3,665,000	—	—	—	—	3,665,000	3,665,000	—	—	—	—	3,665,000
Phoenix, AZ, Industrial Development Authority, Multi-Family Housing Revenue, Centertree Apartments Project, Series A, AMT, 3.89%, 10/15/2030	—	—	—	1,780,010	—	1,780,010	—	—	—	1,780,010	—	1,780,010
Pima County, AZ, Industrial Development Authority Revenue, EL Dorado Hospital, 3.82%, 4/1/2038	—	6,000,000	—	—	—	6,000,000	—	6,000,000	—	—	—	6,000,000

Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	—	—	2,200,011	—	10,200,011	8,000,000	—	—	2,200,011	—	10,200,011

							31,955,000	8,200,000	3,430,000	5,555,031	30,395,000	79,535,031

Arkansas 0.2%

Apache County, AR, Industrial Development Authority Revenue, Tucson Electric Power, Series 83A, 3.8%, 12/15/2018	—	1,700,000	—	—	—	1,700,000	—	1,700,000	—	—	—	1,700,000

Pocahontas, AR, Industrial Development Revenue, MacLean Esna LP Project, AMT, 3.9%, 5/1/2015	—	—	—	2,500,030	—	2,500,030	—	—	—	2,500,030	—	2,500,030

							—	1,700,000	—	2,500,030	—	4,200,030

California 3.5%

ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 3.82%, 5/1/2013	—	—	—	—	8,000,000	8,000,000	—	—	—	—	8,000,000	8,000,000
Series 2005-43, 3.82%, 8/1/2013	—	2,400,000	—	—	3,250,000	5,650,000	—	2,400,000	—	—	3,250,000	5,650,000
California, Community College Financing Authority, Series A, 4.0%, 6/30/2006	—	1,000,000	—	—	—	1,000,000	—	1,002,210	—	—		1,002,210

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 3.85%, 6/1/2045	5,000,000	—	—	2,500,010	5,250,000	12,750,010	5,000,000	—	—	2,500,010	5,250,000	12,750,010
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%, 2/1/2037	2,600,000	—	—	—	—	2,600,000	2,600,000	—	—	—	—	2,600,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	—	1,500,000	—	2,000,000	6,500,000	10,000,000	—	1,503,700	—	2,004,943	6,516,032	10,024,675
California, Series PT-1555:
3.06%, 10/1/2010	—	—	500,000	—	—	500,000	—	—	500,000	—	—	500,000
3.21%, 10/1/2010	—	—	3,600,000	—	—	3,600,000	—	—	3,600,000	—	—	3,600,000
California, State Department of Water Resources, Center Valley Project Revenue, Series B-32, 3.81%, 12/1/2025	—	—	—	—	985,000	985,000	—	—	—	—	985,000	985,000
California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%, 5/1/2016	1,050,000	—	—	—	—	1,050,000	1,050,000	—	—	—	—	1,050,000
Series C-7, 3.8%, 5/1/2022	10,100,000	—	—	—	—	10,100,000	10,100,000	—	—	—	—	10,100,000

California, State General Obligation, Series PT-1555:
1.88%, 10/1/2010	—	—	—	—	2,660,000	2,660,000	—	—	—	—	2,660,000	2,660,000
2.34%, 10/1/2010	—	—	—	—	4,195,000	4,195,000	—	—	—	—	4,195,000	4,195,000
2.77%, 10/1/2010	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000	1,000,000
2.98%, 10/1/2010	—	—	—	—	4,935,000	4,935,000	—	—	—	—	4,935,000	4,935,000
Series B-4, 3.76%, 5/1/2033	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000
3.84%, 10/1/2010	100,000	—	—	—	—	100,000	100,000	—	—	—	—	100,000
California, State University Revenue, Series PT-2660, 3.25%, 11/1/2025	—	—	—	—	3,495,000	3,495,000	—	—	—	—	3,495,000	3,495,000

California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.88%, 11/15/2035	1,000,000	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000
Fullerton, CA, School District, Series PT-1558, 3.03%, 8/1/2021	—	—	—	—	5,120,000	5,120,000	—	—	—	—	5,120,000	5,120,000

Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	—	2,000,000	6,000,000	2,000,000	—	10,000,000	—	2,004,678	6,014,034	2,004,688	—	10,023,400

Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	—	—	2,000,000	—	—	2,000,000	—	—	2,019,179	—	—	2,019,179
Los Angeles, CA, Unified School District, Series SGA-144, 3.79%, 1/1/2028	—	—	1,100,000	—	—	1,100,000	—	—	1,100,000	—	—	1,100,000

Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.87%, 7/1/2036	—	—	1,700,000	—	—	1,700,000	—	—	1,700,000	—	—	1,700,000

Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%, 10/1/2036	2,170,000	—	—	—	—	2,170,000	2,170,000	—	—	—	—	2,170,000
San Diego, CA, Water Authority, ABN AMRO Munitops Certificates Trust, Series 1998-10, 3.81%, 7/5/2006	—	—	—	—	650,000	650,000	—	—	—	—	650,000	650,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 3.81%, 10/1/2022	—	—	2,190,000	—	—	2,190,000	—	—	2,190,000	—	—	2,190,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 3.83%, 12/1/2019	—	—	100,000	—	—	100,000	—	—	100,000	—	—	100,000

							22,020,000	6,910,588	18,223,213	6,509,641	46,056,032	99,719,474

Colorado 3.2%

ABN AMRO, Munitops Certificates Trust, Series 2005-30, 3.84%, 6/1/2013	—	3,000,000	—	—	18,330,000	21,330,000	—	3,000,000	—	—	18,330,000	21,330,000

Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 3.84%, 12/1/2024	1,400,000	1,990,000	8,505,000	1,585,015	—	13,480,015	1,400,000	1,990,000	8,505,000	1,585,015	—	13,480,015
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 3.8%, 10/1/2032	—	—	6,600,000	—	—	6,600,000	—	—	6,600,000	—	—	6,600,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 3.81%, 9/1/2035	—	—	—	—	1,915,000	1,915,000	—	—	—	—	1,915,000	1,915,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%, 5/1/2033	1,800,000	—	3,200,000	—	—	5,000,000	1,800,000	—	3,200,000	—	—	5,000,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.8%, 3/1/2023	2,800,000	—	—	—	—	2,800,000	2,800,000	—	—	—	—	2,800,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%, 6/1/2021	1,335,000	—	—	—	4,500,000	5,835,000	1,335,000	—	—	—	4,500,000	5,835,000

Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 3.92%, 2/15/2023	12,265,000	—	—	—	—	12,265,000	12,265,000	—	—	—	—	12,265,000
Colorado, Postsecondary Education Facilities Authority Revenue, Mullen High School Project, 3.82%, 8/1/2017	—	2,905,000	—	—	—	2,905,000	—	2,905,000	—	—	—	2,905,000

Colorado, Transportation/Tolls Revenue, Transportation Department, 3.84%, 12/15/2016	—	—	—	—	3,300,000	3,300,000	—	—	—	—	3,300,000	3,300,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%, 7/1/2029	2,300,000	2,155,000	—	—	—	4,455,000	2,300,000	2,155,000	—	—	—	4,455,000

Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%, 12/1/2029	3,380,000	—	—	—	—	3,380,000	3,380,000	—	—	—	—	3,380,000

Larimer County, CO, School District No. R-1 Poudre, Series R-4535, 3.84%, 12/15/2021	—	—	2,805,000	—	—	2,805,000	—	—	2,805,000	—	—	2,805,000
Summit County, CO, School District No. RE1, Series R-6513, 3.84%, 12/1/2023	—	—	3,360,000	2,090,015	—	5,450,015	—	—	3,360,000	2,090,015	—	5,450,015

							25,280,000	10,050,000	24,470,000	3,675,030	28,045,000	91,520,030

Delaware 0.8%

Delaware, State Economic Development Authority Revenue, Winterthur Museum Project, 3.85%, 9/1/2012	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000

Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.86%, 1/1/2016	—	—	6,000,000	—	7,250,000	13,250,000	—	—	6,000,000	—	7,250,000	13,250,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%, 1/1/2013	5,000,000	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000

							5,000,000	—	11,200,000	—	7,250,000	23,450,000

District of Columbia 0.5%

District of Columbia, General Obligation, Core City, 3.85%, 3/1/2028	—	1,615,000	—	—	—	1,615,000	—	1,615,000	—	—	—	1,615,000
District of Columbia, General Obligation:
Series D, 3.82%, 6/1/2029	—	—	—	100,015	—	100,015	—	—	—	100,015	—	100,015
Series PT-2440, 1.47%, 6/1/2024	—	—	—	1,880,015	—	1,880,015	—	—	—	1,880,015	—	1,880,015
District of Columbia, The Washington Home, Inc., Revenue, 3.79%, 8/1/2029	—	—	—	—	3,695,000	3,695,000	—	—	—	—	3,695,000	3,695,000

Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%, 10/1/202	7,690,000	—	—	—	—	7,690,000	7,690,000	—	—	—	—	7,690,000

							7,690,000	1,615,000	—	1,980,030	3,695,000	14,980,030

Florida 6.9%

Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching, Series A, 3.79%, 12/1/2032	—	—	—	1,800,003	—	1,800,003	—	—	—	1,800,003	—	1,800,003

Alachua County, FL, Health Facilities Authority, Continuing Care, Oak Hammock University of Florida Project, Series A, 3.82%, 10/1/2032	—	—	—	465,002	1,690,000	2,155,002	—	—	—	465,002	1,690,000	2,155,002
Brevard County, FL, Health Care Facilities Authority Revenue, Health First, Inc. Project, 3.79%, 8/1/2014	-	-	-	-	1,775,000	1,775,000	-	-	-	-	1,775,000	1,775,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 3.82%, 9/1/2026	—	—	4,000,000	—	—	4,000,000	—	—	4,000,000	—	—	4,000,000
Series PT-703, 3.82%, 9/1/2026	7,820,000	—	—	—	—	7,820,000	7,820,000	—	—	—	—	7,820,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue:
Series PT-703, 2.98%, 9/1/2026	—	—	—	—	2,925,000	2,925,000	—	—	—	—	2,925,000	2,925,000
Series PT-703, 3.04%, 9/1/2026	—	—	—	—	700,000	700,000	—	—	—	—	700,000	700,000
Series PT-703, 3.08%, 9/1/2026	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000	1,000,000
Series PT-703, 3.2%, 9/1/2026	—	—	—	—	575,000	575,000	—	—	—	—	575,000	575,000

Broward County, FL, School Board Certificates of Participation, Series R-1056, 3.84%, 7/1/2019	2,660,000	1,000,000	3,170,000	—	—	6,830,000	2,660,000	1,000,000	3,170,000	—	—	6,830,000
Collier County, FL, School Board Certificates of Participation:	—	—		—	—	—	—	—		—	—	—
Series MT-147, 2.35%, 2/15/2021	—	—	3,700,000	—	—	3,700,000	—	—	3,700,000	—	—	3,700,000
Series MT-147, 2.59%, 2/15/2021	—	—	100,000	—	—	100,000	—	—	100,000	—	—	100,000
Series MT-147, 3.84%, 2/15/2021	1,195,000	—	—	—	—	1,195,000	1,195,000	—	—	—	—	1,195,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%, 8/1/2034	5,235,000	—	—	—	—	5,235,000	5,235,000	—	—	—	—	5,235,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 3.79%, 1/1/2019	—	—	—	—	300,000	300,000	—	—	—	—	300,000	300,000
Florida, Housing Finance Corp., Multi-Family Revenue, Victoria Park, Series J-1, 3.81%, 10/15/2032	—	1,800,000	—	—	—	1,800,000	—	1,800,000	—	—	—	1,800,000

Florida, Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	—	—	—	2,500,003	—	2,500,003	—	—	—	2,500,003	—	2,500,003

Florida, State Board of Public Education, Capital Outlay 2002, Series E, 3.0%, 6/1/2006	—	—	—	645,000	—	645,000	—	—	—	645,216	—	645,216
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	—	—	—	—	2,250,000	2,254,021	—	—	—	—	2,254,021

Florida, State Division Board Finance Department, General Services Revenue, Department of Environmental & Preservation 2000, Series A, 6.0%, 7/1/2006	—	—	—	—	1,500,000	1,500,000	—	—	—	—	1,507,684	1,507,684
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%, 7/1/2016	430,000	—	—	—	—	430,000	430,000	—	—	—	—	430,000

Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 3.74%, 7/1/2020	—	—	—	—	12,930,000	12,930,000	—	—	—	—	12,930,000	12,930,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%, 3/31/2021	5,575,000	—	—	—	3,860,000	9,435,000	5,575,000	—	—	—	3,860,000	9,435,000

Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems:
Series B, 3.8%, 11/15/2009	5,900,000	—	700,000	—	8,110,000	14,710,000	5,900,000	—	700,000	—	8,110,000	14,710,000
Series B, 3.8%, 11/15/2009	—	—	—	1,250,003	—	1,250,003	—	—	—	1,250,003	—	1,250,003
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue:
3.79%, 10/1/2015	—	—	—	—	1,235,000	1,235,000	—	—	—	—	1,235,000	1,235,000
3.79%, 10/1/2015	1,300,000	—	—	—	—	1,300,000	1,300,000	—	—	—	—	1,300,000

Jacksonville, FL, Electric Authority Revenue:
Series 200-F, 3.35%, 6/19/2006	18,800,000	—	—	—	—	18,800,000	18,800,000	—	—	—	—	18,800,000
Series 2001-C, 3.45%, 6/1/2006	—	—	3,000,000	—	25,000,000	28,000,000	—	—	3,000,000	—	25,000,000	28,000,000
Series B, 3.81%, 10/1/2030	—	200,000	—	—	—	200,000	—	200,000	—	—	—	200,000

Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%, 8/15/2033	5,000,000	—	5,250,000	—	—	10,250,000	5,000,000	—	5,250,000	—	—	10,250,000

Jacksonville, FL, Health Facilities Revenue:
3.38%, 5/3/2006	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000	1,000,000
3.38%, 5/3/2006	—	—	3,000,000	—	—	3,000,000	—	—	3,000,000	—	—	3,000,000

Jacksonville, FL, Industrial Development Revenue, Airport Hotel Project, 3.8%, 7/1/2013	—	800,000	—	—	—	800,000	—	800,000	—	—	—	800,000
Lee County, FL, Airport Revenue, Series 811-X, AMT, 3.87%, 10/1/2029	—	—	600,000	300,002	—	900,002	—	—	600,000	300,002	—	900,002
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Refunding & Improvement Hope Hospice Project, 3.79%, 10/1/2023	—	500,000	—	—	—	500,000	—	500,000	—	—	—	500,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%, 9/1/2029	1,400,000	—	2,965,000	2,090,003	—	6,455,003	1,400,000	—	2,965,000	2,090,003	—	6,455,003

Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%, 9/1/2035	2,175,000	—	—	500,002	—	2,675,002	2,175,000	—	—	500,002	—	2,675,002
Municipal Securities Trust Certificates, Series 7007, AMT, 3.88%, 3/1/2040	2,750,000	—	—	—	—	2,750,000	2,750,000	—	—	—	—	2,750,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%, 5/1/2031	2,040,000	—	—	—	—	2,040,000	2,040,000	—	—	—	—	2,040,000

Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 3.82%, 3/1/2034	2,200,000	—	—	100,002	—	2,300,002	2,200,000	—	—	100,002	—	2,300,002

Pasco County, FL, School Board Certificates of Participation, 3.8%, 8/1/2026	2,400,000	—	—	1,525,003	3,300,000	7,225,003	2,400,000	—	—	1,525,003	3,300,000	7,225,003
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%, 7/1/2035	4,100,000	—	—	—	—	4,100,000	4,100,000	—	—	—	—	4,100,000

Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 3.85%, 12/1/2023	—	—	3,400,000	—	—	3,400,000	—	—	3,400,000	—	—	3,400,000
Sarasota County, FL, Utility System Revenue, Series 852, 3.84%, 4/1/2013	3,990,000	—	—	520,002	—	4,510,002	3,990,000	—	—	520,002	—	4,510,002
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%, 11/1/2034	2,500,000	—	—	1,200,003	700,000	4,400,003	2,500,000	—	—	1,200,003	700,000	4,400,003
Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 3.8%, 8/1/2022	—	—	1,200,000	—	—	1,200,000	—	—	1,200,000	—	—	1,200,000

						—	79,724,021	4,300,000	31,085,000	12,895,244	66,607,684	194,611,949

Georgia 2.9%

Athens-Clarke County, GA, University Government Development Authority Revenue, University of Georgia Athletic Association, Series B, 3.79%, 7/1/2035	—	—	—	—	10,330,000	10,330,000	—	—	—	—	10,330,000	10,330,000

Athens-Clarke County, GA, University of Georgia Government Development Authority Revenue, Athletic Association Project, 3.79%, 8/1/2033	—	—	900,000	—	—	900,000	—	—	900,000	—	—	900,000
Atlanta, GA, Airport Revenue:
Series C-1, 3.84%, 1/1/2030	1,000,000	—	3,000,000	—	—	4,000,000	1,000,000	—	3,000,000	—	—	4,000,000
Series C-1, 3.84%, 1/1/2030	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000	1,000,000

Atlanta, GA, Water & Wastewater Revenue, Municipal Securities Trust Receipts, Series SGA-145, 3.85%, 11/1/2033	—	—	—	—	4,000,000	4,000,000	—	—	—	—	4,000,000	4,000,000

Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, Series C, 3.79%, 1/1/2018	—	—	—	—	750,000	750,000	—	—	—	—	750,000	750,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp.:
Series A, 3.79%, 1/1/2020	—	—	—	—	11,045,000	11,045,000	—	—	—	—	11,045,000	11,045,000
3.79%, 1/1/2022	—	—	—	—	3,300,000	3,300,000	—	—	—	—	3,300,000	3,300,000
3.79%, 1/1/2022	150,000	—	470,000	650,006	—	1,270,006	150,000	—	470,000	650,006	—	1,270,006

Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.8%, 7/1/2020	—	—	—	—	1,750,000	1,750,000	—	—	—	—	1,750,000	1,750,000
Fulton County, GA, Development Authority Revenue, Mount Vernon Presbyterian School, 3.82%, 8/1/2035	—	—	5,000,000	2,500,007	—	7,500,007	—	—	5,000,000	2,500,007	—	7,500,007
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project:
3.8%, 9/1/2035	—	—	1,300,000	—	—	1,300,000	—	—	1,300,000	—	—	1,300,000
3.8%, 9/1/2035	—	—	—	—	6,700,000	6,700,000	—	—	—	—	6,700,000	6,700,000
Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT:
3.85%, 9/1/2024	4,080,000	—	—	—	—	4,080,000	4,080,000	—	—	—	—	4,080,000
3.85%, 9/1/2024	—	—	—	1,940,006	—	1,940,006	—	—	—	1,940,006	—	1,940,006
La Grange, GA, Development Authority Revenue, La Grange College Project:
3.8%, 6/1/2031	—	—	—	—	9,485,000	9,485,000	—	—	—	—	9,485,000	9,485,000
3.8%, 6/1/2031	—	—	1,370,000	1,700,006	—	3,070,006	—	—	1,370,000	1,700,006	—	3,070,006

Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
3.8%, 8/1/2018	—	—	600,000	—	—	600,000	—	—	600,000	—	—	600,000
3.8%, 8/1/2018	775,000	—	—	500,006	—	1,275,006	775,000	—	—	500,006	—	1,275,006
Monroe County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.79%, 1/1/2018	—	—	—	—	2,240,000	2,240,000	—	—	—	—	2,240,000	2,240,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%, 10/1/2027	4,315,000	—	—	—	—	4,315,000	4,315,000	—	—	—	—	4,315,000

							10,320,000	—	12,640,000	7,290,031	50,600,000	80,850,031

Hawaii 1.3%

ABN AMRO, Munitops Certificates Trust, Series 2004-16, 3.85%, 7/1/2012	—	—	3,200,000	—	4,000,000	7,200,000	—	—	3,200,000	—	4,000,000	7,200,000
Hawaii, General Obligation:	—	—	—	—		—	—	—	—	—		—
Series R-4545, 3.43%, 8/1/2020	—	—	—	—	5,165,000	5,165,000	—	—	—	—	5,165,000	5,165,000
Series R-4553, 3.84%, 5/1/2023	—	—	—	—	8,980,000	8,980,000	—	—	—	—	8,980,000	8,980,000
Honolulu, HI, City & County, General Obligation, 3.4%, 5/4/2006	—	—	—	1,400,030	13,400,000	14,800,030	—	—	—	1,400,030	13,400,000	14,800,030

							—	—	3,200,000	1,400,030	31,545,000	36,145,030

Idaho 0.9%

Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	—	—	7,500,000	1,000,000	9,500,000	18,000,000	—	—	7,516,331	1,002,208	9,520,686	18,039,225
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%, 4/1/2014	7,500,000	—	—	—	—	7,500,000	7,500,000	—	—	—	—	7,500,000

							7,500,000	—	7,516,331	1,002,208	9,520,686	25,539,225

Illinois 8.1%

Chicago, IL, De La Salle Institute Project Revenue, 3.89%, 4/1/2027	—	—	3,470,000	1,754,003	—	5,224,003	—	—	3,470,000	1,754,003	—	5,224,003
Chicago, IL, Eclipse Funding Trust, Series 2006-0003 Solar Eclipse, 3.0%, 1/1/2026	—	—	3,130,000	—	—	3,130,000	—	—	3,130,000	—	—	3,130,000
Chicago, IL, General Obligation:
Series A, 3.81%, 1/1/2042	—	—	—	—	2,690,000	2,690,000	—	—	—	—	2,690,000	2,690,000
Series B-1, 3.81%, 1/1/2034	1,300,000	2,000,000	—	—	—	3,300,000	1,300,000	2,000,000	—	—	—	3,300,000
Series Z-10, 3.87%, 6/29/2029	—	3,100,000	—	—	—	3,100,000	—	3,100,000	—	—	—	3,100,000

Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 4.0%, 7/15/2039	13,305,000	—	—	—	—	13,305,000	13,305,000	—	—	—	—	13,305,000

Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 3.88%, 1/1/2017	1,995,000	—	—	—	—	1,995,000	1,995,000	—	—	—	—	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 3.84%, 1/1/2027	4,425,000	—	—	—	—	4,425,000	4,425,000	—	—	—	—	4,425,000
Chicago, IL, Water Revenue, Second Lien, 3.77%, 11/1/2031	—	—	—	—	5,375,000	5,375,000	—	—	—	—	5,375,000	5,375,000

Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 3.95%, 5/1/2011	—	—	1,210,000	—	—	1,210,000	—	—	1,210,000	—	—	1,210,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 3.88%, 7/1/2020	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 3.88%, 12/1/2034	—	—	2,000,000	—	—	2,000,000	—	—	2,000,000	—	—	2,000,000

Cook County, IL, State General Obligation, Series B-11, 3.82%, 11/15/2025	3,540,000	—	—	—	—	3,540,000	3,540,000	—	—	—	—	3,540,000
Des Plaines, IL, Industrial Development Revenue, MMP Properties LLC Project, AMT, 3.95%, 10/1/2018	—	—	—	1,945,003	—	1,945,003	—	—	—	1,945,003	—	1,945,003
Du Page County, IL, Benedictine University Building Project, 3.82%, 7/1/2024 National City Bank Midwest	3,500,000	3,900,000	5,430,000	600,000	10,770,000	24,200,000	3,500,000	3,900,000	5,430,000	600,000	10,770,000	24,200,000

Elgin, IL, Judson College Project, 3.9%, 7/1/2011	—	970,000	—	—	—	970,000	—	970,000	—	—	—	970,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.9%, 2/1/2007	—	—	5,000,000	—	—	5,000,000	—	—	5,000,000	—	—	5,000,000

Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 3.9%, 7/1/2024	—	—	4,020,000	—	—	4,020,000	—	—	4,020,000	—	—	4,020,000

Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.82%, 12/1/2033	1,000,000	—	—	—	9,600,000	10,600,000	1,000,000	—	—	—	9,600,000	10,600,000

Illinois, Development Finance Authority Revenue, Fenwick High School Project, 3.87%, 3/1/2032	—	—	—	—	4,500,000	4,500,000	—	—	—	—	4,500,000	4,500,000

Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 3.83%, 12/1/2033		675,000	—	—	—	675,000		675,000	—	—	—	675,000

Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project:
3.83%, 2/1/2029	675,000	—	—	—	—	675,000	675,000	—	—	—	—	675,000
3.83%, 2/1/2029	—	—	—	1,825,003	—	1,825,003	—	—	—	1,825,003	—	1,825,003

Illinois, Development Finance Authority, Industrial Development Revenue, Campagna-Turano Bakery Project, AMT, 3.95%, 8/1/2025	—	—	3,040,000	—	—	3,040,000	—	—	3,040,000	—	—	3,040,000

Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 3.88%, 8/1/2019	—	—	4,700,000	—	—	4,700,000	—	—	4,700,000	—	—	4,700,000

Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%, 4/1/2020	3,150,000	—	—	—	—	3,150,000	3,150,000	—	—	—	—	3,150,000

Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%, 8/1/2027	2,760,000	—	—	1,560,003	—	4,320,003	2,760,000	—	—	1,560,003	—	4,320,003
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 3.45%, 2/1/2013	—	—	2,780,000	—	—	2,780,000	—	—	2,780,000	—	—	2,780,000
Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%, 6/1/2033	7,420,000	—	—	—	—	7,420,000	7,420,000	—	—	—	—	7,420,000
Illinois, Development Finance Authority, Regional Organization Bank Project:
I3.9%, 12/1/2020	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000
3.9%, 12/1/2020	—	—	—	1,500,003	—	1,500,003	—	—	—	1,500,003	—	1,500,003
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	1,000,000	3,000,000	2,000,003	5,000,000	18,000,003	7,000,000	1,000,000	3,000,000	2,000,003	5,000,000	18,000,003
Illinois, Finance Authority Revenue, North Park University Project, 3.83%, 7/1/2035	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Illinois, Finance Authority Revenue, Northwestern Memorial:
Series B-1, 3.81%, 8/15/2038	—	—	—	100,003	2,000,000	2,100,003	—	—	—	100,003	2,000,000	2,100,003
Series B, 3.8%, 12/1/2034	—	1,700,000	—	—	1,800,000	3,500,000	—	1,700,000	—	—	1,800,000	3,500,000
Illinois, Finance Authority Revenue:
Series PA-1286, 2.97%, 11/15/2023	—	—	—	3,515,003	—	3,515,003	—	—	—	3,515,003	—	3,515,003
Series PA-1286, 3.21%, 11/15/2023	—	—	—	—	3,500,000	3,500,000	—	—	—	—	3,500,000	3,500,000
Illinois, General Obligation, Series 1750, 3.84%, 12/1/2010	—	—	5,300,000	—	—	5,300,000	—	—	5,300,000	—	—	5,300,000

Illinois, General Obligation, Star Certificates, Series 03-20, 3.84%, 11/1/2019	—	—	5,685,000	—	—	5,685,000	—	—	5,685,000	—	—	5,685,000
Illinois, Municipal Securities Trust Certificates, Series 7006, 3.82%, 1/1/2031	6,245,000	—	—	—	—	6,245,000	6,245,000	—	—	—	—	6,245,000
Illinois, Regional Transportation Authority, Series A23, 3.82%, 7/1/2030	—	—	—	—	4,940,000	4,940,000	—	—	—	—	4,940,000	4,940,000
Illinois, Sales Tax Revenue, Series R-4516, 3.84%, 6/15/2023	—	—	—	4,475,004	—	4,475,004	—	—	—	4,475,004	—	4,475,004
Illinois, State General Obligation, Macon Trust, Series L, 3.06%, 1/1/2031	—	—	—	—	1,745,000	1,745,000	—	—	—	—	1,745,000	1,745,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 3.43%, 3/1/2024	3,485,000	—	1,495,000	—	5,495,000	10,475,000	3,485,000	—	1,495,000	—	5,495,000	10,475,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 3.88%, 3/1/2018	—	—	1,580,000	—	—	1,580,000	—	—	1,580,000	—	—	1,580,000

Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.9%, 1/1/2015	—	—	6,500,000	—	—	6,500,000	—	—	6,500,000	—	—	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%, 7/1/2020	1,225,000	—	1,170,000	—	—	2,395,000	1,225,000	—	1,170,000	—	—	2,395,000

Upper River Valley, IL, Development Authority, Industrial Development Revenue, Advanced Drainage System, AMT, 3.92%, 7/1/2014	—	—	3,045,000	—	—	3,045,000	—	—	3,045,000	—	—	3,045,000
Vernon Hills, IL, Industrial Development Revenue, Northwestern Tool & Die Project, AMT, 3.93%, 4/1/2025	—	—	—	845,003	—	845,003	—	—	—	845,003	—	845,003

Will & Kendall Counties, IL, Community School District No. 202, Series R-4031, 3.84%, 1/1/2023	—	—	—	—	2,575,000	2,575,000	—	—	—	—	2,575,000	2,575,000

Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 3.96%, 12/1/2016	—	—	3,700,000	—	—	3,700,000	—	—	3,700,000	—	—	3,700,000

							61,025,000	13,345,000	70,755,000	20,119,031	64,990,000	230,234,031

Indiana 4.6%

ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 3.83%, 1/15/2012	—	1,400,000	4,000,000	5,000,006	8,500,000	18,900,006	—	1,400,000	4,000,000	5,000,006	8,500,000	18,900,006
Series 2005-7, 3.85%, 7/10/2013	9,060,000	—	7,150,000	—	8,000,000	24,210,000	9,060,000	—	7,150,000	—	8,000,000	24,210,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%, 11/30/2017	1,700,000	—	—	2,000,005	—	3,700,005	1,700,000	—	—	2,000,005	—	3,700,005
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 3.88%, 6/1/2022	—	—	4,500,000	—	—	4,500,000	—	—	4,500,000	—	—	4,500,000

Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 3.88%, 6/1/2022	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000

Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%, 11/15/2036	6,500,000	—	—	—	—	6,500,000	6,500,000	—	—	—	—	6,500,000
Indiana, Health Facility Financing Authority Revenue, Clark Memorial Hospital, Series A, 3.87%, 4/1/2024	—	—	—	2,000,005	—	2,000,005	—	—	—	2,000,005	—	2,000,005
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 3.84%, 5/1/2035	—	—	4,995,000	—	—	4,995,000	—	—	4,995,000	—	—	4,995,000
Indiana, State Development Finance Authority Revenue, Educational Facilities, Indiana Museum of Art, 3.83%, 2/1/2039	—	1,100,000	—	—	—	1,100,000	—	1,100,000	—	—	—	1,100,000

Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 3.87%, 1/1/2027	—	—	6,910,000	—	—	6,910,000	—	—	6,910,000	—	—	6,910,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%, 6/1/2022	2,900,000	—	—	—	—	2,900,000	2,900,000	—	—	—	—	2,900,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%, 6/1/2022	2,000,000	—	—	—	—	2,000,000	2,000,000	—	—	—	—	2,000,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%, 6/1/2022	1,000,000	—	1,600,000	—	—	2,600,000	1,000,000	—	1,600,000	—	—	2,600,000

Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center V Project, AMT, 3.88%, 6/1/2022	—	—	4,000,000	1,000,005	—	5,000,005	—	—	4,000,000	1,000,005	—	5,000,005
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 3.87%, 4/1/2024	—	—	2,900,000	—	—	2,900,000	—	—	2,900,000	—	—	2,900,000

Indiana, State Finance Authority, Environmental Revenue, Ispat Inland, Inc., 3.78%, 6/1/2035	—	—	—	—	20,000,000	20,000,000	—	—	—	—	20,000,000	20,000,000

Indiana, Transportation Finance Authority Highway Revenue, Series 853, 3.84%, 6/1/2017	1,800,000	900,000	—	—	—	2,700,000	1,800,000	900,000	—	—	—	2,700,000

Indiana, Transportation Finance Authority Highway Revenue, Series B-21, 3.82%, 12/1/2022	—	2,085,000	—	—	—	2,085,000	—	2,085,000	—	—	—	2,085,000
Indiana, Transportation/ Tolls Revenue, Series R-4528, 3.84%, 6/1/2018	—	—	—	2,280,005	2,965,000	5,245,005	—	—	—	2,280,005	2,965,000	5,245,005

Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, AMT, 2.69%, 1/1/2030	—	—	2,120,000	1,000,005	—	3,120,005	—	—	2,120,000	1,000,005	—	3,120,005
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%, 5/1/2025	3,650,000	—	—	—	—	3,650,000	3,650,000	—	—	—	—	3,650,000

							28,610,000	5,485,000	43,075,000	13,280,031	39,465,000	129,915,031

Iowa 0.5%

Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.82%, 7/1/2015	800,000	1,300,000	—	—	1,300,000	3,400,000	800,000	1,300,000	—	—	1,300,000	3,400,000
Series B, 3.82%, 7/1/2020	—	—	—	—	4,625,000	4,625,000	—	—	—	—	4,625,000	4,625,000
Series B, 3.82%, 1/1/2028	—	1,750,000	—	—	—	1,750,000	—	1,750,000	—	—	—	1,750,000

Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 3.81%, 2/1/2023	—	—	—	—	3,400,000	3,400,000	—	—	—	—	3,400,000	3,400,000

							800,000	3,050,000	—	—	9,325,000	13,175,000

Kansas 0.7%

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%, 11/15/2030	2,500,000	—	—	—	—	2,500,000	2,500,000	—	—	—	—	2,500,000

Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt:
Series C, 3.8%, 11/15/2030	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Series C, 3.82%, 11/15/2034	—	—	—	—	12,500,000	12,500,000	—	—	—	—	12,500,000	12,500,000

							2,500,000	—	—	—	17,500,000	20,000,000

Kentucky 3.4%

Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%, 8/1/2013	3,500,000	1,800,000	4,400,000	—	6,300,000	16,000,000	3,500,000	1,800,000	4,400,000	—	6,300,000	16,000,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust:
Series A, 3.81%, 2/1/2032	—	—	959,000	—	—	959,000	—	—	959,000	—	—	959,000
Series A, 3.81%, 2/1/2032	165,000	—	—	—	—	165,000	165,000	—	—	—	—	165,000

Jeffersontown, KY, Lease Program Revenue, League of Cities Funding Trust, 3.84%, 3/1/2030	—	—	3,720,000	300,010	—	4,020,010	—	—	3,720,000	300,010	—	4,020,010

Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	—	—	5,500,000	—	6,500,000	12,000,000	—	—	5,511,315	—	6,513,372	12,024,687

Kentucky, Economic Development Finance Authority, Health Facilities Revenue, Easter Seal Society Project, 3.87%, 11/1/2030	—	—	4,865,000	5,435,011	—	10,300,011	—	—	4,865,000	5,435,011	—	10,300,011

Pendleton County, KY, County Lease Revenue:
3.37%, 5/24/2006	21,000,000	—	9,000,000	2,700,010	5,000,000	37,700,010	21,000,000	—	9,000,000	2,700,010	5,000,000	37,700,010
3.44%, 5/3/2006	12,000,000	—	—	—	—	12,000,000	12,000,000	—	—	—	—	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%, 9/1/2034	100,000	—	—	—	—	100,000	100,000	—	—	—	—	100,000
Somerset, KY, Blakley Family YMCA, Inc., Project, 3.85%, 4/1/2015	—	2,470,000	—	—	—	2,470,000	—	2,470,000	—	—	—	2,470,000

							36,765,000	4,270,000	28,455,315	8,435,031	17,813,372	95,738,718

Louisiana 0.4%

Louisiana, State General Obligation, Series 1254, 3.42%, 8/1/2013	7,345,000	—	—	—	—	7,345,000	7,345,000	—	—	—	—	7,345,000
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 3.79%, 9/1/2014	—	—	—	—	4,550,000	4,550,000	—	—	—	—	4,550,000	4,550,000

							7,345,000	—	—	—	4,550,000	11,895,000

Maine 1.1%

Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	—	—	—	—	1,100,000	1,101,691	—	—	—	—	1,101,691

Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%, 11/15/2037	5,000,000	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	—	7,000,000	2,000,000	—	25,000,000	16,033,293	—	7,014,566	2,004,192	—	25,052,051

							22,134,984	—	7,014,566	2,004,192	—	31,153,742

Maryland 0.8%

Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%, 1/1/2034	2,525,000	2,065,000	—	975,010	—	5,565,010	2,525,000	2,065,000	—	975,010	—	5,565,010
Maryland, State Economic Development Corp. Revenue, YMCA Central Maryland Project, 3.82%, 4/1/2031	—	—	—	1,900,010	—	1,900,010	—	—	—	1,900,010	—	1,900,010

Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%, 10/15/2020	4,000,000	—	—	1,000,010	10,000,000	15,000,010	4,000,000	—		1,000,010	10,000,000	15,000,010

							6,525,000	2,065,000	—	3,875,030	10,000,000	22,465,030

Massachusetts 0.9%

Massachusetts Bay, Bay Transportation Authority Revenue, Series SG-156, 3.91%, 7/1/2030	1,700,000	—	—	—	—	1,700,000	1,700,000	—	—	—	—	1,700,000

Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%, 11/1/2022	40,000	—	—	—	—	40,000	40,000	—	—	—	—	40,000

Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 3.85%, 6/19/2013	13,225,000	—	—	—	—	13,225,000	13,225,000	—	—	—	—	13,225,000
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc. Series A, 3.81%, 6/1/2030	—	—	3,600,000	—	2,400,000	6,000,000	—	—	3,600,000	—	2,400,000	6,000,000
Massachusetts, State Development Finance Agency Revenue, ISO New England, Inc., 3.81%, 2/1/2032	—	2,500,000	—	—	200,000	2,700,000	—	2,500,000	—	—	200,000	2,700,000
Massachusetts, State General Obligation,, Central Artery, Series B, 3.8%, 12/1/2030	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000	1,000,000

							14,965,000	2,500,000	3,600,000	—	3,600,000	24,665,000

Michigan 6.7%

ABN AMRO, Munitops Certificates Trust, Series 2003-3, 3.83%, 1/1/2011	3,000,000	1,465,000	24,600,000	100,003	19,800,000	48,965,003	3,000,000	1,465,000	24,600,000	100,003	19,800,000	48,965,003
Comstock Park, MI, Public Schools, Series R-2178, 3.84%, 5/1/2025	—	—	880,000	—	—	880,000	—	—	880,000	—	—	880,000
Detroit, MI, City School District:
Series PT-1844, 1.07%, 5/1/2011	—	—	125,000	—	—	125,000	—	—	125,000	—	—	125,000
Series PT-1844, 1.11%, 5/1/2011	—	—	70,000	—	—	70,000	—	—	70,000	—	—	70,000
Series PT-1844, 2.11%, 5/1/2011	—	—	175,000	—	—	175,000	—	—	175,000	—	—	175,000
Series PT-1844, 2.19%, 5/1/2011	—	1,330,000	—	—	—	1,330,000	—	1,330,000	—	—	—	1,330,000
Series PT-1844, 2.96%, 5/1/2011	—	—	245,000	—	—	245,000	—	—	245,000	—	—	245,000
Series PT-1844, 3.01%, 5/1/2011	—	—	100,000	—	—	100,000	—	—	100,000	—	—	100,000
Series PT-1844, 3.02%, 5/1/2011	—	150,000	—	—	—	150,000	—	150,000	—	—	—	150,000
Series PT-1844, 3.04%, 5/1/2011	—	—	—	—	3,920,000	3,920,000	—	—	—	—	3,920,000	3,920,000
Series PT-1844, 3.41%, 5/1/2011	—	50,000	—	—	—	50,000	—	50,000	—	—	—	50,000
Series PT-1844, 3.83%, 5/1/2011	100,000	—	—	—	—	100,000	100,000	—	—	—	—	100,000
Series PT-1844, 3.83%, 5/1/2011	—	—	370,000	—	—	370,000	—	—	370,000	—	—	370,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%, 7/1/2031	28,500,000	—	15,500,000	4,300,004	11,475,000	59,775,004	28,500,000	—	15,500,000	4,300,004	11,475,000	59,775,004

Flushing, MI, General Obligation, Community Schools, Series R-4517, 3.84%, 5/1/2023	—	—	—	—	5,185,000	5,185,000	—	—	—	—	5,185,000	5,185,000
Garden City, MI, Hospital Revenue, Series A, 3.82%, 9/1/2026	—	—	—	—	510,000	510,000	—	—	—	—	510,000	510,000

Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.8%, 11/1/2019	—	—	5,550,000	—	—	5,550,000	—	—	5,550,000	—	—	5,550,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 3.87%, 12/1/2020	—	—	4,300,000	—	—	4,300,000	—	—	4,300,000	—	—	4,300,000
Michigan, Certificate of Participation, Series 530, 3.84%, 9/1/2011	—	—	—	—	4,975,000	4,975,000	—	—	—	—	4,975,000	4,975,000
Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.85%, 11/1/2030	—	3,000,000	—		3,355,000	6,355,000	—	3,000,000	—	—	3,355,000	6,355,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 4.0%, 8/18/2006	—	—	—	—	4,715,000	4,715,000	—	—	—	—	4,719,993	4,719,993

Michigan, Municipal Securities Trust Certificates, Series 9054, 3.85%, 4/20/2011	—	1,900,000	2,825,000	3,565,004	—	8,290,004	—	1,900,000	2,825,000	3,565,004	—	8,290,004
Michigan, State General Obligation:
Series P-5-D, 3.9%, 9/29/2006	—	—	—	—	10,000,000	10,000,000	—	—	—	—	10,000,000	10,000,000
Series P-5-D, 3.9%, 9/29/2006	—	—	—	2,000,004	—	2,000,004	—	—	—	2,000,004	—	2,000,004
Michigan, State Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 3.81%, 3/1/2014	—	—	—	650,003	—	650,003	—	—	—	650,003	—	650,003

Michigan, State Hospital Finance Authority Revenue, Hospital Equipment Loan Program:
Series A, 3.06%, 12/1/2023	—	—	—	50,003	—	50,003	—	—	—	50,003	—	50,003
Series A, 3.13%, 12/1/2023	—	—	—	50,003	—	50,003	—	—	—	50,003	—	50,003

Michigan, State Housing Development Authority, Multi-Family Revenue, Courtyards of Taylor, Series A, 3.83%, 8/15/2032	—	100,000	—	—	—	100,000	—	100,000	—	—	—	100,000

Michigan, State Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 3.96%, 10/1/2015	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Lapeer Technologies LLC, AMT, 3.95%, 2/1/2020	—	—	2,140,000	—	—	2,140,000	—	—	2,140,000	—	—	2,140,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Merchants LLC Project, AMT, 3.92%, 3/1/2030	—	—	1,950,000	—	—	1,950,000	—	—	1,950,000	—	—	1,950,000
Michigan, University of Michigan Hospital Revenues:		—	—	—	—	—		—	—	—	—	—
Series A, 3.78%, 12/1/2027	260,000	—	—	—	—	260,000	260,000	—	—	—	—	260,000
Series A-2, 3.78%, 12/1/2024	1,000,000	—	—	—	—	1,000,000	1,000,000	—	—	—	—	1,000,000

Michigan, University of Michigan Revenue:
3.39%, 5/2/2006	—	—	4,000,000	—	—	4,000,000	—	—	4,000,000	—	—	4,000,000
3.58%, 6/1/2006	—	—	—	2,365,004	—	2,365,004	—	—	—	2,365,004	—	2,365,004
Series A, 3.78%, 12/1/2019	—	—	—	405,003	—	405,003	—	—	—	405,003	—	405,003
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 3.96%, 11/1/2023	—	—	630,000	—	—	630,000	—	—	630,000	—	—	630,000

Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%, 8/1/2021	100,000	—	—	—	—	100,000	100,000	—	—	—	—	100,000
Oakland University, MI, Michigan Revenue, 3.87%, 3/1/2031	—	625,000	—	—	—	625,000	—	625,000	—	—	—	625,000

Sterling Heights, MI, Economic Development Corp., Limited Obligation Revenue, Kunath Enterprises LLC Project, AMT, 3.95%, 2/1/2016	—	—	1,520,000	—	—	1,520,000	—	—	1,520,000	—	—	1,520,000

							32,960,000	8,620,000	69,880,000	13,485,031	63,939,993	188,885,024

Minnesota 0.1%

Minnesota, General Obligation, Public Highway Improvements, Series R-4065, 3.84%, 8/1/2023	—	—	—	3,860,030	—	3,860,030	—	—	—	3,860,030	—	3,860,030

							—	—	—	3,860,030	—	3,860,030

Missouri 0.8%

Kansas City, MO, Industrial Development Authority Revenue, Downtown Arena Project,, Series C, 3.82%, 4/1/2040	—	—	—	—	10,000,000	10,000,000	—	—	—	—	10,000,000	10,000,000
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%, 3/1/2030	8,000,000	—	2,500,000	2,000,030	—	12,500,030	8,000,000	—	2,500,000	2,000,030	—	12,500,030

							8,000,000	—	2,500,000	2,000,030	10,000,000	22,500,030

Nebraska 0.3%

Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT:
Series D, 3.92%, 9/1/2034	—	—	2,427,500	—	—	2,427,500	—	—	2,427,500	—	—	2,427,500
Series D, 3.92%, 9/1/2034	—	—	—	2,427,515	—	2,427,515	—	—	—	2,427,515	—	2,427,515
Series E, 3.92%, 9/1/2034	—	—	—	4,180,016	—	4,180,016	—	—	—	4,180,016	—	4,180,016

							—	—	2,427,500	6,607,531	—	9,035,031

Nevada 0.8%

Las Vegas Valley, NV, Water District, Series B-10, 3.82%, 6/1/2024	2,080,000	—	9,875,000	—	6,790,000	18,745,000	2,080,000	—	9,875,000	—	6,790,000	18,745,000

Nevada, State Department Commission, Industrial Development Revenue, Master Halco Project, Series A, AMT, 3.96%, 12/1/2009	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000	—	—	4,900,000

							2,080,000	—	14,775,000	—	6,790,000	23,645,000

New Hampshire 0.4%

New Hampshire Health & Education Facilities Authority, Currier Museum of Art, 3.83%, 8/1/2036	—	—	4,700,000	—	—	4,700,000	—	—	4,700,000	—	—	4,700,000
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.85%, 9/1/2012	—	—	2,000,000	4,000,030	—	6,000,030	—	—	2,000,000	4,000,030	—	6,000,030

							—	—	6,700,000	4,000,030	—	10,700,030

New Jersey 2.7%

Burlington County, NJ, Anticipation Notes, Series C, 3.75%, 7/13/2006	—	—	3,250,000	—	—	3,250,000	—	—	3,252,786	—	—	3,252,786
New Jersey, Economic Development Authority Revenue, First Mortgage, Lions Gate Project, Series C, 3.78%, 1/1/2020	—	—	—	—	4,275,000	4,275,000	—	—	—	—	4,275,000	4,275,000
New Jersey, Economic Development Authority Revenue, Foreign Trade Zone Project, 3.8%, 12/1/2007	—	—	—	—	2,505,000	2,505,000	—	—	—	—	2,505,000	2,505,000
New Jersey, Economic Development Authority Revenue, Macon Trust, Series B, 3.05%, 9/1/2025	—	—	—	—	2,000,000	2,000,000	—	—	—	—	2,000,000	2,000,000

New Jersey, Economic Development Authority Revenue:
Series R-331, 3.83%, 12/15/2015	3,850,000	—	—	—	—	3,850,000	3,850,000	—	—	—	—	3,850,000
3.43%, 6/1/2006	7,000,000	—	—	—	—	7,000,000	7,000,000	—	—	—	—	7,000,000
3.43%, 6/1/2006	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000	—	—	2,250,000

New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%, 7/1/2030	600,000	—	—	—	—	600,000	600,000	—	—	—	—	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%, 5/1/2028	2,790,000	—	—	—	—	2,790,000	2,790,000	—	—	—	—	2,790,000

New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	—	3,500,000	14,400,000	4,000,000	—	21,900,000	—	3,506,006	14,424,710	4,006,870	—	21,937,586
New Jersey, State Transportation Corp., Certificates of Participation:
Series PA-785, 3.83%, 9/15/2015	650,000	—	—	—	—	650,000	650,000	—	—	—	—	650,000
Series PA-785, 3.83%, 9/15/2015	3,615,000	—	—	—	—	3,615,000	3,615,000	—	—	—	—	3,615,000

New Jersey, State Transportation Trust Fund Authority Revenue:
Series PA-802, 3.83%, 12/15/2009	1,325,000	—	—	—	—	1,325,000	1,325,000	—	—	—	—	1,325,000
Series PT-2488, 2.96%, 12/15/2017	—	—	1,380,000	—	—	1,380,000	—	—	1,380,000	—	—	1,380,000
Series PT-2488, 3.14%, 12/15/2017	—	—	100,000	—	—	100,000	—	—	100,000	—	—	100,000
Series PT-24883.54%, 12/15/2017	—	—	1,480,000	—	—	1,480,000	—	—	1,480,000	—	—	1,480,000
Series PT-2488, 3.82%, 12/15/2017	3,090,000	—	—	—	—	3,090,000	3,090,000	—	—	—	—	3,090,000
Series PT-2488, 3.82%, 12/15/2017	3,110,000	—	—	—	—	3,110,000	3,110,000	—	—	—	—	3,110,000
Series PT-2494, 1.88%, 12/15/2023	—	—	—	4,490,006	—	4,490,006	—	—	—	4,490,006	—	4,490,006
Series PT-2494, 2.43%, 12/15/2023	—	—	—	1,400,006	—	1,400,006	—	—	—	1,400,006	—	1,400,006
Series PT-2494, 2.46%, 12/15/2023	—	—	—	550,006	—	550,006	—	—	—	550,006	—	550,006
Series PT-2494, 2.63%, 12/15/2023	—	—	—	2,000,006	2,180,000	4,180,006	—	—	—	2,000,006	2,180,000	4,180,006
Series PT-2494, 2.66%, 12/15/2023	—	—	—	—	350,000	350,000	—	—	—	—	350,000	350,000

							26,030,000	3,506,006	22,887,496	12,446,894	11,310,000	76,180,396

New Mexico 0.3%

Albuquerque, NM, Airport Facilities Revenue, Series A, 3.9%, 7/1/2020	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 3.83%, 6/1/2028	—	—	—	—	4,500,000	4,500,000	—	—	—	—	4,500,000	4,500,000

							—	—	—	—	9,500,000	9,500,000

New York 0.4%

New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School:
3.8%, 12/1/2034	—	—	—	—	1,700,000	1,700,000	—	—	—	—	1,700,000	1,700,000
3.8%, 12/1/2034	—	100,000	—	—	—	100,000	—	100,000	—	—	—	100,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 1-D, 3.8%, 11/1/2022	—	—	—	—	200,000	200,000	—	—	—	—	200,000	200,000
Series 3-F, 3.8%, 11/1/2022	—	—	—	—	405,000	405,000	—	—	—	—	405,000	405,000
Series 3-F, 3.8%, 11/1/2022	1,900,000	—	—	—	—	1,900,000	1,900,000	—	—	—	—	1,900,000

New York, Convention Center Development Corp. Revenue, Series 1247Z, 3.84%, 11/15/2013	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000
New York, NY, General Obligation, Series H-3, 3.75%, 3/1/2034	—	—	—	—	200,000	200,000	—	—	—	—	200,000	200,000
New York, State Dormitory Authority Revenues, Solar Eclipse Funding Trust, Series 2006-0029, 3.8%, 2/15/2012	—	—	—	—	800,000	800,000	—	—	—	—	800,000	800,000
New York, State Thruway Authority, Personal Income Tax Revenue:
Series PT-3027, 2.35%, 3/15/2025	—	—	2,305,000	—	—	2,305,000	—	—	2,305,000	—	—	2,305,000
Series PT-3027, 2.43%, 3/15/2025	—	—	595,000	—	—	595,000	—	—	595,000	—	—	595,000
Series PT-3027, 2.66%, 3/15/2025	—	—	600,000	—	—	600,000	—	—	600,000	—	—	600,000

New York, Triborough Bridge & Tunnel Authority Revenue, Series B-2, 3.79%, 1/1/2032	—	—	—	—	400,000	400,000	—	—	—	—	400,000	400,000

							1,900,000	100,000	4,500,000	—	3,705,000	10,205,000

North Carolina 1.5%

Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 3.9%, 5/1/2010	—	—	3,000,000	—	—	3,000,000	—	—	3,000,000	—	—	3,000,000
North Carolina, Capital Facilities Finance Agency Educational Revenue, Forsyth Country Day School, 3.82%, 12/1/2031	—	—	2,300,000	2,400,015	—	4,700,015	—	—	2,300,000	2,400,015	—	4,700,015

North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%, 8/1/2030	2,000,000	—	—	—	5,000,000	7,000,000	2,000,000	—	—	—	5,000,000	7,000,000
North Carolina, Capital Facilities Finance:
3.17%, 5/4/2006	2,475,000	—	—	—	—	2,475,000	2,475,000	—	—	—	—	2,475,000
3.45%, 6/2/2006	—	4,080,000	—	—	—	4,080,000	—	4,080,000	—	—	—	4,080,000
3.5%, 6/2/2006	—	—	—	—	3,281,000	3,281,000	—	—	—	—	3,281,000	3,281,000

North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.8%, 10/1/2035	—	—	2,500,000	—	1,500,000	4,000,000	—	—	2,500,000	—	1,500,000	4,000,000
North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%, 6/1/2037	2,500,000	—	—	—	—	2,500,000	2,500,000	—	—	—	—	2,500,000
North Carolina, Medical Care Community, Health Care Facilities Revenue, First Mortgage-Friends Homes, 3.8%, 9/1/2033	—	—	—	—	3,700,000	3,700,000	—	—	—	—	3,700,000	3,700,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.82%, 10/1/2008	—	2,500,000	—	—	—	2,500,000	—	2,500,000	—	—	—	2,500,000
Series B, 3.82%, 10/1/2035	—	1,000,000	1,000,000	1,000,015	3,000,000	6,000,015	—	1,000,000	1,000,000	1,000,015	3,000,000	6,000,015

							6,975,000	7,580,000	8,800,000	3,400,030	16,481,000	43,236,030

Ohio 3.9%

ABN AMRO Munitops Certificates Trust, Series 2003-37, 3.84%, 12/1/2011	—	—	—	—	2,000,000	2,000,000	—	—	—	—	2,000,000	2,000,000

Akron Bath Copley, OH, Joint Township Hospital District Revenue, Health Care Facility Summner Project, 3.81%, 12/1/2032	—	—	—	—	6,875,000	6,875,000	—	—	—	—	6,875,000	6,875,000
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.84%, 6/1/2032	—	—	4,000,000	—	5,620,000	9,620,000	—	—	4,000,000	—	5,620,000	9,620,000
Cleveland, OH, Waterworks Revenue, Series M, 3.78%, 1/1/2033	—	—	—	500,010	—	500,010	—	—	—	500,010	—	500,010
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%, 2/1/2035	4,975,000	—	4,975,000	—	—	9,950,000	4,975,000	—	4,975,000	—	—	9,950,000

Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%, 12/1/2032	3,700,000	—	3,815,000	—	—	7,515,000	3,700,000	—	3,815,000	—	—	7,515,000
Franklin County, OH, Hospital Revenue, Series R-55, 3.84%, 6/1/2017	11,705,000	—	—	—	—	11,705,000	11,705,000	—	—	—	—	11,705,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.82%, 12/1/2027	—	—	3,000,000	—	15,000,000	18,000,000	—	—	3,000,000	—	15,000,000	18,000,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 3.95%, 12/1/2019	—	—	2,570,000	—	—	2,570,000	—	—	2,570,000	—	—	2,570,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series B, 3.9%, 9/1/2020	—	—	—	1,010,010	—	1,010,010	—	—	—	1,010,010	—	1,010,010
Series A, 3.87%, 9/1/2020	—	605,000	940,000	690,010	—	2,235,010	—	605,000	940,000	690,010	—	2,235,010
Ohio, State Higher Educational Facility Revenue, Cleveland Institution Music Project, 3.82%, 5/1/2030	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Ohio, State Water Development Authority Revenue, Series 1118, 3.84%, 12/1/2020	—	—	2,585,000	—	—	2,585,000	—	—	2,585,000	—	—	2,585,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 3.97%, 7/1/2018	—	—	1,595,000	—	—	1,595,000	—	—	1,595,000	—	—	1,595,000
Salem, OH, Hospital Revenue, Salem Community, 3.82%, 9/1/2035	—	2,200,000	7,800,000	—	12,000,000	22,000,000	—	2,200,000	7,800,000	—	12,000,000	22,000,000
Stark County, OH, Port Authority Revenue, Community Action Agency Project, 3.9%, 12/1/2022	—	—	3,525,000	—	—	3,525,000	—	—	3,525,000	—	—	3,525,000
Summit County, OH, Revenue Anticipation Bonds, Western Reserve Academy Project, 3.81%, 10/1/2027	—	—	—	—	5,370,000	5,370,000	—	—	—	—	5,370,000	5,370,000

							20,380,000	2,805,000	34,805,000	2,200,030	51,865,000	112,055,030

Oklahoma 0.6%

Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%, 11/1/2018	3,700,000	—	1,500,000	—	—	5,200,000	3,700,000	—	1,500,000	—	—	5,200,000

Oklahoma, State Industries Authority Revenue, Integris Baptist, Series B, 3.81%, 8/15/2029	—	—	—	—	1,950,000	1,950,000	—	—	—	—	1,950,000	1,950,000
Tulsa County, OK, Industrial Authority, Health Care Revenue, Trust Recipients, Series P7U, 3.9%, 12/15/2018	—	—	—	—	8,000,000	8,000,000	—	—	—	—	8,000,000	8,000,000

Tulsa, OK, Industrial Authority Revenue, YMCA of Greater Tulsa Project, 3.81%, 5/1/2019	—	1,540,000	—	—	—	1,540,000	—	1,540,000	—	—	—	1,540,000

							3,700,000	1,540,000	1,500,000	—	9,950,000	16,690,000

Oregon 1.2%

Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.81%, 3/1/2036	—	—	—	—	7,000,000	7,000,000	—	—	—	—	7,000,000	7,000,000

Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 3.84%, 11/1/2012	4,125,000	—	—	—	—	4,125,000	4,125,000	—	—	—	—	4,125,000
Portland, OR, Industrial Development Revenue, 3.81%, 4/1/2035	—	—	—	—	4,500,000	4,500,000	—	—	—	—	4,500,000	4,500,000
Portland, OR, Sewer System Revenue:
Series PT-2435, 2.65%, 10/1/2023	—	—	—	1,290,030	—	1,290,030	—	—	—	1,290,030	—	1,290,030
Series PT-2435, 3.84%, 10/1/2023	6,660,000	—	—	—	—	6,660,000	6,660,000	—	—	—	—	6,660,000

Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%, 5/1/2034	2,470,000	—	—	—	6,840,000	9,310,000	2,470,000	—	—	—	6,840,000	9,310,000

							13,255,000	—	—	1,290,030	18,340,000	32,885,030

Pennsylvania 3.8%

Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%, 12/1/2019	850,000	—	—	325,005	—	1,175,005	850,000	—	—	325,005	—	1,175,005

Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp.:
3.81%, 7/15/2028	—	—	—	—	5,075,000	5,075,000	—	—	—	—	5,075,000	5,075,000
3.81%, 7/15/2028	—	1,925,000	—	—	—	1,925,000	—	1,925,000	—	—	—	1,925,000

Allegheny County, PA, Port Authority, Grant Anticipation Notes, 4.0%, 6/30/2006	—	—	—	—	4,600,000	4,600,000	—	—	—	—	4,605,067	4,605,067

Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%, 7/1/2023	3,355,000	—	—	—	2,500,000	5,855,000	3,355,000	—	—	—	2,500,000	5,855,000
Berks County, PA, Industrial Development Authority Revenue, Richard J. Caron Foundation Project, 3.85%, 9/1/2025	—	2,600,000	—	—	—	2,600,000	—	2,600,000	—	—	—	2,600,000
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 4.0%, 12/1/2020	—	—	3,980,000	—	—	3,980,000	—	—	3,980,000	—	—	3,980,000
Dallastown, PA, Area School District, 3.82%, 2/1/2018	2,865,000	—	350,000	—	—	3,215,000	2,865,000	—	350,000	—	—	3,215,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.85%, 11/1/2017	—	—	5,120,000	4,075,006	10,845,000	20,040,006	—	—	5,120,000	4,075,006	10,845,000	20,040,006
Delaware River, PA, Port Authority of Pennsylvania & New Jersey Revenue:
Series 396, 3.82%, 1/1/2019	—	—	—	250,005	—	250,005	—	—	—	250,005	—	250,005
Series B-04, 3.81%, 1/1/2026	—	150,000	—	—	—	150,000	—	150,000	—	—	—	150,000

Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 3.8%, 8/1/2016	—	—	—	50,005	—	50,005	—	—	—	50,005	—	50,005

Erie County, PA, Industrial Development, Snap-Tite, Inc. Project, AMT, 3.97%, 2/1/2018	—	—	—	585,005	—	585,005	—	—	—	585,005	—	585,005

Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%, 6/1/2033	2,000,000	—	—	—	—	2,000,000	2,000,000	—	—	—	—	2,000,000

Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%, 2/1/2021	3,000,000	—	—	—	—	3,000,000	3,000,000	—	—	—	—	3,000,000

Manheim Township, PA, General Obligation, School District, 3.82%, 6/1/2016	—	—	3,820,000	—	—	3,820,000	—	—	3,820,000	—	—	3,820,000

Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%, 10/1/2034	4,600,000	—	—	—	—	4,600,000	4,600,000	—	—	—	—	4,600,000

Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.92%, 11/1/2041	—	—	1,030,000	—	—	1,030,000	—	—	1,030,000	—	—	1,030,000

Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue:
Series MT-047, 1.5%, 11/1/2021	—	—	2,275,000	—	—	2,275,000	—	—	2,275,000	—	—	2,275,000
Series MT-047, AMT, 2.77%, 11/1/2021	—	—	425,000	—	—	425,000	—	—	425,000	—	—	425,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%, 3/1/2027	5,700,000	—	4,200,000	—	—	9,900,000	5,700,000	—	4,200,000	—	—	9,900,000

Pennsylvania, State Higher Educational Facilities Authority Revenue, Multi-Modal, Drexel University, Series B, 3.8%, 5/1/2033	—	—	—	—	8,345,000	8,345,000	—	—	—	—	8,345,000	8,345,000

Pennsylvania, State Higher Educational Facilities Authority Hospital Revenue:
Series MT-042, 2.76%, 1/1/2024	—	150,000	—	—	—	150,000	—	150,000	—	—	—	150,000
Series MT-042, 3.86%, 1/1/2024	7,525,000	—	—	—	—	7,525,000	7,525,000	—	—	—	—	7,525,000
Series MT-042, 3.86%, 1/1/2024	3,000,000	—	—	—	—	3,000,000	3,000,000	—	—	—	—	3,000,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Multi-Modal, Drexel University, Series B, 3.8%, 5/1/2033	—	1,110,000	—	—	—	1,110,000	—	1,110,000	—	—	—	1,110,000
Philadelphia, PA, Redevelopment Authority Revenue, Series R-392, 3.84%, 4/15/2028	—	1,000,000	—	—	—	1,000,000	—	1,000,000	—	—	—	1,000,000
Red Lion, PA, General Obligation, Area School District, 3.82%, 5/1/2024	—	—	1,500,000	400,005	7,850,000	9,750,005	—	—	1,500,000	400,005	7,850,000	9,750,005

							32,895,000	6,935,000	22,700,000	5,685,031	39,220,067	107,435,098

Puerto Rico 0.5%

ABN AMRO, Munitops Certificates Trust, Series 2000-17, 3.8%, 10/1/2008	—	1,020,000	—	—	6,505,000	7,525,000	—	1,020,000	—	—	6,505,000	7,525,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 3.81%, 7/1/2020	—	3,690,000	—	300,030	1,195,000	5,185,030	—	3,690,000	—	300,030	1,195,000	5,185,030
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Macon Trust, Series R, 3.15%, 7/1/2035	—	700,000	—	—	—	700,000	—	700,000	—	—	—	700,000

							—	5,410,000	—	300,030	7,700,000	13,410,030

Rhode Island 0.3%

Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 3.9%, 8/1/2035	2,000,000	—	—	—	7,165,000	9,165,000	2,000,000	—	—	—	7,165,000	9,165,000

							2,000,000	—	—	—	7,165,000	9,165,000

South Carolina 1.2%

Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 3.92%, 9/1/2011	—	—	2,500,000	—	—	2,500,000	—	—	2,500,000	—	—	2,500,000
Marlboro County, SC, Industrial Development Revenue, Reliance Trading Corp. Project, AMT, 3.88%, 5/1/2017	—	—	—	1,575,015	—	1,575,015	—	—	—	1,575,015	—	1,575,015

South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 3.85%, 6/1/2019	—	—	4,455,000	—	—	4,455,000	—	—	4,455,000	—	—	4,455,000

South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.82%, 11/1/2032	—	3,855,000	—	—	11,640,000	15,495,000	—	3,855,000	—	—	11,640,000	15,495,000

South Carolina, Jobs-Economic Development Authority, Industrial Revenue, Accutrex Products Precision, AMT, 3.93%, 2/1/2026	—	—	—	1,125,015	—	1,125,015	—	—	—	1,125,015	—	1,125,015
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 3.92%, 5/15/2024	9,955,000	—	—	—	—	9,955,000	9,955,000	—	—	—	—	9,955,000

							9,955,000	3,855,000	6,955,000	2,700,030	11,640,000	35,105,030

South Dakota 0.1%

South Dakota, State Health & Educational Facilities Authority Revenue, University of Sioux Falls, 3.81%, 10/1/2016	—	2,100,000	—	860,030	—	2,960,030	—	2,100,000	—	860,030	—	2,960,030

							—	2,100,000	—	860,030	—	2,960,030

Tennessee 4.4%

Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%, 5/1/2039	3,000,000	—	—	—	17,000,000	20,000,000	3,000,000	—	—	—	17,000,000	20,000,000
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.8%, 1/1/2033	1,450,000	—	1,250,000	—	1,940,000	4,640,000	1,450,000	—	1,250,000	—	1,940,000	4,640,000
Clarksville, TN, Public Building Authority Revenue:
3.8%, 11/1/2035	—	—	—	—	1,350,000	1,350,000	—	—	—	—	1,350,000	1,350,000
3.8%, 6/1/2024	—	—	—	—	2,010,000	2,010,000	—	—	—	—	2,010,000	2,010,000
3.8%, 7/1/2031	2,100,000	—	—	—	—	2,100,000	2,100,000	—	—	—	—	2,100,000

Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%, 6/1/2025	8,500,000	—	—	—	—	8,500,000	8,500,000	—	—	—	—	8,500,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
3.8%, 4/1/2032	2,600,000	—	1,400,000	—	—	4,000,000	2,600,000	—	1,400,000	—	—	4,000,000
3.8%, 7/1/2034	—	—	—	—	545,000	545,000	—	—	—	—	545,000	545,000
Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	—	—	—	—	12,740,000	12,767,554	—	—	—	—	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 3.86%, 11/1/2013	10,000,000	—	3,000,000	—	15,000,000	28,000,000	10,000,000	—	3,000,000	—	15,000,000	28,000,000
Tennergy, TN, Tennergy Corp., Gas Revenue, Stars Certificates:
Series 2006-001, 3.85%, 5/1/2016	21,000,000	—	6,000,000	—	—	27,000,000	21,000,000	—	6,000,000	—	—	27,000,000
Series 2006-001, 3.85%, 5/1/2016	—	3,300,000	—	1,000,030	10,400,000	14,700,030	—	3,300,000	—	1,000,030	10,400,000	14,700,030

							61,417,554	3,300,000	11,650,000	1,000,030	48,245,000	125,612,584

Texas 19.8%

ABN AMRO, Munitops Certificates Trust, Series 2004-38, 3.85%, 2/15/2011	4,005,000	—	3,700,000	—	1,500,000	9,205,000	4,005,000	—	3,700,000	—	1,500,000	9,205,000
Aldine, TX, Independent School District, Series 827, 3.84%, 1/1/2012	—	—	2,925,000	—	—	2,925,000	—	—	2,925,000	—	—	2,925,000
Arlington, TX, General Obligation, Series 760, 3.46%, 2/15/2013	—	2,985,000	—	—	—	2,985,000	—	2,985,000	—	—	—	2,985,000

Austin, TX, Electric Utility Systems Revenue, Series R-1057, 3.84%, 11/15/2021	—	—	4,775,000	—	—	4,775,000	—	—	4,775,000	—	—	4,775,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 3.82%, 11/15/2026	—	—	5,260,000	—	—	5,260,000	—	—	5,260,000	—	—	5,260,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%, 8/15/2030	2,000,000	—	—	—	3,200,000	5,200,000	2,000,000	—	—	—	3,200,000	5,200,000

Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 3.84%, 5/1/2033	—	—	400,000	—	—	400,000	—	—	400,000	—	—	400,000
City of Houston Tx G/O, General Obligation, 3.28%, 5/15/2006	—	—	3,500,000	—	—	3,500,000	—	—	3,500,000	—	—	3,500,000
Clear Creek, TX, Independent School District, Series 04, 3.82%, 2/15/2029	3,845,000	650,000	—	—	2,000,000	6,495,000	3,845,000	650,000	—	—	2,000,000	6,495,000

Corpus Christi, TX, Utility System Revenue, Series PT-1816, 3.85%, 7/15/2010	—	2,295,000	—	—	3,900,000	6,195,000	—	2,295,000	—	—	3,900,000	6,195,000

Cypress-FairBanks, TX, Independent School District, Series PT-2512, 1.86%, 2/15/2022	—	5,445,000	—	—	—	5,445,000	—	5,445,000	—	—	—	5,445,000
Dallas, TX, Independent School District, Series 6038, 3.84%, 8/15/2024	—	—	6,140,000	—	—	6,140,000	—	—	6,140,000	—	—	6,140,000
Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 3.84%, 7/16/2030	2,965,000	—	—	—	—	2,965,000	2,965,000	—	—	—	—	2,965,000
Series SG-153, 2.37%, 8/15/2023	—	—	1,500,000	—	—	1,500,000	—	—	1,500,000	—	—	1,500,000
Series SG-153, 3.03%, 8/15/2023	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000
Series SG-153, 3.42%, 8/15/2023	—	—	—	—	1,500,000	1,500,000	—	—	—	—	1,500,000	1,500,000
Series SG-153, 3.84%, 8/15/2023	4,050,000	—	—	—	—	4,050,000	4,050,000	—	—	—	—	4,050,000
Series R-2218, 3.84%, 8/1/2024	—	—	—	—	3,475,000	3,475,000	—	—	—	—	3,475,000	3,475,000

Harris County, TX, General Obligation:
3.2%, 5/5/2006	—	—	3,170,000	—	—	3,170,000	—	—	3,170,000	—	—	3,170,000
Series B, 3.28%, 5/2/2006	—	—	—	2,300,003	—	2,300,003	—	—	—	2,300,003	—	2,300,003
3.4%, 5/4/2006	15,568,000	—	—	—	—	15,568,000	15,568,000	—	—	—	—	15,568,000
3.45%, 6/2/2006	—	—	—	—	20,000,000	20,000,000	—	—	—	—	20,000,000	20,000,000
3.45%, 6/2/2006	14,700,000	—	—	—	—	14,700,000	14,700,000	—	—	—	—	14,700,000
3.72%, 6/1/2006	—	—	—	—	470,000	470,000	—	—	—	—	470,000	470,000
Harris County, TX, Health Facilities Development Corp, Special Facilities Revenue,, Texas Medical Center Projects, 3.81%, 5/1/2035	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.83%, 2/15/2032	—	—	—	—	14,000,000	14,000,000	—	—	—	—	14,000,000	14,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%, 9/1/2031	1,150,000	—	—	—	—	1,150,000	1,150,000	—	—	—	—	1,150,000
Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.81%, 7/1/2037	—	—	1,390,000	—	—	1,390,000	—	—	1,390,000	—	—	1,390,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series 2005-L15, 3.9%, 2/15/2021	—	3,200,000	—	—	2,800,000	6,000,000	—	3,200,000	—	—	2,800,000	6,000,000
Harris County, TX:
Series 1099, 3.84%, 8/15/2009	2,800,000	—	—	—	—	2,800,000	2,800,000	—	—	—	—	2,800,000
Series 1111, 3.84%, 8/15/2009	6,470,000	—	—	—	—	6,470,000	6,470,000	—	—	—	—	6,470,000
Hidalgo County, TX, General Obligation, Series R-2148, 3.84%, 8/15/2024	7,355,000	—	—	—	—	7,355,000	7,355,000	—	—	—	—	7,355,000
Houston, TX, Airport System Revenue:
Series SG-161, 1.06%, 7/1/2032	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000	5,000,000
Series SG-161, 1.06%, 7/1/2032	—	—	9,235,000	—	—	9,235,000	—	—	9,235,000	—	—	9,235,000
Series SG-161, 1.06%, 7/1/2032	—	—	1,500,000	—	—	1,500,000	—	—	1,500,000	—	—	1,500,000
Series SG-161, 3.1%, 7/1/2032	—	—	—	—	6,000,000	6,000,000	—	—	—	—	6,000,000	6,000,000
Series A, 3.28%, 5/16/2006	—	—	—	—	3,000,000	3,000,000	—	—	—	—	3,000,000	3,000,000
Series SG-161, 3.84%, 7/1/2032	5,000,000	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000
Houston, TX, Utility System Revenue, 3.55%, 7/5/2006	—	—	10,000,000	—	—	10,000,000	—	—	10,000,000	—	—	10,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts:
Series SG-120, 1.07%, 12/1/2023	—	—	2,000,000	—	—	2,000,000	—	—	2,000,000	—	—	2,000,000
Series SG-120, 1.09%, 12/1/2023	—	—	—	—	4,900,000	4,900,000	—	—	—	—	4,900,000	4,900,000
Series SG-120, 3.2%, 12/1/2023	—	—	—	—	5,800,000	5,800,000	—	—	—	—	5,800,000	5,800,000
Houston, TX, Water & Sewer System Revenue, Stars Certificates:
Series 2003-14, 1.09%, 6/1/2026	—	395,000	—	—	—	395,000	—	395,000	—	—	—	395,000
Series 2003-14, 1.09%, 6/1/2026	—	100,000	—	—	—	100,000	—	100,000	—	—	—	100,000
Series 2003-14, 1.11%, 6/1/2026	—	—	1,095,000	—	—	1,095,000	—	—	1,095,000	—	—	1,095,000

Humble, TX, Independent School District, School Building, 3.8%, 6/15/2023	—	—	—	—	970,000	970,000	—	—	—	—	970,000	970,000
Lubbock, TX, Independent School District, School Building, 5.25%, 2/1/2030	—	7,000,000	—	—	—	7,000,000	—	7,047,264	—	—	—	7,047,264
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 3.84%, 2/15/2030	3,000,000	1,000,000	—	2,000,003	7,000,000	13,000,003	3,000,000	1,000,000	—	2,000,003	7,000,000	13,000,003
Northside, TX, Independent School District, School Building:
2.85%, 6/15/2035	8,000,000	2,000,000	5,000,000	2,000,003	8,000,000	25,000,003	8,000,000	2,000,000	5,000,000	2,000,003	8,000,000	25,000,003
Series 758, 3.46%, 2/15/2013	—	—	4,395,000	—	—	4,395,000	—	—	4,395,000	—	—	4,395,000
Plano, TX, Independent School District, Series PT-2428, 1.69%, 2/15/2024	—	—	—	5,395,003	—	5,395,003	—	—	—	5,395,003	—	5,395,003
San Antonio, TX, Electric & Gas Revenue:
Series 1700, 3.85%, 2/1/2010	—	—	6,530,000	—	—	6,530,000	—	—	6,530,000	—	—	6,530,000
Series PT-1706, 1.0%, 8/1/2012	—	—	—	1,295,002	—	1,295,002	—	—	—	1,295,002	—	1,295,002
3.28%, 5/15/2006	8,000,000	—	—	—	—	8,000,000	8,000,000	—	—	—	—	8,000,000
Series PT-1706, 3.85%, 8/1/2012	6,860,000	—	—	—	—	6,860,000	6,860,000	—	—	—	—	6,860,000
Texas, A & M University Revenues, Series 944, 2.32%, 5/15/2013	—	—	—	1,800,002	—	1,800,002	—	—	—	1,800,002	—	1,800,002
Texas, Hidalgo Willacy Housing Fince Corp., Multi-Family Housing Revenue, Series F18J, 3.96%, 1/1/2039	—	3,885,000	—	—	—	3,885,000	—	3,885,000	—	—	—	3,885,000
Texas, Lower Colorado River Authority:
3.45%, 5/25/2006	7,000,000	—	6,000,000	—	5,000,000	18,000,000	7,000,000	—	6,000,000	—	5,000,000	18,000,000
3.53%, 5/25/2006	—	—	—	3,000,003	—	3,000,003	—	—	—	3,000,003	—	3,000,003

Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 3.92%, 4/5/2023	5,760,000	—	—	—	—	5,760,000	5,760,000	—	—	—	—	5,760,000
Texas, Public Finance Authority:
Series B, 3.37%, 5/1/2006	—	—	—	—	4,359,000	4,359,000	—	—	—	—	4,359,000	4,359,000
3.4%, 5/1/2006	6,000,000	—	—	—	6,400,000	12,400,000	6,000,000	—	—	—	6,400,000	12,400,000

Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 3.8%, 10/1/2029	—	—	300,000	—	—	300,000	—	—	300,000	—	—	300,000
Texas, State General Obligation, Series R-4020, 3.84%, 10/1/2022	—	—	—	—	2,340,000	2,340,000	—	—	—	—	2,340,000	2,340,000
Texas, State General Obligation:		—	—	—	—	—		—	—	—	—	—
3.23%, 5/22/2006	3,500,000	—	—	—	—	3,500,000	3,500,000	—	—	—	—	3,500,000
3.53%, 6/7/2006	14,000,000	—	—	—	—	14,000,000	14,000,000	—	—	—	—	14,000,000

Texas, State Revenue Lease, Trust Certificates, Series 9056, 3.85%, 7/21/2010	—	—	—	—	10,990,000	10,990,000	—	—	—	—	10,990,000	10,990,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	—	9,100,000	17,600,000	5,100,000	22,200,000	54,000,000	—	9,144,286	17,685,652	5,124,822	22,308,038	54,262,798
Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%, 12/1/2034	5,000,000	—	—	—	—	5,000,000	5,000,000	—	—	—	—	5,000,000
Texas, University of Texas Permanent Fund, Series R-7517, 3.84%, 7/1/2020	5,155,000	—	—	—	—	5,155,000	5,155,000	—	—	—	—	5,155,000
Texas, University of Texas Revenue:	—	—	—	—		—	—	—	—	—		—
3.28%, 5/15/2006	—	—	—	—	10,000,000	10,000,000	—	—	—	—	10,000,000	10,000,000
3.3%, 6/5/2006	—	—	—	—	18,000,000	18,000,000	—	—	—	—	18,000,000	18,000,000
3.3%, 6/6/2006	—	—	10,600,000	3,000,003	—	13,600,003	—	—	10,600,000	3,000,003	—	13,600,003
3.51%, 8/3/2006	21,500,000	—	—	—	—	21,500,000	21,500,000	—	—	—	—	21,500,000
Series B-14, 3.82%, 8/15/2022	—	—	4,585,000	—	6,670,000	11,255,000	—	—	4,585,000	—	6,670,000	11,255,000
Texas, Water Development Board Revenue, Series 2187, 2.65%, 7/15/2021	—	—	10,860,000	—	—	10,860,000	—	—	10,860,000	—	—	10,860,000

Travis County, TX, Housing Finance Corp., Housing Finance Corp., Single Family Mortgage Revenue, Series P21U-D, AMT, 3.95%, 6/1/2039	—	—	2,575,000	—	—	2,575,000	—	—	2,575,000	—	—	2,575,000

Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%, 11/15/2035	2,000,000	800,000	—	2,000,003	6,200,000	11,000,003	2,000,000	800,000	—	2,000,003	6,200,000	11,000,003
Travis County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series P21U-D, AMT, 3.95%, 6/1/2039	—	—	—	2,400,003	—	2,400,003	—	—	—	2,400,003	—	2,400,003
Wylie, TX, Independent School District, Series R-3004, 3.84%, 8/15/2022	6,600,000	—	—	—	—	6,600,000	6,600,000	—	—	—	—	6,600,000

							172,283,000	38,946,550	130,320,652	30,314,850	190,782,038	562,647,090

Utah 0.5%

Alpine, UT, General Obligation, School District, Series PT-436, 3.84%, 3/15/2007	595,000	—	—	—	—	595,000	595,000	—	—	—	—	595,000
Alpine, UT, School District:
Series PT-436, 1.0%, 3/15/2007	—	—	4,125,000	—	—	4,125,000	—	—	4,125,000	—	—	4,125,000
Series PT-436, 1.12%, 3/15/2007	—	—	2,270,000	—	—	2,270,000	—	—	2,270,000	—	—	2,270,000
Murray City, UT, Hospital Revenue, IHC Health Services, Inc.:
Series C, 3.81%, 5/15/2036	—	—	300,000	—	—	300,000	—	—	300,000	—	—	300,000
Series D, 3.8%, 5/15/2036	—	—	150,000	—	2,475,000	2,625,000	—	—	150,000	—	2,475,000	2,625,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%, 7/1/2031	850,000	—	2,475,000	—	—	3,325,000	850,000	—	2,475,000	—	—	3,325,000

							1,445,000	—	9,320,000	—	2,475,000	13,240,000

Vermont 0.3%

Vermont, Municipal Bond Bank, Series R, 3.84%, 12/1/2021	6,320,000	—	—	—	—	6,320,000	6,320,000	—	—	—	—	6,320,000
Vermont, State Assistance Corp., Student Loan Revenue, 3.3%, 1/1/2008	1,500,000	—	—	500,030	—	2,000,030	1,500,000	—	—	500,030	—	2,000,030

							7,820,000	—	—	500,030	—	8,320,030

Virginia 0.4%

Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%, 1/15/2039	2,000,000	—	2,000,000	—	—	4,000,000	2,000,000	—	2,000,000	—	—	4,000,000
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%, 8/1/2020	3,900,000	—	—	—	—	3,900,000	3,900,000	—	—	—	—	3,900,000

Spotsylvania County, VA, Industrial Development Authority Revenue, 3.85%, 4/1/2023	—	—	—	—	1,300,000	1,300,000	—	—	—	—	1,300,000	1,300,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%, 1/1/2010	1,400,000	—	—	1,600,030	—	3,000,030	1,400,000	—	—	1,600,030	—	3,000,030

							7,300,000	—	2,000,000	1,600,030	1,300,000	12,200,030

Washington 3.1%

Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series PT-780, 1.0%, 1/1/2010	—	—	6,125,000	—	—	6,125,000	—	—	6,125,000	—	—	6,125,000

King County, WA, Housing Authority Revenue, Summerfield Apartments Project, 3.82%, 9/1/2035	—	—	—	1,655,010	—	1,655,010	—	—	—	1,655,010	—	1,655,010

King County, WA, Public Hospital District No. 002, Series R-6036, 3.84%, 12/1/2023	3,980,000	—	1,270,000	—	—	5,250,000	3,980,000	—	1,270,000	—	—	5,250,000
Lewis County, WA, Public Utilities District Number 1, 3.84%, 10/1/2023	4,330,000	2,000,000	—	—	—	6,330,000	4,330,000	2,000,000	—	—	—	6,330,000

Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 3.84%, 12/1/2025	—	1,840,000	—	—	3,995,000	5,835,000	—	1,840,000	—	—	3,995,000	5,835,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%, 12/1/2034	2,420,000	—	—	—	—	2,420,000	2,420,000	—	—	—	—	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 3.84%, 9/1/2022	4,950,000	—	—	—	—	4,950,000	4,950,000	—	—	—	—	4,950,000
Spokane, WA, Public Facilities District Hotel, Motel & Sales Use Tax, Series R-2041, 3.84%, 12/1/2023	—	3,140,000	—	—	—	3,140,000	—	3,140,000	—	—	—	3,140,000
Tacoma, WA, General Obligation, 3.23%, 5/1/2006	—	—	—	1,500,010	—	1,500,010	—	—	—	1,500,010	—	1,500,010
Washington, Municipal Securities Trust Certificates:
“A”, Series 2006-250, 3.85%, 8/14/2015	7,570,000	—	—	—	—	7,570,000	7,570,000	—	—	—	—	7,570,000
Series 9058, 3.85%, 9/23/2010	—	—	—	—	9,990,000	9,990,000	—	—	—	—	9,990,000	9,990,000
Washington, State General Obligation, Series A-11, 3.82%, 6/1/2017	2,740,000	—	5,655,000	—	—	8,395,000	2,740,000	—	5,655,000	—	—	8,395,000

Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%, 3/1/2035	3,950,000	—	—	—	—	3,950,000	3,950,000	—	—	—	—	3,950,000

Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%, 9/15/2039	8,000,000	—	—	—	—	8,000,000	8,000,000	—	—	—	—	8,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement:
Series A, AMT, 3.92%, 10/1/2041	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000	—	—	1,000,000
Series A, AMT, 3.92%, 10/1/2041	1,000,000	—	—	1,225,010		2,225,010	1,000,000	—	—	1,225,010	—	2,225,010
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 3.92%, 6/15/2037	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000	—	—	5,200,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%, 7/15/2038	3,000,000	—	—	—	—	3,000,000	3,000,000	—	—	—	—	3,000,000

Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%, 3/1/2041	1,550,000	—	910,000	—	—	2,460,000	1,550,000	—	910,000	—	—	2,460,000

							43,490,000	6,980,000	20,160,000	4,380,030	13,985,000	88,995,030

West Virginia 0.0%

Pewaukee, WI, Industrial Development Revenue, Gunner Press & Finishing Project, AMT, 3.95%, 9/1/2020	—	—	—	1,220,030	—	1,220,030	—	—	—	1,220,030	—	1,220,030

							—	—	—	1,220,030	—	1,220,030

Wisconsin 0.5%

Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.95%, 5/1/2015	—	—	960,000	—	—	960,000	—	—	960,000	—	—	1,920,000
Milwaukee, WI, Sewer Revenue, Series R-4500, 3.43%, 6/1/2022	—	—	—	—	3,590,000	3,590,000	—	—	—	—	3,590,000	7,180,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 3.95%, 9/1/2020	—	—	1,900,000	—	—	1,900,000	—	—	1,900,000	—	—	3,800,000
Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%, 12/1/2009	3,000,000	—	—	—	—	3,000,000	3,000,000	—	—	—	—	6,000,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic, Series B, 3.83%, 1/15/2036	—	—	5,000,000	—	—	5,000,000	—	—	5,000,000	—	—	10,000,000

							3,000,000	—	7,860,000	—	3,590,000	14,450,000

Total Investment Portfolio (Cost $831,744,559, $157,118,144, $646,305,073, $188,969,347, $1,000,030,872, respectively) 99.5%							831,744,559	157,118,144	646,305,073	188,369,347	1,000,030,872	2,823,567,995
Other Assets and Liabilities, Net 0.5%							7,373,997	1,306,263	8,652,903	2,798,464	(500,177)	19,631,450

Net Assets 100%							839,118,556	158,424,407	654,957,976	191,167,811	999,530,695	2,843,199,445

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of April 30, 2006 and of CAT Tax Exempt Portfolio, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	CAT Tax Exempt Portfolio	Cash Reserves Fund -Tax Free Series	Tax Free Money Fund Investment	DWS Tax Exempt Money Fund	DWS Tax Free Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Net Assets
DWS Tax Exempt Money Shares	$—	$—	$—	$654,957,976	$—	—	$654,957,976
Investment Class	$—	$—	$158,424,407	$—	$—	675,025,627	$833,450,034
Class AARP	$—	$—	$—	$—	$48,994,648	(48,994,648)	$—
Class S	$—	$—	$—	$—	$142,173,163	48,994,648	$191,167,811
Tax Free Shares	$—	$675,025,627	$—	$—	$—	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	$—	$—	$—	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	$—	$—	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	$—	$—	$—	—	$118,992,488
Service Shares	$21,053,584	$—	$—	$—	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	$—	$—	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	$—	$—	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	$158,424,407	$654,957,976	$191,167,811	—	$2,843,199,445

Shares Outstanding
DWS Tax Exempt Money Shares	—	—	—	654,938,087	—	—	654,938,087
Investment Class	—	—	158,423,067	—	—	675,110,168	833,533,235
Class AARP	—	—	—	—	49,053,471	(49,053,471)	—
Class S	—	—	—	—	141,931,454	49,053,471	190,984,925
Tax Free Shares	—	675,110,168	—	—	—	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	—	—	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	—	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	—	—	—	118,990,343
Service Shares	21,052,477	—	—	—	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	—	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	—	—	—	50,738,387
Net Asset Value per share
DWS Tax Exempt Money Shares	—	$—	$—	$1.00	$—	—	$1.00
Investment Class	$—	$—	$1.00	$—	$—	—	$1.00
Class AARP	$—	$—	$—	$—	$1.00	—	$—
Class S	$—	$—	$—	$—	$1.00	—	$1.00
Tax Free Shares	$—	$1.00	$—	$—	$—	—	$—
Institutional Shares	$1.00	$1.00	$—	$—	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	$—	$—	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	$—	$—	$—	—	$1.00
Service Shares	$1.00	$—	$—	$—	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	$—	$—	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	$—	$—	$—	—	$1.00

1)	Assumes the mergers had been consummated on April 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of CAT Tax Exempt Portfolio will be received by the shareholders of each Acquired Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT Tax Exempt Portfolio that actually will be received on or after such date.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of April 30, 2006 and of CAT Tax Exempt Portfolio, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	CAT Tax Exempt Portfolio	Cash Reserves Fund -Tax Free Series	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Net Assets
Investment Class	$—	$—	675,025,627	$675,025,627
Tax Free Shares	$—	$675,025,627	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	—	$1,838,649,251

Shares Outstanding
Investment Class	—	—	675,110,168	675,110,168
Tax Free Shares	—	675,110,168	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
Investment Class	$—	$—	—	$1.00
Tax Free Shares	$—	$1.00	—	$—
Institutional Shares	$1.00	$1.00	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

1)	Assumes the merger had been consummated on April 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of CAT Tax Exempt Portfolio will be received by the shareholders of Cash Reserves Tax Free Series on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT Tax Exempt Portfolio that actually will be received on or after such date.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of April 30, 2006 and of CAT Tax Exempt Portfolio, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	CAT Tax Exempt Portfolio	Tax Free Money Fund Investment	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Net Assets
Investment Class	$—	$158,424,407	—	$158,424,407
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$158,424,407	—	$997,542,963

Shares Outstanding
Investment Class	—	158,423,067	—	158,423,067
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
Investment Class	$—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

1)	Assumes the merger had been consummated on April 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of CAT Tax Exempt Portfolio will be received by the shareholders of Tax Free Money Investment on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT Tax Exempt Portfolio that actually will be received on or after such date.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of April 30, 2006 and of CAT Tax Exempt Portfolio, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	CAT Tax Exempt Portfolio	DWS Tax Exempt Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Net Assets
DWS Tax Exempt Money Shares	$—	$654,957,976	—	$654,957,976
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$654,957,976	—	$1,494,076,532

Shares Outstanding
DWS Tax Exempt Money Shares	—	654,938,087	—	654,938,087
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
DWS Tax Exempt Money Shares	—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

1)	Assumes the merger had been consummated on April 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of CAT Tax Exempt Portfolio will be received by the shareholders of DWS Tax Exempt Money Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT Tax Exempt Portfolio that actually will be received on or after such date.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of April 30, 2006 and of CAT Tax Exempt Portfolio, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	CAT Tax Exempt Portfolio	DWS Tax Free Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Net Assets
Class S	$—	$142,173,163	48,994,648	$191,167,811
Class AARP	$—	$48,994,648	(48,994,648)
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$191,167,811	—	$1,030,286,367

Shares Outstanding
Class S	—	141,931,454	49,053,471	190,984,925
Class AARP	—	49,053,471	(49,053,471)	—
Institutional Shares	370,371,394			370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
Class S	$—	$1.00	—	$1.00
Class AARP	$—	$1.00		$—
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

1)	Assumes the merger had been consummated on April 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of CAT Tax Exempt Portfolio will be received by the shareholders of DWS Tax Free Money Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT Tax Exempt Portfolio that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Combining Condensed Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

	CAT Tax Exempt Portfolio	Cash Reserves Fund -Tax Free Series	Tax Free Money Fund Investment	DWS Tax Exempt Money Fund	DWS Tax Free Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Investments at value	$831,744,559	$1,000,030,872	$157,118,144	$646,305,073	$188,369,347		$2,823,567,995
Cash	318,723	—	17,924	74,792	414,080		825,519
Other assets less liabilities	7,055,274	(500,177)	1,288,339	8,578,111	2,384,384		18,805,931

Total Net Assets	$839,118,556	$999,530,695	$158,424,407	$654,957,976	$191,167,811		$2,843,199,445

Net Assets
DWS Tax Exempt Money Shares	$—	$—	$—	$654,957,976	$—	—	$654,957,976
Investment Class	$—	$—	$158,424,407	$—	$—	675,025,627	$833,450,034
Class AARP	$—	$—	$—	$—	$48,994,648	(48,994,648)	$—
Class S	$—	$—	$—	$—	$142,173,163	48,994,648	$191,167,811
Tax Free Shares	$—	$675,025,627	$—	$—	$—	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	$—	$—	$—	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	$—	$—	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	$—	$—	$—	—	$118,992,488
Service Shares	$21,053,584	$—	$—	$—	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	$—	$—	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	$—	$—	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	$158,424,407	$654,957,976	$191,167,811	—	$2,843,199,445

Shares Outstanding
DWS Tax Exempt Money Shares	—	—	—	654,938,087	—	—	654,938,087
Investment Class	—	—	158,423,067	—	—	675,110,168	833,533,235
Class AARP	—	—	—	—	49,053,471	(49,053,471)	—
Class S	—	—	—	—	141,931,454	49,053,471	190,984,925
Tax Free Shares	—	675,110,168	—	—	—	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	—	—	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	—	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	—	—	—	118,990,343
Service Shares	21,052,477	—	—	—	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	—	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	—	—	—	50,738,387

Net Asset Value per share
DWS Tax Exempt Money Shares	—	$—	$—	$1.00	$—	—	$1.00
Investment Class	$—	$—	$1.00	$—	$—	—	$1.00
Class AARP	$—	$—	$—	$—	$1.00	—	$—
Class S	$—	$—	$—	$—	$1.00	—	$1.00
Tax Free Shares	$—	$1.00	$—	$—	$—	—	$—
Institutional Shares	$1.00	$1.00	$—	$—	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	$—	$—	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	$—	$—	$—	—	$1.00
Service Shares	$1.00	$—	$—	$—	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	$—	$—	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	$—	$—	$—	—	$1.00

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Combining Condensed Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

	CAT Tax Exempt Portfolio	Cash Reserves Fund -Tax Free Series	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Investments at value	$831,744,559	$1,000,030,872		$1,831,775,431
Cash	318,723	—		318,723
Other assets less liabilities	7,055,274	(500,177)		6,555,097

Total Net Assets	$839,118,556	$999,530,695		$1,838,649,251

Net Assets

Investment Class	$—	$—	675,025,627	$675,025,627
Tax Free Shares	$—	$675,025,627	(675,025,627)	$—
Institutional Shares	$370,355,609	$324,505,068	—	$694,860,677
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$999,530,695	—	$1,838,649,251

Shares Outstanding

Investment Class	—	—	675,110,168	675,110,168
Tax Free Shares	—	675,110,168	(675,110,168)	—
Institutional Shares	370,371,394	324,514,689	—	694,886,083
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share

Investment Class	$—	$—	—	$1.00
Tax Free Shares	$—	$1.00	—	$—
Institutional Shares	$1.00	$1.00	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Combining Condensed Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

	CAT Tax Exempt Portfolio	Tax Free Money Fund Investment	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Investments at value	$831,744,559	$157,118,144		$988,862,703
Cash	318,723	17,924		336,647
Other assets less liabilities	7,055,274	1,288,339		8,343,613

Total Net Assets	$839,118,556	$158,424,407		$997,542,963

Net Assets
Investment Class	$—	$158,424,407	—	$158,424,407
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$158,424,407	—	$997,542,963

Shares Outstanding
Investment Class	—	158,423,067	—	158,423,067
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
Investment Class	$—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Combining Condensed Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

	CAT Tax Exempt Portfolio	DWS Tax Exempt Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Investments at value	$831,744,559	$646,305,073		$1,478,049,632
Cash	318,723	74,792		393,515
Other assets less liabilities	7,055,274	8,578,111		15,633,385

Total Net Assets	$839,118,556	$654,957,976		$1,494,076,532

Net Assets
DWS Tax Exempt Money Shares	$—	$654,957,976	—	$654,957,976
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$654,957,976	—	$1,494,076,532

Shares Outstanding
DWS Tax Exempt Money Shares	—	654,938,087	—	654,938,087
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
DWS Tax Exempt Money Shares	—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Combinig Condensed Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

	CAT Tax Exempt Portfolio	DWS Tax Free Money Fund	Pro Forma Adjustments	CAT Tax Exempt Portfolio Pro Forma Combined
Investments at value	$831,744,559	$188,369,347		$1,020,113,906
Cash	318,723	414,080		732,803
Other assets less liabilities	7,055,274	2,384,384		9,439,658

Total Net Assets	$839,118,556	$191,167,811		$1,030,286,367

Net Assets
Class AARP	$—	$48,994,648	(48,994,648)	$—
Class S	$—	$142,173,163	48,994,648	$191,167,811
Institutional Shares	$370,355,609	$—	—	$370,355,609
Tax Exempt Cash Managed Shares	$247,517,035	$—	—	$247,517,035
Premier Money Market Shares	$118,992,488	$—	—	$118,992,488
Service Shares	$21,053,584	$—	—	$21,053,584
Capital Assets Funds Shares	$30,458,277	$—	—	$30,458,277
Davidson Cash Equivalent Shares	$50,741,563	$—	—	$50,741,563

Total Net Assets	$839,118,556	$191,167,811	—	$1,030,286,367

Shares Outstanding
Class AARP	—	49,053,471	(49,053,471)	—
Class S	—	141,931,454	49,053,471	190,984,925
Institutional Shares	370,371,394	—	—	370,371,394
Tax Exempt Cash Managed Shares	247,513,160	—	—	247,513,160
Premier Money Market Shares	118,990,343	—	—	118,990,343
Service Shares	21,052,477	—	—	21,052,477
Capital Assets Funds Shares	30,457,315	—	—	30,457,315
Davidson Cash Equivalent Shares	50,738,387	—	—	50,738,387

Net Asset Value per share
Class AARP	$—	$1.00	—	$—
Class S	$—	$1.00	—	$1.00
Institutional Shares	$1.00	$—	—	$1.00
Tax Exempt Cash Managed Shares	$1.00	$—	—	$1.00
Premier Money Market Shares	$1.00	$—	—	$1.00
Service Shares	$1.00	$—	—	$1.00
Capital Assets Funds Shares	$1.00	$—	—	$1.00
Davidson Cash Equivalent Shares	$1.00	$—	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED April 30, 2006 (Unaudited)

	CAT Tax Exempt Portfolio Portfolio	Cash Reserves Fund -Tax Free Series Free Series	Pro Forma Adjustments		CAT Tax Exempt Pro Forma Combined
Investment Income:
Interest income	$27,951,382	$25,305,931	—		$53,257,313

Total Investment Income	27,951,382	25,305,931			53,257,313
Expenses
Management Fees	1,595,008	2,491,469	(1,122,225	)(2)	2,964,252
Services to Shareholders	845,596	515,113	891,158	(3)	2,251,867
Custodian Fees	38,720	32,666	2,692	(3)	74,078
Fund Accounting	—	138,346	(138,346	)(3)	—
Distribution Service Fees	1,733,241	2,137,422	—		3,870,663
Auditing	52,559	43,248	(36,407	)(3)	59,400
Legal	59,341	38,318	(6,883	)(3)	90,776
Trustees Fees	46,668	38,793	21,471	(3)	106,932
Reports to Shareholders	66,614	35,108	38,678	(3)	140,400
Registration Fees	107,870	29,398	(61,628	)(3)	75,640
Other Expenses	61,850	49,326	2,635	(3)	113,811

Total expenses before reductions	4,607,467	5,549,207	(408,855)		9,747,819
Expense reductions	(54,395)	(14,384)	68,779	(4)	—

Expenses, net	4,553,072	5,534,823	(340,076)		9,747,819

Net investment income (loss)	23,398,310	19,771,108	340,076		43,509,494

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments, foreign currency related transactions	34,225	4,879	—		39,104

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$23,432,535	$19,775,987	$ 340,076		$43,548,598

Notes to Pro Forma Combining Financial Statements

April 30, 2006 (Unaudited)

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2006 for CAT Tax Exempt Portfolio and Cash Reserves Tax Free Fund, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from thoose estimates.
2.	Represents reduction in management fees resulting from the use of CAT Tax Exempt Portfolio’s management fee agreement, applied to the pro forma combined average daily net assets.
3.	Represents estimated increase (decrease) in expense resulting from the merger.
4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis	of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Cash Reserves Tax Free Fund in exchange for shares of CAT Tax Exempt Portfolio at net asset value. Following the acquisition, CAT Tax Exempt Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio	Valuation

Securities are valued utilizing the amortized cost methad permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal	Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, CAT Tax Exempt Portfolio intends to continue to qualify as a regulated investment company.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED April 30, 2006 (Unaudited)

	CAT Tax Exempt Portfolio	DWS Tax Exempt Money Fund	Pro Forma Adjustments		CAT TaxExempt Portfolio Pro Forma Combined
Investment Income:
Interest income	$27,951,382	$19,397,158	—		$47,348,540

Total Investment Income	27,951,382	19,397,158			47,348,540
Expenses
Management Fees	1,595,008	1,792,981	(666,546	)(2)	2,721,443
Services to Shareholders	845,596	596,621	(92,181	)(3)	1,350,036
Custodian Fees	38,720	27,866	550	(3)	67,136
Distribution Service Fees	1,733,241	—	—		1,733,241
Auditing	52,559	41,092	(34,251	)(3)	59,400
Legal	59,341	31,924	(17,819	)(3)	73,446
Trustees Fees	46,668	56,091	(49,083	)(3)	53,676
Reports to Shareholders	66,614	7,886	47,816	(3)	122,316
Registration Fees	107,870	30,777	(63,007	)(3)	75,640
Other Expenses	61,850	45,311	24,878	(3)	132,039

Total expenses before reductions	4,607,467	2,630,549	(849,643)		6,388,373
Expense reductions	(54,395)	(14,930)	69,325	(4)	—

Expenses, net	4,553,072	2,615,619	(780,318)		6,388,373

Net investment income (loss)	23,398,310	16,781,539	780,318		40,960,167

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments, foreign currency related transactions	34,225	(27,652)	—		6,573

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$23,432,535	$16,753,887	$780,318		$40,966,740

Notes to Pro Forma Combining Financial Statements

April 30, 2006 (Unaudited)

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2006 for CAT Tax Exempt Portfolio and DWS Tax Exempt Money Fund, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from thoose estimates.
2.	Represents reduction in management fees resulting from the use of CAT Tax Exempt Portfolio’s management fee agreement, applied to the pro forma combined average daily net assets.
3.	Represents estimated increase (decrease) in expense resulting from the merger.
4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis	of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS Tax Exempt Money Fund in exchange for shares of CAT Tax Exempt Portfolio at net asset value. Following the acquisition, CAT Tax Exempt Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio	Valuation

Securities are valued utilizing the amortized cost methad permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal	Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, CAT Tax Exempt Portfolio intends to continue to qualify as a regulated investment company.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED April 30, 2006 (Unaudited)

	CAT Tax Exempt Portfolio	DWS Tax Fee Money Fund	Pro Forma Adjustments		CAT Tax Exempt Portfolio Pro Forma Combined
Investment Income:
Interest income	$27,951,382	$5,805,414	—		$33,756,796

Total Investment Income	27,951,382	5,805,414			33,756,796
Expenses
Management Fees	1,595,008	1,028,541	(734,257	)(2)	1,889,292
Services to Shareholders	845,596	234,583	(27,107	)(3)	1,053,072
Custodian Fees	38,720	12,271	3,461	(3)	54,452
Fund Accounting	—	43,425	(43,425	)(3)	—
Distribution Service Fees	1,733,241	—	—		1,733,241
Auditing	52,559	52,502	(39,061	)(3)	66,000
Legal	59,341	11,998	14,169	(3)	85,508
Trustees Fees	46,668	7,442	(22,665	)(3)	31,445
Reports to Shareholders	66,614	23,892	65,626	(3)	156,132
Registration Fees	107,870	48,575	(80,805	)(3)	75,640
Other Expenses	61,850	21,523	5,838	(3)	89,211

Total expenses before reductions	4,607,467	1,484,752	(858,226)		5,233,993
Expense reductions	(54,395)	(70,849)	125,244	(4)	—

Expenses, net	4,553,072	1,413,903	(732,982)		5,233,993

Net investment income (loss)	23,398,310	4,391,511	732,982		28,522,803

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	34,225	36,284	—		70,509
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$23,432,535	$4,427,795	$732,982		$28,593,312

Notes to Pro Forma Combining Financial Statements

April 30, 2006 (Unaudited)

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2006 for CAT Tax Exempt Portfolio and DWS Tax Free Money Fund, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

2.	Represents reduction in management fees resulting from the use of CAT Tax Exempt Portfolio’s management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS Tax Free Money Fund in exchange for shares of CAT Tax Exempt Portfolio at net asset value. Following the acquisition, CAT Tax Exempt Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, CAT Tax Exempt Portfolio intends to continue to qualify as a regulated investment company.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED April 30, 2006 (Unaudited)

	CAT Tax Exempt Portfolio Portfolio	Tax Free Money Fund Investment Investment	Pro Forma Adjustments		CAT Tax Exempt Pro Forma Combined
Investment Income:
Interest income	$27,951,382	$5,195,897	—		$33,147,279

Total Investment Income	27,951,382	5,195,897			33,147,279
Expenses
Management Fees	1,595,008	276,081	75,476	(2)	1,946,565
Services to Shareholders	845,596	—	400,299	(3)	1,245,895
Administrative Fee	—	1,104,327	(1,104,327	)(3)	—
Custodian Fees	38,720	—	8,832	(3)	47,552
Distribution Service Fees	1,733,241	—	—		1,733,241
Auditing	52,559	41,265	(46,424	)(3)	47,400
Legal	59,341	28,411	(10,224	)(3)	77,528
Trustees Fees	46,668	8,665	(20,101	)(3)	35,232
Reports to Shareholders	66,614	14,875	34,695	(3)	116,184
Registration Fees	107,870	23,709	(55,939	)(3)	75,640
Other Expenses	61,850	14,225	1,676	(3)	77,751

Total expenses before reductions	4,607,467	1,511,558	(716,037)		5,402,988
Expense reductions	(54,395)	(139,362)	193,757	(4)	—

Expenses, net	4,553,072	1,372,196	(522,280)		5,402,988

Net investment income (loss)	23,398,310	3,823,701	522,280		27,744,291

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments, foreign currency related transactions	34,225	(2,157)	—		32,068

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$23,432,535	$3,821,544	$522,280		$27,776,359

Notes to Pro Forma Combining Financial Statements

April 30, 2006 (Unaudited)

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2006 for CAT Tax Exempt Portfolio and Tax Free Money Fund Investment, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from thoose estimates.
2.	Represents reduction in management fees resulting from the use of CAT Tax Exempt Portfolio’s management fee agreement, applied to the pro forma combined average daily net assets.
3.	Represents estimated increase (decrease) in expense resulting from the merger.
4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis	of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Tax Free Money Fund Investment in exchange for shares of CAT Tax Exempt Portfolio at net asset value. Following the acquisition, CAT Tax Exempt Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio	Valuation

Securities are valued utilizing the amortized cost methad permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal	Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, CAT Tax Exempt Portfolio intends to continue to qualify as a regulated investment company.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED April 30, 2006 (Unaudited)

	CAT Tax Exempt Portfolio	Cash Reserves Fund -Tax Free Series	Tax Free Money Fund Investment	DWS Tax Exempt Money Fund	DWS Tax Fee Money Fund	Pro Forma Adjustments		CAT Tax Exempt Portfolio Pro Forma Combined
Investment Income:
Interest income	$27,951,382	$25,305,931	$5,195,897	$19,397,158	$5,805,414	—		$83,655,782

Total Investment Income	27,951,382	25,305,931	5,195,897	19,397,158	5,805,414			83,655,782
Expenses
Management Fees	1,595,008	2,491,469	276,081	1,792,981	1,028,541	(2,529,268	)(2)	4,654,812
Services to Shareholders	845,596	515,113	—	596,621	234,583	1,119,635	(3)	3,311,548
Administrative Fee	—	—	1,104,327	—	—	(1,104,327	)(3)	—
Custodian Fees	38,720	32,666	—	27,866	12,271	7,015	(3)	118,538
Fund Accounting	—	138,346	—	—	43,425	(181,771	)(3)	—
Distribution Service Fees	1,733,241	2,137,422	—	—	—	—		3,870,663
Auditing	52,559	43,248	41,265	41,092	52,502	(171,266	)(3)	59,400
Legal	59,341	38,318	28,411	31,924	11,998	3,128	(3)	173,120
Trustees Fees	46,668	38,793	8,665	56,091	7,442	(53,818	)(3)	103,841
Reports to Shareholders	66,614	35,108	14,875	7,886	23,892	77,921	(3)	226,296
Registration Fees	107,870	29,398	23,709	30,777	48,575	(45,937	)(3)	194,392
Other Expenses	61,850	49,326	14,225	45,311	21,523	18,824	(3)	211,059

Total expenses before reductions	4,607,467	5,549,207	1,511,558	2,630,549	1,484,752	(2,859,864)		12,923,669
Expense reductions	(54,395)	(14,384)	(139,362)	(14,930)	(70,849)	293,920	(4)	—

Expenses, net	4,553,072	5,534,823	1,372,196	2,615,619	1,413,903	(2,565,944)		12,923,669

Net investment income (loss)	23,398,310	19,771,108	3,823,701	16,781,539	4,391,511	2,565,944		70,732,113

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	34,225	4,879	(2,157)	(27,652)	36,284	—		45,579
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—	—	—	—		—

Net increase in net assets from operations	$23,432,535	$19,775,987	$3,821,544	$16,753,887	$4,427,795	$2,565,944		$70,777,692

Notes to Pro Forma Combining Financial Statements

April 30, 2006 (Unaudited)

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2006 for CAT Tax Exempt Portfolio, Cash Reserves Tax Free Fund, Tax Free Money Fund Investment, DWS Tax Exempt Money Fund and DWS Tax Free Money Fund, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

2.	Represents reduction in management fees resulting from the use of CAT Tax Exempt Portfolio’s management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Cash Reserves Tax Free Fund, Tax Free Money Fund Investment, DWS Tax Exempt Money Fund and DWS Tax Free Money Fund in exchange for shares of CAT Tax Exempt Portfolio at net asset value. Following the acquisition, CAT Tax Exempt Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, CAT Tax Exempt Portfolio intends to continue to qualify as a regulated investment company.

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust	DWS International Fund	DWS Variable Series II

Government & Agency Securities	DWS International Select Equity Fund	DWS Balanced VIP

Portfolio	DWS Investments VIT Funds	DWS Blue Chip VIP

Money Market Portfolio	DWS RREEF Real Estate Securities VIP	DWS Conservative Allocation VIP

Tax-Exempt Portfolio	DWS Small Cap Index VIP	DWS Core Fixed Income VIP

Cash Management Fund Institutional	DWS Davis Venture Value VIP	DWS Equity 500 Index VIP

Cash Management Fund Investment	DWS Dreman Financial Services VIP	DWS Japan Equity Fund

Cash Reserve Fund	DWS Large Cap Value Fund	DWS Dreman High Return Equity VIP

Prime Series	DWS Large Company Growth Fund	DWS Dreman Small Cap Value VIP

Tax-Free Series	DWS Latin America Equity Fund	DWS Global Thematic VIP

Treasury Series	DWS Lifecycle Long Range Fund	DWS Government & Agency Securities VIP

Daily Assets Fund Institutional	DWS Growth Allocation VIP	DWS Managed Municipal Bond Fund

DWS Balanced Fund	DWS Massachusetts Tax-Free Fund	DWS High Income VIP

DWS Blue Chip Fund	DWS Micro Cap Fund	DWS Income Allocation VIP

DWS California Tax Free Income Fund	DWS International Select Equity VIP	DWS Mid Cap Growth Fund

DWS Capital Growth Fund	DWS Moderate Allocation Fund	DWS Janus Growth & Income VIP

DWS Cash Investment Trust	DWS Money Market Fund	DWS Janus Growth Opportunities VIP

DWS Commodity Securities Fund	DWS Large Cap Value VIP	DWS Money Market Series

DWS Communications Fund	DWS New York Tax-Free Income Fund	DWS Mercury Large Cap Core VIP

DWS Conservative Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS MFS Strategic Value VIP

DWS Core Fixed Income Fund	DWS RREEF Real Estate Securities Fund	DWS Mid Cap Growth VIP

DWS Core Plus Income Fund	DWS S&P 500 Index Fund	DWS Moderate Allocation VIP

DWS Dreman Concentrated Value Fund	DWS Money Market VIP	DWS Short Duration Fund

DWS Dreman Financial Services Fund	DWS Oak Strategic Equity VIP	DWS Short Duration Plus Fund

DWS Dreman High Return Equity Fund	DWS Salomon Aggressive Growth VIP	DWS Short Term Bond Fund

DWS Dreman Mid Cap Value Fund	DWS Small Cap Growth VIP	DWS Short-Term Municipal Bond Fund

DWS Dreman Small Cap Value Fund	DWS Strategic Income VIP	DWS Small Cap Core Fund

DWS EAFE Equity Index Fund	DWS Small Cap Growth Fund	DWS Technology VIP

DWS Emerging Markets Equity Fund	DWS Templeton Foreign Value VIP	DWS Small Cap Value Fund

DWS Emerging Markets Fixed Income Fund	DWS Turner Mid Cap Growth VIP	DWS Strategic Income Fund

DWS Enhanced S&P 500 Index Fund	Investors Cash Trust	DWS Target 2006 Fund

DWS Equity 500 Index Fund	DWS Target 2008 Fund	Government & Agency Securities Portfolio

DWS Equity Income Fund	DWS Target 2010 Fund	Treasury Portfolio

DWS Equity Partners Fund	DWS Target 2011 Fund	Investors Municipal Cash Fund

DWS Europe Equity Fund	DWS Target 2012 Fund	Investors Florida Municipal Cash Fund

DWS Global Bond Fund	DWS Target 2013 Fund	Investors Michigan Municipal Cash Fund

DWS Global Opportunities Fund	DWS Target 2014 Fund	Investors New Jersey Municipal Cash Fund

DWS Global Thematic Fund	DWS Tax Free Money Fund	Investors Pennsylvania Municipal Cash

DWS GNMA Fund	DWS Tax-Exempt Money Fund	Fund

DWS Gold & Precious Metals Fund	DWS Technology Fund	Tax-Exempt New York Money Market Fund

DWS Government & Agency Money Fund	DWS U.S. Bond Index Fund	Money Market Fund Investment

DWS Growth & Income Fund	DWS U.S. Government Securities Fund	New York Tax Free Money Fund

DWS Growth Allocation Fund	DWS U.S. Treasury Money Fund	Tax Exempt California Money Market Fund

DWS Growth Plus Allocation Fund	DWS Value Builder Fund	Tax Free Money Fund Investment

DWS Health Care Fund	DWS Variable Series I	Treasury Money Fund Institutional

DWS High Income Fund	DWS Bond VIP

DWS High Income Plus Fund	DWS Capital Growth VIP

DWS High Yield Tax Free Fund	DWS Global Opportunities VIP

DWS Inflation Protected Plus Fund	DWS Growth & Income VIP

DWS Intermediate Tax/AMT Free Fund	DWS Health Care VIP

DWS International Equity Fund	DWS International VIP

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund's Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to \Authorized Third Parties, a person authorized by a fund's Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust	DWS GNMA Fund
DWS Short Term Bond Fund
Government & Agency Securities	DWS Gold & Precious Metals Fund
DWS Short-Term Municipal Bond Fund
Portfolio	DWS Growth & Income Fund
DWS Small cap Core Fund
Money Market Portfolio	DWS Growth Allocation Fund
DWS Small Cap Growth Fund
Tax-Exempt Portfolio	DWS Growth Plus Allocation Fund
DWS Small Cap Value Fund
Cash Management Fund Institutional	DWS Health Care Fund
DWS Strategic Income Fund
Cash Management Fund Investment	DWS High Income Fund
DWS Target 2008 Fund
Cash Reserve Fund, Inc.	DWS High Income Plus Fund
DWS Target 2010 Fund
Prime Series	DWS High Yield Tax Free Fund
DWS Target 2011 Fund
Tax-Free Series	DWS Inflation Protected Plus Fund
DWS Target 2012 Fund
Treasury Series	DWS Intermediate Tax/AMT Free Fund
DWS Target 2013 Fund
Cash Reserves Fund Institutional	DWS International Equity Fund
DWS Target 2014 Fund
Daily Assets Fund Institutional	DWS International Fund
DWS Tax Free Money Fund
DWS Balanced Fund	DWS International Select Equity Fund
DWS Technology Fund
DWS Blue Chip Fund	DWS International Value Opportunities
DWS U.S. Bond Index Fund
DWS California Tax-Free Income Fund	Fund
DWS U.S. Government Securities Fund
DWS Capital Growth Fund	DWS Japan Equity Fund
DWS U.S. Treasury Money Fund
DWS Cash Investment Trust	DWS Large Cap Value Fund
DWS Value Builder Fund
DWS Commodity Securities Fund	DWS Large Company Growth Fund
Investors Cash Trust
DWS Communications Fund	DWS Latin America Equity Fund
Government & Agency Securities
DWS Conservative Allocation Fund	DWS Lifecycle Long Range Fund
Portfolio
DWS Core Fixed Income Fund	DWS Managed Municipal Bond Fund
Treasury Portfolio
DWS Core Plus Allocation Fund	DWS Massachusetts Tax-Free Fund
Investors Municipal Cash Fund
DWS Core Plus Income Fund	DWS Micro Cap Fund
Investors Florida Municipal cash
DWS Disciplined Market Neutral Fund	DWS Mid Cap Growth Fund
Fund
DWS Dreman concentrated Value Fund	DWS Moderate Allocation Fund
Investors Michigan Municipal Cash
DWS Dreman Financial Services Fund	DWS Money Funds
Fund
DWS Dreman High Return Equity Fund	DWS Government & Agency Money Fund
Investors New Jersey Municipal
DWS Dreman Mid Cap Value Fund	DWS Money Market Prime Series
Cash Fund
DWS Dreman Small Cap Value Fund	DWS Tax-Exempt Money Fund
Investors Pennsylvania Municipal
DWS EAFE(R) Equity Index Fund	DWS Money Market Series
Cash Fund
DWS Emerging Markets Equity Fund	DWS New York Tax-Free Income Fund
Tax-Exempt New York Money Market
DWS Emerging Markets Fixed Income Fund	DWS Pacific Opportunities Equity Fund
Fund
DWS Enhanced S&P 500 Index Fund	DWS RREEF Global Real Estate
Money Market Fund Investment
DWS Equity 500 Index Fund	Securities Fund
NY Tax Free Money Fund
DWS Equity Income Fund	DWS RREEF Real Estate Securities Fund
Tax Free Money Fund Investment
DWS Equity Partners Fund	DWS S&P 500 Index Fund
Tax-Exempt California Money Market Fund
DWS Europe Equity Fund	DWS Short Duration Fund
Treasury Money Fund
DWS Global Bond Fund	DWS Short Duration Plus Fund
Treasury Money Fund Investment
DWS Global Opportunities Fund
DWS Global Thematic Fund
The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sa le and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative , sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list , or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above :

Channel: Broker-Dealers and Financial Advisors

AG Edwards & Sons Inc.

AIG	Advisors Group
Cadaret,	Grant & Co. Inc.
Brown	Brothers Harriman
Capital	Analyst, Incorporated
Citicorp	Investment Services
Citigroup	Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel:	Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Comp any)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S. A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

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Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

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Appendix A

INVESTORS CASH TRUST

Treasury Portfolio

Investment Class

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

Tax-Free Investment Class

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Investment Class shares of the Treasury Portfolio, a series of Investors Cash Trust and the Tax-Free Investment Class shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-730-1313. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

This combined Statement of Additional Information contains information about Tax-Free Investment Class (“Investment Class”) of the Tax-Exempt Portfolio (a “Portfolio”) offered by Cash Account Trust (a “Trust”) and Investment Class (collectively the “Investment Class”) of Treasury Portfolio (a “Portfolio,” collectively “the Portfolios”) offered by Investors Cash Trust (a “Trust,” collectively the “Trusts”).

INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities; or

(7)	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii)	Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)	Invest more than 10% of net assets in illiquid securities.

(iv)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

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INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and Treasury Portfolio. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its

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Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s Advisor. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

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Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Portfolio. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

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Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for

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instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio’s Board has approved policies established by a Portfolio’s Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government & Agency Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A

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Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

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Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes,

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construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on Portfolios for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event

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of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a Portfolio’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

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A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and

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others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios’ prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.

Each Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians,

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independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portfolio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees. Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

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There is no assurance that the Portfolios’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio.

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Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the “Agreements”) were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing each Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

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The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio’s Tax-Free Investment Class shares total operating expenses at 0.73% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio’s entire investment management fee.

Three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Portfolio’s Investment Class shares total operating expenses at 0.71% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to separate underwriting and distribution services agreements (the “Distribution Agreements”), DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio’s shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Administrative services are provided to the Portfolios under separate Administration and Shareholder Services Agreements (the “Services Agreements”) with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreements. The Services Agreements authorize the Portfolios to pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of up to 0.07% of average daily net assets of the Investment Class shares of each Portfolio.

DWS-SDI enters into related administration services and selling group agreements (“services agreements”) with firms to provide services for shareholders of the Investment Class shares of each Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.07% of average daily net assets of those accounts in the Investment Class shares of the Tax-Exempt Portfolio and the Treasury Portfolio that they maintain and service. DWS-SDI may pay such firms using the fee that DWS-SDI receives under the Services Agreements. DWS-SDI also may provide some of the services for the Investment Class shares of each Portfolio and retain any portion of the fee under the Service Agreements to compensate itself for such services. DWS-SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services provided. Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Investment Class of the Portfolios.

Rule 12b-1 Plans

Each Portfolio has adopted for the Investment Class shares a plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreements and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Investment Class of the Tax-Exempt Portfolio and the Treasury Portfolio. Expenditures by DWS-SDI on behalf of Investment Class of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

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The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Investment Class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Investment Class shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the 12b-1 Plans, or by a vote of the majority of the outstanding voting securities of the Investment Class of that Portfolio. The Investment Class shares of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, DWS-SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

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SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis

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of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

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FEDERAL

Tax Equivalent Yields DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective Federal Rate	Federal Tax Bracket
30,651 - 74,200	25.00%	25.00%	61,301 - 123,700	25.00%	25.00%
74,201 - 154,800	28.00%	28.00%	123,701 - 188,450	28.00%	28.00%
154,801 - 336,550	33.00%	33.00%	188,451 - 336,550	33.00%	33.00%
over 336,551	35.00%	35.00%	over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any state, local or city tax rates.

2)	The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to a Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor,

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also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks (“firms”). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Investment Class shares of each Portfolio of $2,000 and $100 for subsequent investments, but these minimums may be changed at anytime in management’s discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolios’ prospectus.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. We do not accept checks drawn on foreign banks.

Please contact your financial advisor for wire instructions and purchase orders. If planning to make a payment inwired federal funds, please call (800) 730-1313 for instructions.

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Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio’s present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

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Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

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You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio’s agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio’s liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

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The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-730-1313. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone 1-800-730-1313 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

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Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-730-1313 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the

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owner’s designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-800-730-1313 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special

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Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio’s Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might

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supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Treasury Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio does not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of

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the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.

The following individuals hold the samePrincipal position with the Portfolios and the Trusts.

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Occupation(s)

Independent Board Members

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

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Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies) .	72

* Inception date of the corporation which was the predecessor to the L.L.C

Officers(2)

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). Each Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolio and receives a management fee for its services.

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The Board established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

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Name of Board Member	Compensation from Tax-Exempt Portfolio	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3)(4)(5)
John W. Ballantine	$5,430	$1,870	$0	$215,150
Donald L. Dunaway(1)	$5,510	$1,940	$0	$224,660
James R. Edgar(2)	$4,580	$1,610	$0	$173,790
Paul K. Freeman	$5,480	$1,890	$0	$215,150
Robert B. Hoffman	$4,930	$1,710	$0	$187,940
William McClayton	$4,750	$1,680	$0	$181,180
Shirley D. Peterson(6)	$5,290	$1,870	$0	$208,580
Robert H. Wadsworth	$4,520	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Mr. Dunaway are $27 and from the Tax-Exempt Portfolio are $179.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Governor Edgar are $8,696 and from the Tax-Exempt Portfolio are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not

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available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Portfolio and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

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Name of Board Member	Dollar Range of Securities Owned in Tax-Exempt Portfolio	Dollar Range of Securities Owned in Treasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	None	Over $100,000
Donald L. Dunaway*	None	None	Over $100,000
James R. Edgar*	None	None	Over $100,000
Paul K. Freeman	None	None	$1-$10,000**
Robert B. Hoffman	None	None	Over $100,000
William McClayton	None	None	$50,001 - $100,000***
Shirley D. Peterson	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

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As of July 18, 2006, all Board Members and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts’ knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below: As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares. As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

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TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

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Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declarations of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for

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proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

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FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of ICT: Treasury Portfolio’s Investment Class shares is 461473860.

The CUSIP number of CAT: Tax-Exempt Portfolio’s Investment Class shares is 147539621.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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Appendix B

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

STATEMENT OF ADDITIONAL INFORMATION

DWS Tax-Exempt Cash Institutional Shares

Tax-Exempt Cash Managed Shares

August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS Tax-Exempt Cash Institutional Shares and Tax-Exempt Cash Managed Shares of the Portfolio, each dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-537-3177, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to shareholders of the Portfolio, dated April 30, 2006, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-537-3177. The financial statements contained therein, together with the accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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This combined Statement of Additional Information contains information about the DWS Tax-Exempt Cash Institutional Shares (“Institutional Shares”) and Tax-Exempt Cash Managed Shares (“Managed Shares”) (collectively the “Shares”) of Tax-Exempt Portfolio (the “Portfolio”) offered by Cash Account Trust (the “Trust”).

INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental) may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors’ money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio The Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission (the “SEC”), the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The

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Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s investment manager. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial

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statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio’s limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

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Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio’s decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the funds may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

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Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Portfolio’s Board of Trustees has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management’s appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Portfolio. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality

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investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Portfolio’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio.

The Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days’ notice, of all or any part of such Portfolio’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

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Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by the Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Portfolio may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

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Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. The Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller

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of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the Portfolio’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Portfolio may have the following features: (1) they will be in writing and will be physically held by the Portfolio’s custodian; (2) the Portfolio’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio’s acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

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The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio’s investments and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

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Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio’s average maturity. As a result, the Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio’s prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed o certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

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Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIO

Investment Advisor. On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without

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compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open-and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio’s portfolio consistent with the Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust’ s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust’s federal, state and local tax returns; preparing and filing the Trust’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting

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and legal issues; establishing and monitoring the Trust’s operating budget; processing the payment of the Trust’s bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the Agreement, Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, $1,783,751 and $1,412,728 for the fiscal years ended April 30, 2006, 2005 and 2004, respectively.

From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolio’s expense.

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Code of Ethics

The Trust, the Advisor and principal f have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to an underwriting and distribution services agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through a Portfolio.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the distribution agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Portfolio.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trust as defined under the 1940 Act.

Administrative services are provided to the Managed Shares of the Portfolio under a Shareholder Services Agreement (“Services Agreement”) with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreement between DWS-SDI and the Portfolio, including the payment of service fees. Currently, Managed Shares of the Portfolio pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to Managed Shares of the Portfolio. This rate may be increased up to 0.25% by the Board. The administrative service fee is paid pursuant to a Rule 12b-1 Plan, as described below.

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During the fiscal years ended April 30, 2006, 2005 and 2004, Managed Shares paid a service fee of $549,290, 651,638 and $461,470, respectively.

During the calendar year ended 2005, Managed Shares paid $358,957 in administrative service fees to firms.

DWS-SDI has entered into related administration services and selling group agreements (“services agreements”) with various banks, broker-dealers and other service or administrative firms to provide cash distribution, management and other services for the Portfolio’s shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. Currently, DWS-SDI pays such firms for services at a maximum annual rate of 0.15% of average daily net assets of those accounts in the Managed Shares that they maintain and service. DWS-SDI may pay such firms using the fee that DWS-SDI receives under the Services Agreements. DWS-SDI in its discretion may pay certain firms additional amounts for Managed Shares or for Cash Institutional Shares. Firms to which service fees may be paid may include affiliates of DWS-SDI. DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for administrative functions performed for the Managed Shares of the Portfolio.

The Portfolio has adopted for the Managed Shares Class a separate Rule 12b-1 Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Managed Shares pay an administrative service fee to DWS-SDI as a percentage of average daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plan authorizes the payment of up to 0.25% for the Managed Shares, but currently Managed Shares make payments equal to 0.15% of average daily net assets pursuant to the Plan. The Plan continues for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the Managed Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Managed Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Managed Shares of the Portfolio. Managed Shares of the Portfolio will vote separately with respect to the Plan.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolio’s included in the Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.

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Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio. SSB also acts as Transfer Agent for the Portfolio. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, MO 64105-1614; an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives, as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are

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generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

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Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio’s Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rate schedules.

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FEDERAL

Tax Equivalent Yields

DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket
30,651 -74,200	25.00%	25.00%
74,201 -154,800	28.00%	28.00%
154,801 -336,550	33.00%	33.00%
over 336,551	35.00%	35.00%
61,301 - 123,700	25.00%	25.00%
123,701 -188,450	28.00%	28.00%
188,451 -336,550	33.00%	33.00%
over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

10.00%	15.00%	25.00%	28.00%	33.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%

If your federal effective tax rate in 2005 is:

35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

3.08%	2.67%	2.78%	2.99%	3.08%
4.62%	4.00%	4.17%	4.48%	4.62%
6.15%	5.33%	5.56%	5.97%	6.15%
7.69%	6.67%	6.94%	7.46%	7.69%
9.23%	8.00%	8.33%	8.96%	9.23%
10.77%	9.33%	9.72%	10.45%	10.77%
12.31%	10.67%	11.11%	11.94%	12.31%
13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1) This chart does not take into consideration any state, local or city tax rates.

2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm.

The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio’s assets, up to 0.03 of 1% for Institutional Shares and 0.10% of Managed Shares for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio’s net asset value next computed after acceptance by such financial

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institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.

Purchase of Shares

Shares of the Portfolio are sold at net asset value next determined after an order and payment are received in the form described in the prospectus. Investors must indicate the class of shares in the Portfolio in which they wish to invest. The Portfolio has established a minimum initial investment for the Managed Shares of $100,000 and $1,000 ($100 for IRAs and $50 for automatic investment plans) for each subsequent investment. The minimal initial investment for the Institutional Shares is $1,000,000. There is no minimum for each subsequent investment for the Institutional Shares. These minimums may be changed at anytime in management’s discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Portfolio seeks to remain as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolio’s prospectus.

The Portfolio is open for business each day the New York Stock Exchange is open. Normally, the Portfolio calculates its share price every business day: at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day’s dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Tax-Exempt Portfolio 148 (Institutional Shares) or 248 (Managed Shares): 98-0119-985-4) and further credit to your account number.

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Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, the Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio’s present policy to redeem in cash, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be

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liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolio will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Portfolio, the Portfolio’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Portfolio then in the account and available for redemption. The Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you

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will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Portfolio may also require that you put your request in writing so that the portfolio will receive it within 14 days after you call. If you order the Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and the Portfolio does not do so, the Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Portfolio, the Portfolio’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Portfolio’s agreement with you, the Portfolio may be liable for your losses or damages. The Portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Portfolio’s liability shall not exceed the amount of the transfer in question.

The portfolio, the portfolio’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the portfolio written permission.

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The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-537-3177 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft (Managed Shares Only). Upon request, shareholders will be provided with drafts to be drawn on the Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000. If the check is less than $1,000 a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute

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shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered. Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be

28

suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program (Managed Shares Only). An owner of $5,000 or more of the Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the owner’s designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company (“SSB”). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World Wide Web Site. Scudder maintains a Web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the

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Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $100,000 and $1,000,000 for the Managed and Institutional Shares of the Portfolio, respectively, and must maintain a minimum account value of $1,000 in the Portfolio in which dividends are reinvested.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, excluding market discount for the Portfolio, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On

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the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

The Portfolio intends to continue to qualify under the Internal Revenue Code of 1986, as amended (the “Code”) as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. The Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8,1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Portfolio, and 50% of Social Security benefits.

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The tax exemption of dividends from the Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

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Independent Board Members

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior 68 thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	68

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	68

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	68

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	68

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)
Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios’ financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios’ Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios’ securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios’ investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

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The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

Name of Trustee	Compensation from Tax-Exempt Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$8,680	$0	$215,150
Donald L. Dunaway(1)	$5,510	$0	$224,660
James R. Edgar(2)	$4,580	$0	$173,790
Paul K. Freeman	$5,480	$0	$215,150
Robert B. Hoffman	$4,930	$0	$187,940
William McClayton	$4,750	$0	$181,180
Shirley D. Peterson(6)	$5,290	$0	$208,580
Robert H. Wadsworth	$4,520	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

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(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned in Cash Account Trust	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	Over $ 100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can

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be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

Securities Beneficially Owned

As of July 18, 2006,, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Portfolio’s knowledge, as of July 18, 2006,, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct.

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#X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

TRUST ORGANIZATION

The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Money Market Shares, Institutional Select Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, DWS Tax-Exempt Cash Institutional Shares, Service Shares, and Tax-Exempt Cash Managed Shares,.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different

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classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust as amended of the Portfolio (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary

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to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

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As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com for all other classes (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Tax-Exempt Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Tax-Exempt Portfolio’s Institutional shares is 147539-886.

The CUSIP number of Tax-Exempt Portfolio’s Managed shares is 147539-878.

The Portfolio has a fiscal year end of April 30.

The Portfolio’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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Appendix C

INVESTORS CASH TRUST

Treasury Portfolio

DWS U.S. Treasury Money Fund Class S

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

DWS Tax-Free Money Fund Class S

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS U.S. Treasury Money Fund Class S shares of the Treasury Portfolio, a series of Investors Cash Trust and the DWS Tax-Free Money Fund Class S shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax-Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-728-3337. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

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This combined Statement of Additional Information contains information about the DWS Tax-Free Money Fund Class S shares (“Class S”) of the Tax-Exempt Portfolio (a “Portfolio”) offered by Cash Account Trust (a “Trust”) and DWS U.S. Treasury Money Fund Class S shares (collectively “Class S”) of Treasury Portfolio (a “Portfolio,” collectively “the Portfolios”) offered by Investors Cash Trust (a “Trust,” collectively the “Trusts”).

INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities; or

(7)	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii)	Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)	Invest more than 10% of net assets in illiquid securities.

(iv)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s Advisor. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio’s Board has approved policies established by a Portfolio’s Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government & Agency Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a fund has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios’ prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.

Each Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portflio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolios’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the “Agreements”) were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing each Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the portfolios of Cash Account Trust (i.e., the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio’s DWS Tax-Free Money Fund Class S shares total operating expenses at 0.70% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e., the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio’s entire investment management fee.

Three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Portfolio’s DWS U.S. Treasury Money Fund Class S shares total operating expenses at 0.65% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to separate underwriting and distribution services agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio’s shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Although Class S shares of the Portfolios do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Portfolios will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of each Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

FEDERAL

Tax Equivalent Yields DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint
30,651 - 74,200	25.00%	25.00%	61,301 - 123,700
74,201 - 154,800	28.00%	28.00%	123,701 - 188,450
154,801 - 336,550	33.00%	33.00%	188,451 - 336,550
over 336,551	35.00%	35.00%	over 336,551

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket
30,651 - 74,200	25.00%	25.00%
74,201 - 154,800	28.00%	28.00%
154,801 - 336,550	33.00%	33.00%
over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

	10.00%	15.00%	25.00%	28.00%	33.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%

If your federal effective tax rate in 2005 is:

	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
	3.08%	2.67%	2.78%	2.99%	3.08%
	4.62%	4.00%	4.17%	4.48%	4.62%
	6.15%	5.33%	5.56%	5.97%	6.15%
	7.69%	6.67%	6.94%	7.46%	7.69%
	9.23%	8.00%	8.33%	8.96%	9.23%
	10.77%	9.33%	9.72%	10.45%	10.77%
	12.31%	10.67%	11.11%	11.94%	12.31%
	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any state, local or city tax rates.

2)	The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Portfolio shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchase of Shares

A Portfolio reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

A Portfolio reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Portfolio also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

A Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of a Portfolio or the Advisor and its affiliates.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 through DWS Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Portfolio is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to a Portfolio promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolios’ prospectus.

The Portfolios are open for business each day the New York Stock Exchange is open. Normally, each Portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If planning to make a payment in wired federal funds, please call 1-800-728-3337.

The Portfolios have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Portfolios when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolios and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolios. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolios at any time for any reason.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio’s present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio’s agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio’s liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-728-3337. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-728-3337 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-728-3337 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the owner’s designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-800-728-3337 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing

Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio’s Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Treasury Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.
Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.

The following individuals hold the same position with the Portfolios and the Trusts.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

	* Inception date of the corporation which was the predecessor to the L.L.C.

Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). Each Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolio and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from Tax-Exempt Portfolio	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$5,430	$1,870	$0	$215,150
Donald L. Dunaway(1)	$5,510	$1,940	$0	$224,660
James R. Edgar(2)	$4,580	$1,610	$0	$173,790
Paul K. Freeman	$5,480	$1,890	$0	$215,150
Robert B. Hoffman	$4,930	$1,710	$0	$187,940
William McClayton	$4,750	$1,680	$0	$181,180
Shirley D. Peterson(6)	$5,290	$1,870	$0	$208,580
Robert H. Wadsworth	$4,520	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Mr. Dunaway are $27 and from the Tax-Exempt Portfolio are $179.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Governor Edgar are $8,696 and from the Tax-Exempt Portfolio are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Portfolio and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned in Tax-Exempt Portfolio	Dollar Range of Securities Owned in Treasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	None	Over $100,000
Donald L. Dunaway*	None	None	Over $100,000
James R. Edgar*	None	None	Over $100,000
Paul K. Freeman	None	None	$1-$10,000**
Robert B. Hoffman	None	None	Over $100,000
William McClayton	None	None	$50,001-$100,000***
Shirley D. Peterson	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Board Members and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts’ knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust, as amended, (“Declarations of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declarations of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declaration of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of ICT: Treasury Portfolio’s Class S shares is 461473878.

The CUSIP number of CAT: Tax-Exempt Portfolio’s Class S shares is 147539639.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Appendix D

CASH ACCOUNT TRUST

Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

Tax-Exempt Portfolio

DWS Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS Government & Agency Money Fund shares of Government & Agency Securities Portfolio and the DWS Tax-Exempt Money Fund shares of Tax Exempt Portfolio offered by Cash Account Trust dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Portfolios, dated April 30, 2006, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-621-1148. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

i

This combined Statement of Additional Information contains information about the DWS Government & Agency Money Fund shares of Government & Agency Securities Portfolio and the DWS Tax-Exempt Money Fund shares of Tax-Exempt Portfolio (each a “Portfolio,” collectively the “Portfolios”) offered by Cash Account Trust (the “Trust”).

INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Government & Agency Securities Portfolio individually may not:

(1)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio’s assets would be invested in securities of that issuer.

(2)	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof. (7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

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If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio’s prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portfolio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio’s holdings could not be derived from such information.

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Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Portfolio portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. DWS Government & Agency Money Fund shares are described herein. Tax-Exempt Portfolio is divided into nine classes of shares: Tax-Free Investment Class, DWS Tax Free Money Fund Class S, DWS Tax Exempt Money Fund, Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares. DWS Tax Exempt Money Fund shares are described herein. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

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Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

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The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s investment manager. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the

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time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Portfolios’ Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an

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“underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review

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the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio’s investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property

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and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Portfolio’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

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A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the

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Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional

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investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Portfolio may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a Portfolio’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio’s acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

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Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio’s investments and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of

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rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average maturity. As a result, a Portfolio’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeIM and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of each Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreement (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under the Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust’s federal, state and local tax returns; preparing and filing the Trust’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust’s operating budget; processing the payment of the Trust’s bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

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Under the Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the Government & Agency Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of all of the Trust’s portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $2,974,584 and $1,783,751, respectively for the fiscal year ended April 30, 2006; $6,250,764 and $2,974,584, respectively for the fiscal year ended April 30, 2005; and $5,457,329 and $2,671,603, respectively for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the DWS Government & Agency Money Fund shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Government & Agency Securities Portfolio to the extent necessary to maintain the DWS Government & Agency Money Fund shares total operating expenses at 0.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For three years from the commencement of operations of the DWS Tax-Exempt Money Fund shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the DWS Tax-Exempt Money Fund shares total operating expenses at 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

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Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO SERVICE PROVIDERS

Underwriter

DWS Scudder Distributors, Inc. (DWS-SDI), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Portfolios and acts as agent of the Portfolios in the continuous sale of their shares. The Portfolios pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Portfolio whenever shareholders vote with respect to such agreement. DWS-SDI receives no compensation from the Funds as principal underwriter for the Portfolios shares and pays all expenses of distribution of the Portfolios shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and DWS-SDI as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

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Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to an agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, (the “Custodian”) as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolios.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Portfolios for which a sub-investment advisor manages the Portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

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It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2005 tax rates schedules.

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Federal

Tax-Equivalent Yields

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Federal Tax Bracket
$29,701 - $71,950	0.00%	25.00%	25.00%	$59,401 - $119,950	0.00%	25.00%	25.00%
$71,951 - $150,150	0.00%	28.00%	28.00%	$119,951 - $182,800	0.00%	28.00%	28.00%
$150,151 - $326,450	0.00%	33.00%	33.00%	$182,801 - $326,450	0.00%	33.00%	33.00%
over $326,450	0.00%	35.00%	35.00%	over $326,450	0.00%	35.00%	35.00%

If your combined federal and state effective tax rate in 2005 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolios’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor,

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also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Purchase of Shares

Shares of each Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the Portfolios’ prospectus. There is no sales charge. The minimum initial investment in DWS Government & Agency Money Fund shares is $1,000 ($500 for IRAs), $10,000 for a MoneyPLUS AccountSM and the minimum subsequent investment is $50($1,500 a month for a MoneyPLUS AccountSM), but such minimum amounts may be changed at any time. The minimum initial investment in DWS Tax-Exempt Money Fund shares is $1,000 ($50 for IRAs), $10,000 for a MoneyPLUS AccountSM and the minimum subsequent investment is $50 ($1,500 a month for a MoneyPLUS AccountSM), but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Portfolios may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $3 monthly fee assessed on accounts below $1,000. Since each Portfolio will be investing in instruments that normally require immediate payment in federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds.

DWS-SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Portfolio with the following compensation schedule up to the following amounts:

	Compensation Schedule (1)
	Amount of Shares Sold	As a Percentage of Net Asset Value
DWS Tax-Exempt Money Fund shares	$1 million to $15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.

	Compensation Schedule (1)
	Amount of Shares Sold	As a Percentage of Net Asset Value
DWS Government & Agency Money Fund shares	Up to $15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Scudder-branded plans under an alliance with DWS-SDI and its affiliates.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that

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collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring federal funds.

Due to the desire of the Trust’s management to afford ease of redemption, certificates will not be issued to indicate ownership in the Portfolios. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day’s dividend if effected at or prior to 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and at or prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. We do not accept checks drawn on foreign banks.

If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Portfolio bank account (Government & Agency Securities Portfolio 98-0116-259-4; Tax-Exempt Portfolio 98-0001-577-6) and further credit to your account number.

No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in each Portfolio’s prospectus.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Portfolio at the applicable net asset value as described in the Portfolios’ prospectus. If processed at 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and at 3:00 p.m. Eastern time for Tax-Exempt Portfolio, the shareholders will receive that day’s dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Portfolios may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Portfolios’ shareholders.

Although it is each Portfolio’s present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the

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applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Portfolio account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem Portfolio shares in your account to pay the entry to the third party originating the debit. A Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Portfolios, the Portfolios’ transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Portfolio then in the account and available for redemption. A Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Portfolio may also require that you put your request in writing so that a Portfolio will receive it within 14 days after you call. If you order a Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a Portfolio does not do so, a Portfolio will be

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liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-621-1048) or write (DWS Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Portfolio sent you the first Portfolio account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Portfolio, the Portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Portfolios’ agreement with you, a Portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Portfolio’s liability shall not exceed the amount of the transfer in question.

A Portfolio, the Portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of

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redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and can be identified as an investment in a fund will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Portfolio’s books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

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Special Features. Certain firms that offer Shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

SPECIAL FEATURES

Automatic Withdrawal Program. If you own $5,000 or more of a Portfolio’s shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $3/month charge if your account balance is below $1,000 for the last 30 days. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolios. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) with State Street as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are

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accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by federal funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). A Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of each Portfolio are calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

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Taxable Portfolio. The Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is

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transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Funds as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Funds and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

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Name, Year of Birth, Position(s) Held with the Funds and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank.	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

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Name, Year of Birth, Position(s) Held with the Funds and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director((3)), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945)Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present; Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board Members. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust’s Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board Members oversee a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios’ financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios’ Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios’ securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing the Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios’ investments, pays

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the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolios and receives a management fee for its services.

The Board Members of the Trust established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from Government & Agency Securities Portfolio	Compensation from Tax- Exempt Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$7,030	$5,430	$0	$215,150
Donald L. Dunaway(1)	$7,150	$5,510	$0	$224,660
James R. Edgar(2)	$5,950	$4,580	$0	$173,790
Paul K. Freeman	$7,090	$5,480	$0	$215,150
Robert B. Hoffman	$6,360	$4,930	$0	$187,940
William McClayton(3)	$6,170	$4,750	$0	$181,180
Shirley D. Peterson(6)	$6,850	$5,290	$0	$208,580
Robert H. Wadsworth	$5,890	$4,520	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Government & Agency Securities Portfolio to Mr. Dunaway are $2,167 and from the Tax-Exempt Portfolio to Mr. Dunaway are $179.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Government & Agency Securities Portfolio to Governor Edgar are $29,540 and from the Tax-Exempt Portfolio to Governor Edgar are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 72 funds/portfolios.

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(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Portfolios’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership in the Trust and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned in Cash Account Trust	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman**	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton***	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

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Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolios (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

Securities Beneficially Owned

As of July 18, 2006, all Board Members and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of each Portfolio’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of such Portfolio’s outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Board Member Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Portfolios or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

TRUST ORGANIZATION

The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of

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separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select, Service Shares (formerly known as Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: Tax-Free Investment Class, DWS Tax Free Money Fund Class S, DWS Tax-Exempt Money Fund, Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such

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shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent registered public accounting firm. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

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•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

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ADDITIONAL INFORMATION

The CUSIP number of CAT Government & Agency Securities Portfolio’s DWS Government & Agency Money Fund shares is 147539 65 4.

The CUSIP number of CAT Tax-Exempt Portfolio’s DWS Tax-Exempt Money Fund shares is 147539 64 7.

Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year ending April 30.

The Portfolios’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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